[LOGO]
                                                  JEFFERSON PILOT
                                                     FINANCIAL

                                   Helping you write the story of your life.(TM)

================================================================================

  Allegiance(R)                                           Ensemble(R)
--------------------------------------------------------------------------------
Variable Annuity                               Variable Universal Life Insurance

                                                                   Annual Report

                                                                        [PHOTOS]

Jefferson Pilot Variable Fund, Inc.

Fidelity Variable Insurance Products Series Fund

Fidelity Variable Insurance Products Series Fund II

MFS Variable Insurance Trust

Oppenheimer Variable Account Funds

Templeton Variable Products Series Fund

                                                               December 31, 1999

3-5653                                                                  2/00 Rev

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

[PHOTO]

Dear Policyholder:

      As owner of a variable life insurance or annuity contract issued by one of the Jefferson Pilot Financial Companies, I am again pleased to report to you some of the more significant developments which occurred in 1999.

      Assets under management of the Jefferson Pilot Variable Fund grew by 54% during the year, crossing the $1billion mark on December 31st...a significant milestone of which we are very proud. The increase was primarily due to the continued strong performance of domestic and international equity markets, another record sales year for our products in total and a very favorable reception to our newest variable life insurance product, Ensemble(R)SL. With our product portfolio, underwriting capabilities and financial strength, JPF is well-positioned to continue as a leader in the variable products industry.

      Last year brought success in the equities markets, both at home and abroad. The S&P 500 Index of domestic large company stocks advanced 21%. This is the first time since 1926 that the index has posted 5 consecutive years of double-digit gains. Small Cap stocks came to life in the fourth quarter of the year and the Russell 2000 Index finished with a gain of 21.3%. Finally, the Morgan Stanley (MSCI) EAFE Index of stocks in Europe and the Pacific Rim moved ahead 25.3%.

      Domestically, market advances were generally narrow, driven by strong investor demand for stocks in the technology sector. A look at components of the S&P 500 Index is illustrative. The 68 technology stocks in the index had a composite gain of more than 74%. The remaining 432 non-tech stocks produced a gain of only 4%. While this evidence may compel some investors to increase their exposure to technology stocks, it is important to remember that these stocks can be very volatile. Investors should be confident that their overall asset allocations are appropriate for their stage in life and their tolerance for risk.

      We are once again pleased, as we hope you are, with the performance of the Fund's divisions. Two portfolios, Emerging Growth and Growth, sub-advised by MFS and Strong respectively, produced annual returns in excess of 75%. The Capital Growth Portfolio (sub-advised by Janus) increased 44.7% for the year, marking the second year in a row that it has surpassed the S&P 500 Index. Overseas, the International Equity Portfolio had another strong year with a return of 32.5%, 700 basis points better than the MSCI EAFE Index. I would also like to point out that MFS delivered a return of 4.8% on the High Yield Bond Portfolio, beating the Lehman Brothers High Yield Index by 2.4 percentage points.


                                                                               1
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

      In summary, it was another exceptional year for the Jefferson Pilot Variable Fund. As always, we appreciate your continuing support of our Ensemble(R) Variable Universal Life policies and Allegiance(R) and Alpha Variable Annuities.

Sincerely,


/s/ Ronald R. Angarella

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.


2
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------

                                                     Page
Portfolio Profiles
     International Equity Portfolio                     5
     World Growth Stock Portfolio                      13
     Global Hard Assets Portfolio                      25
     Emerging Growth Portfolio                         33
     Capital Growth Portfolio                          45
     Small Company Portfolio                           51
     Growth Portfolio                                  61
     Growth and Income Portfolio                       69
     Balanced Portfolio                                77
     High Yield Bond Portfolio                         87
     Money Market Portfolio                           101
Financial Statements                                  106
Notes to Financial Statements                         114


                                                                               3
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

"We remain optimistic on the medium term outlook for equities outside the US given the favourable growth outlook and benign inflationary environment."

                                            --Ronald Armist, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

                  --------------------------------------------

                                  FUND MANAGER
                      Lombard Odier International Portfolio
                               Management Limited

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To realize long-term capital appreciation by
               investing substantially all of its total assets in
                         equity securities of companies
                  from countries outside of the United States.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $35,640,381

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       67

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     71.98%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  RONALD ARMIST
                                Managing Director
                            Chief Investment Officer,
                                    Equities

o     Joined Lombard in 1983

o     19 years of investment experience

o     B.B.S. from University of Cape Town

o     Chartered Accountant

--------------------------------------------------------------------------------


                                                                               5
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 91.00%
Preferred Stock ........  5.46%
Cash ...................  3.54%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

Sony Corp.                                                              3.64%
Nokia Oyj                                                               3.51%
BP Amoco, PLC                                                           3.22%
Nippon Telegraph &
   Telephone Corp.                                                      3.16%
Toyota Motor Corp.                                                      2.98%
Shell Transport &
 Trading Co.                                                            2.31%
SAP, AG                                                                 2.19%
Telefonaktiebolaget
   LM Ericsson                                                          2.14%
Total Fina, SA                                                          2.10%
JAFCO Company, Ltd.                                                     2.00%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN COUNTRIES                                                    PORTFOLIO++
--------------------------------------------------------------------------------

Japan                                                                  31.26%
United Kingdom                                                         17.97%
Germany                                                                 7.42%
France                                                                  6.09%
Sweden                                                                  5.46%
Netherlands                                                             4.72%
Finland                                                                 3.51%
Switzerland                                                             3.36%
Brazil                                                                  3.27%
Italy                                                                   2.97%
--------------------------------------------------------------------------------

               ++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

      The JPVF International Equity Portfolio rose 18.9% during the fourth quarter (net of fees), outperforming both the S&P Composite and the MSCI EAFE (Europe, Australasia & Far East) Index.

      Our positive scenario for global equity markets driven by an improving growth environment proved correct, albeit rather more quickly and with much greater vigour than we had initially expected. Our tentative projections for a Millennium rally came one quarter early, driven by strong outperformance from an increasingly narrow focus on growth stocks in the newly christened TMT sector: technology, media and telecommunications.

      We remain broadly positive on the outlook for equities in 2000. Global growth will continue to exceed expectations, both top-down and bottom-up. This is particularly true of Japan, where consumption and private sector capex have yet to play any meaningful role. The re-synchronisation scenario remains valid as the rest of the world finally starts to close the gap on a still rampant US economy.

      Inflation anxieties are largely misplaced. There is little evidence of a wholesale build-up of inflationary pressures in any market (including the US). Whilst rates are unquestionably on a rising trend, we believe the scope for positive news in the second half of the year is much greater than is currently being discounted by the performance of bond markets. We therefore expect rates to peak at a much lower level this cycle. This implies a strong background for growth stocks into the second half.

      Despite our positive scenario, the risk profile in for some equity markets has increased over the shorter term. Specifically, almost all equity markets demonstrated an alarming lack of breadth during the fourth quarter rally. An increasingly narrow focus on telecommunications and internet related shares has resulted in a handful of companies driving index performance in all major markets. This increases the risk of market instability and raises the spectre of rotation back into laggard value plays.

      We remain cautious on the relative outlook for US equities this year. EAFE markets have outperformed the US since the Fed began raising rates last June. We expect this to continue, at least until firm evidence of a slowdown in US growth begins to appear. US valuations are comparatively undemanding on an


6
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

earnings basis, but the implied growth expectations are very optimistic and leave almost no scope for disappointments. Equity valuations relative to bonds are stretched as never before. This continues to imply downside risks. Markets have pretty much discounted a 50bp rate hike in Q1, but given the extraordinary resilience of US GDP (+5.7% annualised in Q3 '99), this will not prove sufficient to slow the economy or soothe Mr.Greenspan's fevered brow.

      Growth momentum remains favourable in Continental Europe. The weakness of the Euro has significantly enhanced the competitive position of leading European exporters and is now supporting growth in export orders and manufacturing output. We expect the Euro to replace the yen as the strongest global currency for 2000. Consumer and business sentiment is picking up. Corporate restructuring and buoyant M&A will lend additional support. The ECB remains in tightening mode, which may add to instability in the first quarter, but the outlook for inflation is favourable and thus offers significant surprise potential on the trend in rates. We remain overweight European equities.

      Prospects for UK equities remain dogged by the unfavourable interest rate environment. Despite accumulating evidence of price destruction on the "High Street", the continued strength of house prices will keep the Bank of England in hawkish mode. The increasing disparity between UK and European short rates and the strength of sterling have also reduced the scope for Euro convergence. We remain unconvinced by the inflation bears and continue to expect better news on the outlook for rates in the second half. However, an interventionist Bank of England dictates our cautious stance UK equities, over the shorter term.

      Disappointing Q3 numbers in Japan have given more ammunition to the bears who remain sceptical of Japan's capacity to achieve self-sustaining economic growth without the narcotic of continuous public sector stimulus. Growth stocks have outperformed in consequence, following global trends in TMT. It is too early to write off Japan's recovery. We continue to believe that headline numbers will surprise on the upside this year as private sector capital expenditures and personal consumption growth begins to accelerate. Corporate restructuring also remains a key support. The Bank of Japan is gearing up to monetise debt. This offers perhaps the biggest positive surprise for equities this year. We remain overweight Japan.

      The economies of the Pacific Rim have finally confirmed their recovery from the crisis of 1997 with exceptionally strong Q3 GDP numbers. Strong headline growth and aggressive corporate restructuring will continue to power earnings recovery. China's final accession to the WTO should provide an additional longer-term incentive for "Greater China". The emerging markets


                                                                               7
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             International Equity Portfolio and the MSCI EAFE Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                              International         MSCI
                                  Equity            EAFE
                  Date          Portfolio          Index
                  ----          ---------          -----

                01/01/98          10,000           10,000
                01/31/98          10,336           10,444
                02/28/98          11,118           11,101
                03/31/98          11,535           11,430
                04/30/98          11,611           11,506
                05/31/98          11,759           11,437
                06/30/98          11,604           11,510
                07/31/98          11,837           11,613
                08/31/98          10,452           10,160
                09/30/98          10,103            9,835
                10/31/98          10,840           10,846
                11/30/98          11,603           11,388
                12/31/98          12,166           11,823
                01/31/99          12,327           11,774
                02/28/99          12,063           11,480
                03/31/99          12,704           11,945
                04/30/99          13,203           12,415
                05/31/99          12,526           11,761
                06/30/99          13,091           12,206
                07/31/99          13,503           12,554
                08/31/99          13,521           12,586
                09/30/99          13,560           12,698
                10/31/99          13,962           13,160
                11/30/99          14,594           13,603
                12/31/99          16,124           14,810

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                           MSCI
                               INTERNATIONAL                               EAFE
                                   EQUITY                                 INDEX
1 YEAR                             32.54%                                 25.27%
INCEPTION                          27.02%                                 21.70%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

of Eastern Europe and Latin America are also beginning to offer more attractive potential, with favourable fund flows, modest valuations and positive earnings momentum. We continue to increase selective exposure.

      We remain optimistic on the medium term outlook for equities outside the US given the favourable growth outlook and benign inflationary environment. The exceptional focus on TMT stocks implies and enhanced risk of volatility into Q1, but the ground-breaking merger between AOL and Time Warner may keep this particular pot boiling for the time being. Markets will remain transfixed by the outlook for global interest rates. We generally believe that inflationary expectations are too bearish and the potential for an upside surprise on the outlook for interest rates in the second half is much greater. Herein lies the source of optimism for long duration growth stocks this year.


8
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            Year Ended      Year Ended
                                             December        December
                                             31, 1999        31, 1998

Net asset value, beginning of year          $     12.12     $     10.00

Income From Investment Operations
 Net investment loss                              (0.01)
 Net gains and losses on securities
  (both realized and unrealized)                   3.96            2.16
                                            -----------     -----------
 Total from investment operations                  3.95            2.16

Less Distributions to Shareholders
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                                 (0.04)
 Distributions in excess of capital gains
 Returns of capital
                                            -----------     -----------

 Total distributions                               0.00           (0.04)

Net asset value, end of year                $     16.07     $     12.12
                                            ===========     ===========

Total Return (A)                                  32.54%          21.66%

Ratios to Average Net Assets:
 Expenses                                          1.25%           1.55%
 Net investment income                            (0.05%)          0.04%

Portfolio Turnover Rate                           71.98%          77.23%

Net Assets, At End of Year                  $35,640,381     $16,576,281

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


                                                                               9
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--91.26 %
                                                                        Market
Company                                                     Shares       Value
--------------------------------------------------------------------------------

Aerospace & Defense-0.95%
British Aerospace, PLC                                      51,057    $  337,363
                                                                      ----------
                                                                         337,363
                                                                      ----------

Appliances-1.40%
Electrolux, AB, Series B                                    19,912       498,791
                                                                      ----------
                                                                         498,791
                                                                      ----------

Automotive Manufacturing-5.97%
DaimlerChrysler, AG                                          5,092       394,009
Honda Motor Co., Ltd.                                       18,000       668,262
Toyota Motor Corp.                                          22,000     1,063,944
                                                                      ----------
                                                                       2,126,215
                                                                      ----------

Banking-11.87%
Allied Irish Banks, PLC                                     26,664       301,998
Alpha Credit Bank                                            5,517       431,636
Anglo Irish Bank Corp., PLC                                123,300       286,143
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, SA                                  12,702       297,021
Banca Intesa, SpA                                           69,868       282,217
Bank of Tokyo-
 Mitsubishi, Ltd., The                                      50,000       695,618
Barclays, PLC                                               18,380       527,851
Credit Suisse Group                                          1,336       264,162
Industrial Bank of
 Japan, Ltd., The                                           42,000       404,182
Sumitomo Bank, Ltd., The                                    30,000       410,043
Unicredito Italiano, SpA                                    67,590       330,600
                                                                      ----------
                                                                       4,231,471
                                                                      ----------

Beverages-1.02%
BRL Hardy, Ltd.                                             75,610       363,629
                                                                      ----------
                                                                         363,629
                                                                      ----------

Broadcasting-1.26%
Mediaset, SpA                                               29,000       448,792
                                                                      ----------
                                                                         448,792
                                                                      ----------

Building Construction-1.27%
Berkeley Group, PLC, The                                    32,270       371,846
New World Infrastructure, Ltd.+                             62,000        79,359
                                                                      ----------
                                                                         451,205
                                                                      ----------

Building Materials-3.95%
CRH, PLC                                                    21,900       467,545
Lafarge, SA                                                  4,250       492,433
Tostem Corp.                                                25,000       448,195
                                                                      ----------
                                                                       1,408,173
                                                                      ----------

Chemicals-2.54%
Aventis, SA                                                  8,600       497,364
Mitsubishi Chemical Corp.                                  115,000       404,475
                                                                      ----------
                                                                         901,839
                                                                      ----------

Commercial Services-2.83%
Granada Group, PLC                                          56,806       574,468
Vivendi (Ex-Gen des Eaux)                                    4,837       434,637
                                                                      ----------
                                                                       1,009,105
                                                                      ----------

Electronics-6.35%
Mabuchi Motor Co., Ltd.                                      2,000       348,395
Sharp Corp.                                                 24,000       613,160
Sony Corp.                                                   4,400     1,302,526
                                                                      ----------
                                                                       2,264,081
                                                                      ----------

Electronics - Semiconductors-1.32%
STMicroelectronics, N.V                                      3,074       470,790
                                                                      ----------
                                                                         470,790
                                                                      ----------

Financial Services-2.00%
JAFCO Company, Ltd.                                          2,000       713,204
                                                                      ----------
                                                                         713,204
                                                                      ----------

Insurance-1.06%
AEGON, N.V                                                   3,938       378,525
                                                                      ----------
                                                                         378,525
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


10
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                     Shares       Value
--------------------------------------------------------------------------------

Manufacturing-2.74%
BBA Group, PLC                                              33,323    $  268,517
Mannesmann, AG                                               2,950       708,154
                                                                      ----------
                                                                         976,671
                                                                      ----------

Mining & Metals - Ferrous & Nonferrous-3.65%
Metallgesellschaft, AG                                      18,030       359,624
Mitsui Mining &
  Smelting Co., Ltd.                                        76,000       358,634
Nippon Steel Corp.                                         250,000       583,753
                                                                      ----------
                                                                       1,302,011
                                                                      ----------

Office Equipment-0.69%
Ricoh Co., Ltd.                                             13,000       244,619
                                                                      ----------
                                                                         244,619
                                                                      ----------

Oil & Gas - Integrated-9.18%
BP Amoco, PLC                                              114,780     1,151,499
LUKoil Holding, SA                                          10,434       542,568
Shell Transport & Trading Co.                               99,760       827,180
Total Fina, SA-B                                             5,662       751,946
                                                                      ----------
                                                                       3,273,193
                                                                      ----------

Pharmaceutical-4.25%
Novartis, AG                                                   330       482,002
Roche Holding, AG                                               37       436,871
SmithKline Beecham, PLC                                     46,960       597,879
                                                                      ----------
                                                                       1,516,752
                                                                      ----------

Publishing & Printing-2.73%
Singapore Press Holdings, Ltd.                              22,493       487,393
VNU, N.V                                                     9,280       485,347
                                                                      ----------
                                                                         972,740
                                                                      ----------

Railroad-0.59%
Railtrack Group, PLC                                        12,640       211,855
                                                                      ----------
                                                                         211,855
                                                                      ----------

Real Estate-0.96%
City Developments, Ltd.                                     58,200       340,606
                                                                      ----------
                                                                         340,606
                                                                      ----------

Retail Stores-3.95%
Hennes & Maruitz, AB                                        18,692       623,577
Koninklijke Ahold, N.V                                      11,933       351,519
Marui Company, Ltd.                                         29,000       432,358
                                                                      ----------
                                                                       1,407,454
                                                                      ----------

Telecommunications - Equipment & Services-5.67%
Nokia Oyj                                                    6,960     1,255,688
Telefonaktiebolaget LM Ericsson                             11,963       765,979
                                                                      ----------
                                                                       2,021,667
                                                                      ----------

Telecommunications - Integrated-6.63%
British
  Telecommunications, PLC                                   22,620       551,556
Nippon Telegraph &
  Telephone Corp.                                               66     1,128,426
Portugal Telecom, SA                                        29,280       319,594
Telekomunikacja Polska, SA,
  Series 144A, GDR                                          55,561       363,697
                                                                      ----------
                                                                       2,363,273
                                                                      ----------

Telecommunications - Wireless-3.06%
NTT Mobile Communication
  Network, Inc.                                                 10       383,958
Vodafone AirTouch, PLC                                     142,745       705,673
                                                                      ----------
                                                                       1,089,631
                                                                      ----------

Transportation-1.94%
Preussag, AG                                                 7,360       407,946
Stagecoach Holdings, PLC                                   109,959       282,651
                                                                      ----------
                                                                         690,597
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              11
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Utilities - Electric & Gas-1.43%
Tokyo Electric Power Co.                                 19,100      $   511,299
                                                                     -----------

                                                                         511,299
                                                                     -----------

 TOTAL COMMON STOCK
 (Cost $26,104,716)                                                   32,525,551
                                                                     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK--5.48%
                                                                       Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Computer Software - Mini & Micro-2.20%
SAP, AG                                                   1,307      $   783,388
                                                                     -----------
                                                                         783,388
                                                                     -----------

Telecommunications - Wireless-3.28%
Tele Sudeste Celular
  Participacoes, SA, ADR                                 18,016          699,246
Telesp Celular Participacoes, SA                         11,098          470,278
                                                                     -----------
                                                                       1,169,524
                                                                     -----------

  TOTAL PREFERRED STOCK
  (Cost $1,226,318)                                                    1,952,912
                                                                     -----------

  TOTAL INVESTMENTS
  (Cost $27,331,034)                                      96.74%      34,478,463
Other assets, less liabilities                             3.26        1,161,918
                                                         ------      -----------

  TOTAL NET ASSETS                                       100.00%     $35,640,381
                                                         ======      ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


12
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

"We will maintain our fundamentally driven investment style and our focus on the economic worth of a business when we invest your funds and we look forward to the opportunities ahead."

                                           --Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

                  --------------------------------------------

                                  FUND MANAGER
                        Templeton Global Advisors Limited

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through
                       a policy of investing primarily in
                    stocks of domestic or foreign companies.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                  $133,027,008

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       138

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     24.80%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               CINDY SWEETING, CFA

o     Joined Templeton organization in 1997

o Previously vice president of investments with McDermott International Co., Inc.

o     Serves on Board of Directors of the International Society of Financial
      Analysts

o     B.A. from Georgetown University

o     Chartered Financial Analyst

--------------------------------------------------------------------------------


                                                                              13
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 91.67%
Preferred Stock ........  5.35%
Cash ...................  2.96%
Corporate Bonds ........  0.01%
Rights and Warrants ....  0.01%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

Nortel Networks Corp.                                                   3.33%
Telefonos de Mexico, SA,
   ADR, Class L                                                         2.26%
Hutchison Whampoa, Ltd.                                                 2.21%
Li & Fung, Ltd.                                                         2.13%
Repsol, SA                                                              1.93%
Sony Corp.                                                              1.72%
Anglo American
   Platinum Corp.                                                       1.66%
Zurich Allied, AG                                                       1.41%
Pechiney, SA                                                            1.40%
Axa                                                                     1.34%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN COUNTRIES                                                    PORTFOLIO++
--------------------------------------------------------------------------------

United States                                                          17.84%
United Kingdom                                                         12.21%
France                                                                  8.81%
Hong Kong                                                               8.63%
Japan                                                                   6.96%
Australia                                                               5.38%
Canada                                                                  4.55%
Mexico                                                                  4.44%
Netherlands                                                             3.61%
Germany                                                                 3.12%

               ++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

      During the final months of 1999, global stock markets almost uniformly broke out of the trading ranges they had occupied from July to mid-October and the MSCI World Index posted a euphoric 16.6% return for the fourth quarter to bring its full year gain to 23.6%. The World Growth Stock Portfolio trailed the MSCI World Index by 2.7%, with all of the lag coming during the final quarter's surge. While disappointed in the underperformance, we are pleased that a wide range of holdings in a variety of countries and industries contributed to the solid returns, while the majority of the index returns were concentrated in a relatively few companies, mainly in the technology and telecommunications sectors. While the dichotomy in equity returns in the U.S. market, which has hugely rewarded those narrow sectors, has been well publicized, it is perhaps not as well known that similar performance concentration is now being experienced internationally as well. Birinyi Associates reports that in 1999, international markets collectively gained $2.9 trillion in market value. Ten stocks were responsible for 29% of that increase, and one sector, telecommunications, was responsible for 40% of the gain.

      The World Growth Stock Portfolio benefited from our holdings in Asia and Latin America, which performed well during the final months of the year. This was offset by our relatively small holdings in Japanese stocks versus a much more sizable weight in the indices and the lagging of our undervalued holdings in the US and the UK as momentum stocks surged. While we have been able to identify a few stocks in Japan that meet our strict valuation criteria, the majority remain too expensive. Similarly, valuations of the technology leaders in the US which have led the market are well above prices which can be justified on even long term optimistic growth scenarios and we are much more interested in the future performance potential of stocks that remain undervalued on unappreciated fundamentals.

      The majority of the Portfolio's 1999 returns were achieved by taking advantage of emotional market activity in 1998 which allowed us to build positions


14
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

in depressed securities in Asia, Latin America, and commodity related firms worldwide. As 1999 unfolded, it became apparent that the Asian economies had proven more resilient than most investors expected. Hong Kong, for example, despite showing property price declines of 50 to 60%, sustained no serious impact on any major financial institution. This was a remarkable accomplishment when one considers how massive property declines have negatively impacted other economies in the past. Early in 1999, Asian economies began to grow and exports in the region rose to satisfy the insatiable North American demand, where the US trade deficit reached a record $336bn. Japan also showed signs of recovering from almost ten years of trying to accommodate the economic destruction of their stock and real estate market declines. This better than expected news from Asia encouraged North American and European investors, who were very underweight in the region, to accumulate undervalued Asian securities driving the markets up 30 to 40 percent during the year. Having accumulated reasonable holdings in the region in the pessimistic days of 1998, the Portfolio benefited from the return of investors to Asia. Our largest Asian holdings in 1999 were in Hong Kong, followed by Japan, Singapore and Korea. As Asian economic growth potential increased, the outlook for rising commodity demand also improved, as Asia has historically accounted for a large part of the world's overall demand for commodity goods. Our holdings in energy, papers and metals benefited as the price of commodities, and subsequently company stock prices, rose.

      With the exception of the United Kingdom, our European holdings also performed well. European companies have generally shown strong operating improvements due to restructuring, lower interest rates and better management. This resulted in strong free cash flow. As a percent of sales, European company free cash flow has been roughly 3% over the last 4 years, 50% higher than the peak levels achieved in 1988 & 1989. Since most European companies don't need to expand capacity, much of this excess cash was used for corporate activity. Mergers and acquisitions rose dramatically in Europe with volumes over the last two years at $800bn annually compared to levels below $200bn for most of the early 1990s. This trend should continue in 2000.

      Our Latin American holdings rose dramatically during the year, as Latin American economies are leaving 1999 in much better shape than they began it and much political uncertainty has been


                                                                              15
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

resolved. Latin American stock markets rose approximately 50% and some of our largest holdings, such as Telmex, rose over two times. The Portfolio was underweight the US market, which accounts for half of the index weight, and also underweight the technology sector due to valuation. However, several of our holdings performed extremely well. These included Applied Materials, Hewlett Packard, Bowater, and International Paper. Our most recent purchases have been in pharmaceuticals, retailing and smaller companies. A shift away from technology should eventually help these securities. Going forward, we continue to be concerned about the extreme valuations in the overall market, but are encouraged by the large number of securities which are selling at valuations much lower than the market. We continue to identify companies selling at prices 50% below their peaks with reasonable growth prospects and valuations. The emotional speculation in markets globally has had a very narrow focus leaving many ideas for longer-term investors. As a result, the average holding in our Portfolio sells at approximately half the valuation of the market averages.

      In Europe we continue to find value in the United Kingdom and are excited about potential tax rate reductions throughout the continent, particularly in Germany and the Nordic region. Cutting corporate tax rates in Europe would free up excess cash for companies, boosting corporate profitability and continuing to feed merger and acquisition activity. Several of our European holdings sell below our estimate of their asset values and are candidates for acquisition activity. The UK market has lagged continental European markets partly due to differing economic cycles and the uncertainty of the UK's Euro participation. In our opinion, some of the cheapest securities worldwide can be found in the UK. Our holdings include retailers such as Marks & Spencer and Tesco, aerospace companies such as BAE Systems, utilities such as National Power and Thames Water and energy companies such as Shell Transport & Trading. We continue with good positions in Asia although we have taken profits in several of our holdings in the region. Despite the dramatic price recovery in equities, many stocks still sell below their highs achieved prior to the Asian crisis, and valuations in Asia are, on average lower than Europe while economic growth could be higher. Our Latin American holdings are also very cheap but we are largely content with our positions in these shares.

      Our investment philosophy and strategy is unchanged and we will continue to be very concerned about the


16
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

price we pay for shares. We remain oriented toward identifying those stocks that offer the greatest value relative to long term earnings potential. For much of the 1990's, and in 1999 in particular, value stocks have significantly lagged growth and momentum strategies. Investors have been willing to pay up significantly for technology shares in particular, with high optimism about the very long-term potential of the Internet, cellular telephony and media convergence. While we share the view that these trends are fundamentally correct, strong and pervasive, we are reluctant to pay too high a price for that optimism. John Templeton has said "Investors are people who buy for fundamental values. Speculators are those who buy in the hope of selling later to someone at a higher price." While our methodologies have often delivered outstanding results, there will be times, like the past period of growth and momentum investing, when our process, despite our best efforts, does not generate attractive relative returns. Over the long term, however, the Templeton process has proven itself time and again. We will maintain our fundamentally driven investment style and our focus on the economic worth of a business when we invest your funds.

--------------------------------------------------------------------------------
              World Growth Stock Portfolio and the MSCI World Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                                        World
                                       Growth                 MSCI
                                        Stock                WORLD
                      Date            Portfolio              Index
                      ----            ---------              -----

                     8/1/1985           10,000               10,000
                    9/30/1985            9,112               10,137
                   12/31/1985           10,526               11,822
                    3/31/1986           12,932               14,371
                    6/30/1986           12,715               15,328
                    9/30/1986           12,765               16,146
                   12/31/1986           13,449               16,882
                    3/31/1987           14,918               20,707
                    6/30/1987           14,999               21,951
                    9/30/1987           16,167               23,311
                   12/31/1987           12,408               19,712
                    3/31/1988           13,855               22,022
                    6/30/1988           14,352               21,836
                    9/30/1988           14,141               21,928
                   12/31/1988           14,034               24,433
                    3/31/1989           15,373               25,008
                    6/30/1989           15,862               24,689
                    9/30/1989           18,247               27,584
                   12/31/1989           18,041               28,634
                    3/31/1990           17,244               24,562
                    6/30/1990           18,671               26,580
                    9/30/1990           15,554               21,760
                   12/31/1990           16,176               23,904
                    3/31/1991           17,797               26,288
                    6/30/1991           17,325               25,434
                    9/30/1991           18,848               27,260
                   12/31/1991           19,812               28,439
                    3/31/1992           19,777               26,152
                    6/30/1992           20,910               26,660
                    9/30/1992           20,281               27,143
                   12/31/1992           21,015               27,114
                    3/31/1993           22,440               29,479
                    6/30/1993           23,314               31,306
                    9/30/1993           25,138               32,814
                   12/31/1993           28,104               33,384
                    3/31/1994           27,156               33,628
                    6/30/1994           26,728               34,678
                    9/30/1994           28,551               35,464
                   12/31/1994           27,248               35,248
                    3/31/1995           27,603               36,944
                    6/30/1995           29,865               38,568
                    9/30/1995           31,357               40,772
                   12/31/1995           31,703               42,762
                    3/31/1996           33,105               44,543
                    6/30/1996           34,373               45,880
                    9/30/1996           34,737               46,568
                   12/31/1996           37,795               48,757
                    3/31/1997           38,862               48,935
                    6/30/1997           43,136               56,368
                    9/30/1997           47,062               58,029
                   12/31/1997           43,588               56,656
                    3/31/1998           48,979               64,769
                    6/30/1998           47,104               66,084
                    9/30/1998           39,514               58,160
                   12/31/1998           44,831               70,223
                    3/31/1999           44,840               72,518
                    6/30/1999           50,285               75,767
                    9/30/1999           49,060               74,433
                   12/31/1999           54,181               86,767

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                           MSCI
                                                      WORLD               WORLD
                                                      GROWTH              INDEX
1 YEAR                                                20.86%              23.56%
5 YEAR                                                14.74%              18.07%
10 YEAR                                               11.62%               9.60%
INCEPTION                                             12.43%              16.16%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              17
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                              December         December         December         December         December
                                              31, 1999         31, 1998         31, 1997         31, 1996         31, 1995
Net asset value, beginning of year          $      21.90     $      23.28     $      23.31     $      21.20     $      19.00

Income From Investment Operations
 Net investment income                              0.41             0.56             0.53             0.49             0.45
 Net gains and losses on securities
  (both realized and unrealized)                    4.10             0.12             2.97             3.56             2.65
                                            ------------     ------------     ------------     ------------     ------------

  Total from investment operations                  4.51             0.68             3.50             4.05             3.10

Less Distributions to Shareholders
 Dividends from net investment income              (0.07)           (0.47)           (0.53)           (0.48)           (0.43)
 Dividends in excess of net
  investment income                                                                  (0.03)
 Distributions from capital gains                  (0.26)           (1.59)           (2.76)           (1.46)           (0.47)
 Distributions in excess of capital gains                                            (0.21)
 Returns of capital
                                            ------------     ------------     ------------     ------------     ------------

 Total distributions                               (0.33)           (2.06)           (3.53)           (1.94)           (0.90)

Net asset value, end of year                $      26.08     $      21.90     $      23.28     $      23.31     $      21.20
                                            ============     ============     ============     ============     ============

Total Return (A)                                   20.86%            2.85%           15.33%           19.22%           16.35%

Ratios to Average Net Assets:
 Expenses                                           0.88%            0.92%            0.91%            0.88%            0.96%
 Net investment income                              1.73%            2.44%            2.33%            2.20%            2.31%

Portfolio Turnover Rate                            24.80%           33.95%           30.22%           27.50%           18.09%

Net Assets, At End of Year                  $133,027,008     $110,897,303     $105,567,503     $ 91,995,634     $ 73,692,357

----------------------------------------------------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


18
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--91.44%
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Aerospace & Defense-1.82%
Kaman Corp., Class A                                       73,600   $    947,600
Raytheon Co., Class A                                      21,600        535,950
Rolls-Royce, PLC                                          133,298        459,722
Saab, AB, Class B                                          49,800        478,005
                                                                    ------------
                                                                       2,421,277
                                                                    ------------

Agricultural Operations-0.56%
Archer-Daniels-Midland Co.                                 60,968        743,048
                                                                    ------------
                                                                         743,048
                                                                    ------------

Airlines-1.69%
British Airways, PLC                                       84,400        549,518
Singapore Airlines, Ltd.                                   92,800      1,052,773
Swire Pacific, Ltd.                                       732,000        645,038
                                                                    ------------
                                                                       2,247,329
                                                                    ------------

Appliances-0.81%
Best Denki Company, Ltd.                                   57,200        536,486
Guangdong Kelon Electrical
  Holdings Company, Ltd.                                  711,000        539,641
                                                                    ------------
                                                                       1,076,127
                                                                    ------------

Automotive Manufacturing-2.29%
Fiat, SpA                                                  15,083        428,589
Fiat, SpA, RNC                                             51,491        753,502
Volkswagen, AG                                             24,000      1,345,896
Volvo, AB                                                  20,000        515,042
                                                                    ------------
                                                                       3,043,029
                                                                    ------------

Automotive Parts & Equipment-0.49%
Autoliv, Inc., SDR                                         22,200        647,056
                                                                    ------------
                                                                         647,056
                                                                    ------------

Banking-6.44%
Banca Nazionale del Lavoro+                               294,500        977,042
Bank Austria, AG                                           30,800      1,728,776
Bank Handlowy W Warszawie,
  GDR, Series 144A                                         71,500      1,058,686
Banque Nationale de Paris                                   8,990        825,382
Credit Commercial de France                                10,000      1,239,852
DBS Group Holdings, Ltd.                                   67,337      1,103,421
National Bank of Canada                                    41,300        526,459
Westpac Banking
  Corporation, Ltd.                                       161,100      1,107,556
                                                                    ------------
                                                                       8,567,174
                                                                    ------------

Beverages-0.53%
Embotelladora Andina, SA,
  ADR, Series B                                            48,009        702,132
                                                                    ------------
                                                                         702,132
                                                                    ------------

Broadcasting-0.39%
Television Broadcasts, Ltd.                                76,000        518,171
                                                                    ------------
                                                                         518,171
                                                                    ------------

Building Materials-2.18%
Cemex, SA de CV, ADR+                                      26,998        752,569
Cemex, SA de CV, CPO+                                           4             22
Nichiha Corp.                                              67,200        581,037
Owens Corning                                              19,600        378,525
Pioneer International, Ltd.                               195,000        585,651
Pioneer International,
  Ltd., ADR                                               200,000        600,680
                                                                    ------------
                                                                       2,898,484
                                                                    ------------

Chemicals-2.61%
Akzo Nobel, N.V                                            15,100        753,714
Aventis, SA                                                37,755      2,179,541
Celanese, AG+                                               2,620         47,531
Lyondell Chemical Co.                                      38,200        487,050
                                                                    ------------
                                                                       3,467,836
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              19
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Commercial Services-1.44%
Gartner Group, Inc., Class B+                              42,900   $    592,556
Invensys, PLC                                             243,900      1,324,646
                                                                    ------------
                                                                       1,917,202
                                                                    ------------

Computer Equipment & Services-0.72%
Hewlett-Packard Co.                                         8,400        957,075
                                                                    ------------
                                                                         957,075
                                                                    ------------

Computer Network-0.94%
3Com Corp.+                                                26,600      1,250,200
                                                                    ------------
                                                                       1,250,200
                                                                    ------------

Diversified Operations-0.95%
Internatio-Muller, N.V                                     60,800      1,267,555
                                                                    ------------
                                                                       1,267,555
                                                                    ------------

Electronics-2.47%
Agilent Technologies, Inc.+                                13,000      1,005,062
Sony Corp.                                                  7,700      2,279,420
                                                                    ------------
                                                                       3,284,482
                                                                    ------------

Electronics - Semiconductors-0.59%
Applied Materials, Inc.+                                    6,200        785,463
                                                                    ------------
                                                                         785,463
                                                                    ------------

Engineering & Construction-1.17%
ABB, Ltd.+                                                 12,794      1,553,012
                                                                    ------------
                                                                       1,553,012
                                                                    ------------

Financial Services-3.85%
Hutchison Whampoa, Ltd.                                   202,000      2,936,386
ICICI, Ltd., ADR+                                          43,900        647,525
Nomura Securities Company,
  Ltd., The                                                85,000      1,532,167
                                                                    ------------
                                                                       5,116,078
                                                                    ------------

Food Products-0.83%
Northern Foods, PLC                                       255,954        420,746
Showa Sangyo Company, Ltd.                                379,000        685,018
                                                                    ------------
                                                                       1,105,764
                                                                    ------------

Forest Products & Paper-3.79%
Bowater, Inc.                                              11,500        624,594
International Paper Co.                                    25,000      1,410,937
Portucel Industrial
  Empresa Produtora+                                       97,000        664,033
Stora Enso Oyj, Class R                                    93,800      1,627,421
UPM-Kymmene Oyj                                            17,900        717,651
                                                                    ------------
                                                                       5,044,636
                                                                    ------------

Household Products-0.52%
McBride, PLC                                              439,100        697,040
                                                                    ------------
                                                                         697,040
                                                                    ------------

Import & Export-2.60%
Fritz Companies, Inc.+                                     60,300        633,150
Li & Fung, Ltd.                                         1,128,000      2,829,613
                                                                    ------------
                                                                       3,462,763
                                                                    ------------

Insurance-5.71%
Ace, Ltd.                                                  32,000        534,000
AXA                                                        12,800      1,775,604
ReliaStar Financial Corp.                                  36,200      1,418,588
UnumProvident Corp.                                        37,700      1,208,756
XL Capital, Ltd., Class A                                  15,300        793,688
Zurich Allied, AG                                           3,300      1,871,931
                                                                    ------------
                                                                       7,602,567
                                                                    ------------

Machinery-0.97%
Makita Corp.                                               86,000        772,996
Stork, N.V                                                 35,900        521,750
                                                                    ------------
                                                                       1,294,746
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


20
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Manufacturing-4.25%
Alfa, SA de CV, Class A+                                  127,500   $    598,491
Caradon, PLC                                              213,500        533,320

Manufacturing-Continued
Desc, SA de CV, ADR+                                       13,100        219,425
Desc, SA de CV, Series B+                                 185,000        152,214
Grupo Imsa, SA de CV, ADR                                  43,000        734,806
Laird Group, PLC                                          238,000        928,219
McKechnie, PLC                                            119,100        646,844
Metso Oyj+                                                 56,400        729,237
Varitronix International, Ltd.                            483,500      1,113,353
                                                                    ------------
                                                                       5,655,909
                                                                    ------------

Medical Products-0.53%
Nycomed Amersham, PLC                                     112,875        700,799
                                                                    ------------
                                                                         700,799
                                                                    ------------

Mining & Metals - Ferrous & Nonferrous-2.82%
CONSOL Energy, Inc.                                        10,600        107,325
Industrias Penoles, SA                                    143,300        412,663
Pechiney, SA, Class A                                      26,136      1,858,624
WMC, Ltd.                                                 250,800      1,378,473
                                                                    ------------
                                                                       3,757,085
                                                                    ------------

Mining & Metals - Precious-1.65%
Anglo American Platinum Corp.                              72,482      2,201,240
                                                                    ------------
                                                                       2,201,240
                                                                    ------------

Oil & Gas - Distribution & Marketing-1.05%
BG Group, PLC                                              25,186        162,359
Burlington Resources, Inc.                                 18,000        595,125
Centrica, PLC                                             226,170        639,691
                                                                    ------------
                                                                       1,397,175
                                                                    ------------

Oil & Gas - Integrated-5.12%
Elf Aquitaine, SA                                          10,500      1,610,203
Occidental Petroleum Corp.                                 41,800        903,925
Repsol, SA                                                111,000      2,561,111
Shell Transport &
  Trading Co., PLC                                        208,600      1,729,649
                                                                    ------------
                                                                       6,804,888
                                                                    ------------

Oil & Gas Producers-0.40%
Ranger Oil, Ltd.+                                         172,500        534,865
                                                                    ------------
                                                                         534,865
                                                                    ------------

Pharmaceutical-1.83%
AstraZeneca, PLC                                           28,924      1,218,851
Medeva, PLC                                               194,600        545,695
Ono Pharmaceutical
  Company, Ltd.                                            25,000        669,239
                                                                    ------------
                                                                       2,433,785
                                                                    ------------

Publishing & Printing-1.06%
Roto Smeets de Boer, N.V                                   20,500        513,681
Wolters Kluwer, N.V., CVA                                  26,500        892,453
                                                                    ------------
                                                                       1,406,134
                                                                    ------------

Real Estate-1.64%
Jardine Matheson Holdings, Ltd.                           111,600        439,704
Nationwide Health Properties, Inc.                         42,600        585,750
Unibail                                                     9,200      1,155,417
                                                                    ------------
                                                                       2,180,871
                                                                    ------------

Retail Stores-4.27%
Coles Myer, Ltd.                                          218,312      1,123,915
Federated Department
  Stores, Inc.+                                            13,600        687,650
Hudson's Bay Co.                                           46,700        553,462
J.C. Penney Company, Inc.                                  41,500        827,406
Marks & Spencer, PLC                                       93,100        442,244
Matsuzakaya Company, Ltd.                                 154,000        458,893
Tesco, PLC                                                524,439      1,591,066
                                                                    ------------
                                                                       5,684,636
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              21
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Telecommunications - Equipment & Services-4.96%
Alcatel, SA, ADR                                           23,227   $  1,045,215
MasTec, Inc.+                                              25,500      1,134,750
Nortel Networks Corp.                                      43,680      4,411,680
                                                                    ------------
                                                                       6,591,645
                                                                    ------------

Telecommunications - Integrated-4.06%
Korea Telecom Corp., ADR                                   17,700      1,323,075
Telecomunicacoes de
  Sao Paulo+                                           17,222,060        236,221
Telefonica de Argentina, SA                                27,000        833,625
Telefonos de Mexico, SA,
  ADR, Class L                                             26,700      3,003,750
                                                                    ------------
                                                                       5,396,671
                                                                    ------------

Telecommunications - Wireless-0.38%
Telesp Celular, SA                                      9,394,500        508,094
                                                                    ------------
                                                                         508,094
                                                                    ------------

Textiles & Apparel-0.54%
Yue Yuen Industrial Holdings                              300,000        717,823
                                                                    ------------
                                                                         717,823
                                                                    ------------

Transportation-2.14%
Airborne Freight Corp.                                     42,800        941,600
Arriva, PLC                                                54,400        212,164
Koninklijke Frans
  Maas Groep, N.V                                          29,800        836,324
Seino Transportation
  Company, Ltd.                                           162,000        857,838
                                                                    ------------
                                                                       2,847,926
                                                                    ------------

Travel Services-1.06%
Kuoni Reisen, AG                                              340      1,404,011
                                                                    ------------
                                                                       1,404,011
                                                                    ------------

Utilities - Electric & Gas-6.08%
Hongkong Electric
  Holdings, Ltd.                                          299,000        934,676
Iberdrola, SA                                              72,900      1,005,416
Korea Electric Power Corp.                                 35,500      1,103,107
National Grid Group, PLC                                  152,670      1,158,865
National Power, PLC                                       121,700        703,134
Potomac Electric Power Co.                                 42,362        971,678
PowerGen, PLC                                              83,400        598,114
Texas Utilities Co.                                        16,000        569,000
Veba, AG                                                   21,700      1,049,439
                                                                    ------------
                                                                       8,093,429
                                                                    ------------

Water Treatment-1.24%
Kurita Water Industries, Ltd.                              52,137        827,224
Thames Water, PLC                                          65,943        820,435
                                                                    ------------
                                                                       1,647,659
                                                                    ------------

  TOTAL COMMON STOCK
  (Cost $92,993,135)                                                 121,634,891
                                                                    ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK--5.33%
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Banking-0.88%
National Australia Bank, 7.875%                            42,500   $  1,174,063
                                                                    ------------
                                                                       1,174,063
                                                                    ------------

Broadcasting-1.28%
ProSieben Media, AG                                        29,300      1,694,507
                                                                    ------------
                                                                       1,694,507
                                                                    ------------

Multimedia-0.85%
News Corporation, Ltd.,
  5.000%                                                  132,167      1,128,561
                                                                    ------------
                                                                       1,128,561
                                                                    ------------

--------------------------------------------------------------------------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


22
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
PREFERRED STOCK--CONTINUED

Telecommunications - Integrated-1.83%
Embratel Participacoes,
  SA, ADR                                                 64,700    $  1,763,075
Telecomunicacoes Brasileiras,
  SA, ADR                                                  5,310         682,335
                                                                    ------------
                                                                       2,445,410
                                                                    ------------

Telecommunications - Wireless-0.49%
Tele Sudeste Celular
  Participacoes, SA, ADR                                  16,800         652,050
                                                                    ------------
                                                                         652,050
                                                                    ------------

  TOTAL PREFERRED STOCK
  (Cost $4,562,285)                                                    7,094,591

+Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.01%
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Building Materials-0.01% Cemex, SA, ADR, exp
  12/13/02 @ 6.20 USD+                                     1,687    $      7,011
                                                                    ------------
                                                                           7,011
                                                                    ------------

  TOTAL RIGHTS AND WARRANTS
  (Cost $2,952)                                                            7,011
                                                                    ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOREIGN BONDS--0.01%
                                                        Principal      Market
Company                                                   Value         Value
--------------------------------------------------------------------------------

Oil & Gas - Distribution & Marketing-0.01%
BG Transco Holdings,
  PLC, 7.000%, due 12/16/24                               $3,614    $      5,810
BG Transco Holdings,
  PLC, Floating Rate Note,
  7.057%, due 12/14/10                                     3,614           5,860
BG Transco Holdings,
  PLC, Floating Rate Note,
  4.188%, due 12/14/23                                     3,614           5,659
                                                                    ------------
                                                                          17,329
                                                                    ------------

  TOTAL FOREIGN BONDS
  (Cost $17,692)                                                          17,329
                                                                    ------------

  TOTAL INVESTMENTS
  (Cost $97,576,064)                                       96.79%    128,753,822
Other assets, less liabilities                              3.21       4,273,186
                                                          ------    ------------

  TOTAL NET ASSETS                                        100.00%   $133,027,008
                                                          ======    ============

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              23
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

"We believe the Portfolio is well positioned to take advantage of near term positive market conditions as we enter 2000."

                      --Derek S. van Eck and Kevin L. Reid, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

                  --------------------------------------------

                                  FUND MANAGER
                         Van Eck Associates Corporation

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                    To realize long-term capital appreciation
                       by globally investing primarily in
                            "Hard Asset Securities."

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $5,524,726

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       86

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     215.51%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DEREK S. VAN ECK, CFA

o     M.B.A. from J.L. Kellogg Graduate School of Management

o     B.A. from Williams College

o     Chartered Financial Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  KEVIN L. REID

o     Joined Van Eck in 1995

o     MBA from Harvard Business School

o     B.A. from Colgate University
--------------------------------------------------------------------------------


                                                                              25
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 99.94%
Rights and Warrants ....  0.06%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

Exxon Mobil Corp.                                                       2.86%
Reynolds Metals Co.                                                     2.60%
International Paper Co.                                                 2.56%
Cooper Cameron Corp.                                                    2.51%
Abitibi-Consolidated, Inc.                                              2.37%
Alberta Energy
   Company, Ltd.                                                        2.36%
Talisman Energy, Inc.                                                   2.31%
Boston Properties, Inc.                                                 2.26%
Apache Corp.                                                            2.24%
AK Steel Holdings Corp.                                                 2.23%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------

Forest Products & Paper                                                26.12%
Oil & Gas Producers                                                    17.28%
Real Estate                                                            15.50%
Oil & Gas - Integrated                                                 12.39%
Mining & Metals -
   Ferrous & Nonferrous                                                12.12%
Mining & Metals - Precious                                              8.28%
Oil & Gas Services &
   Equipment                                                            6.76%
Lodging                                                                 1.02%
Packaging & Containers                                                  0.53%

               ++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

      Hard assets had a year of mixed returns in 1999, providing good risk-adjusted returns in general. Both commodities and related stocks performed well in the first half of the year, while most stocks had a volatile second half despite the continuing climb of many commodity prices. The JPVF Global Hard Assets Portfolio had a total return of 19.15% for the twelve months ended December 31, 1999.

      Two key factors drove hard asset performance in the first half of the year: unexpectedly strong global economic growth, and an increasingly favorable supply/demand scenario for most hard asset sectors. A year ago, most analysts were predicting a year of slowing economic growth in the U.S., fair growth in Europe and continued recession in Asia after a year of extreme market declines and economic contractions in that region. Happily, the U.S. continued into its tenth year of expansion, Europe's recovery and restructuring trend gained momentum and Asia surprised the world with a spectacular recovery. Even Japan, which had been in a multi-year battle with recession, experienced a strong rebirth. This worldwide growth pushed commodity demand higher and hard asset-related equities largely followed suit. For most of the second half of the year, however, despite a continuation of these positive trends, tech-stock fever took hold and investors ignored most other market sectors, including cyclical and value stocks. Thus, most of the gains from hard assets were realized in the first half of the year, and although some declined a bit in the second half, a late fourth quarter rebound helped, and three of the five sectors provided good performance for the year.

      Energy prices rose sharply in 1999, trending upward throughout the year. Crude oil traded at about $11 a barrel in February and ended the year at $25 a barrel, primarily the result of an OPEC agreement (announced in March) to limit supplies. Through the second quarter of the year, energy stocks also rose sharply. However, for most of the second half of the year, while crude oil prices held up, most energy stocks declined sharply as investors took profits, possibly remembering previous past crude oil price declines and OPEC "cheating." Energy stock prices rebounded again late in the fourth quarter, ending the year up 20% overall. These equities were the Portfolio's largest weighting in 1999. We increased the position from about 20% of total Portfolio assets in January to 34%


26
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

in the second quarter, in response to the OPEC agreement, and maintained nearly a 30% position throughout the rest of the year. While volatile, this proved beneficial. We also benefited from small positions in crude oil futures that we traded throughout the year.

      The paper and forest products sector turned in exceptional gains of 35% in 1999. Paper stocks were driven by both increased paper demand due to the pickup in global economic growth and decreased supply as some companies shut down excess capacity, a trend driven by mergers and acquisitions activity in this industry. Lumber and building materials companies fared well in the early part of the year as a result of the strong housing market in the U.S. pulp prices, the key commodity driver for most of the paper grades, moved up all year, but the stocks were volatile, particularly during the second half. We began the year with under 7% of total portfolio assets dedicated to this sector. We substantially increased the weighting to 26%, mostly in the third and fourth quarters as we became more convinced that the supply-demand scenario was improving and as the industry appeared to be truly refocused on shareholder concerns. The Portfolio's Canadian holdings in this sector further boosted performance due to the Canadian dollar's strength. While a larger position in paper and forest product companies earlier in the year would have further boosted Portfolio performance, this sector's contribution was very positive.

      Industrial metals stocks performed exceptionally well during the year, up 86.8%. The sector was primarily driven by ALCOA, the leading aluminum manufacturer, which announced it was buying Reynolds, the third-largest aluminum company in August. ALCOA was, in fact, the best performing stock in the Dow Jones Industrial Average last year, gaining over 100%, while Reynolds was up 50%. We held ALCOA in the portfolio for much of the year, although we swapped into Reynolds in the fourth quarter as a cheaper way to own ALCOA (Reynolds accounted for 2.6% of assets at December 31). The industrial metals stocks held up better than the other hard assets equities during the periods of investor flight out of cyclical stocks. Unfortunately, we underweighted the Portfolio's position in industrial metals throughout 1999, averaging between 4% and 12% of assets, partly due to the limited number and capitalization of industrial metals stocks available, and also because the metals prices were actually declining though midyear.

      Real estate stocks endured a difficult 1999 despite the fact that the real estate business has been extremely strong in North America. In the U.S., for example, the real estate business experienced stable occupancies and solid rent growth, leading to strong cash flow growth and growing dividends.
Underperformance


                                                                              27
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

was not based on underlying fundamentals - it was largely due to the fact that investors continued to view real estate equities as small-capitalization value stocks, a sector they ignored in 1999 as they embraced growth and technology. The Morgan Stanley REIT index declined 4.6% during the year. We began the year with a 25% position in real estate stocks as a defensive move after a trying 1998 but reduced this allocation largely in the second half, ending the year with a 16% weighting to the sector. Seeing better immediate upside potential in paper stocks given market conditions, we reallocated most of these assets there, a strategy that worked quite well.

      Precious metals also had a difficult 1999, particularly gold, which ended the year flat after some false starts. The most notable event in the gold market was the European Central Bank announcement in the end of the third quarter in which the European countries agreed to limit gold sales and forward sales into the market over the next five years. Since central bank sales had been one of the primary depressants of the gold market in recent years, this announcement was greeted with immediate price rises and general enthusiasm. However, it later became apparent that many gold companies had hedged much of their future gold production forward, expecting continued bullion price weakness, a strategy that not only severely reduced expected profit increases from rising gold prices, but jeopardized the solvency of a few particularly aggressive companies. By the end of the year, the metal had also retraced some of its previous gains, ending the year flat as did gold stocks. The Portfolio's gold position ranged from 5% to 21% of total assets during the year, with the highest emphasis in January, and again during the latter half of the year after the European Central Bank announcement. We ended the year with an 8% weighting.

      The Outlook

      The western world's continued strength and Asia's surprisingly strong recovery continue to push global growth to unexpectedly high rates. In fact, there has been a complete reversal of the economic outlook from one of recession and deflation a year ago to one of strong growth and even hints of inflation today. Therefore, as we enter the new millennium, we are optimistic about the prospects for hard assets.

      At this time, we particularly favor paper companies as demand increases, pulp prices continue to rise around the world and the industry continues to restructure. However, we are selective in our exposure, since certain forest products, such as lumber and other wood products, may be past their peak, while others, such as newsprint, are early in their cycle. Energy stocks offer both a strong commodity story and attractive


28
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

valuations. While crude oil may not hold at $25 a barrel, it appears that most energy stocks are discounting oil prices in the teens, a level we do not expect to see again in the near future. We remain selective in terms of the industrial metals sector, as some metals, such has aluminum, have already experienced increases, while others, such as steel, should continue to rebound. Despite strong real estate business fundamentals and attractive valuations, the market continues to favor larger capitalization growth stocks, and is not paying a premium for the stable income and defensive characteristics that real estate securities offer. Therefore, we remain cautious on this sector, but may increase the allocation if market sentiment turns. Precious metals also offer selective opportunity. The only catalyst to gold would probably be a meaningful weakening of the dollar, and at this time, we are not particularly optimistic on either gold or gold equities. Still, certain metals and related companies, such as platinum and palladium, which tend to have a strong industrial demand base, look promising. We believe the Portfolio is well positioned to take advantage of these near term positive market conditions as we enter 2000.

--------------------------------------------------------------------------------
             Global Hard Assets Portfolio and the S&P 500 Index and
                               Lipper Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                             Global
                              Hard
                             Assets            S&P 500       Lipper
             Date           Portfolio           Index     Benchmark(1)
             ----           ---------           -----     ------------

            8/1/1985         10,000            10,000        10,000
           9/30/1985          9,602             9,916         9,481
          12/31/1985          9,960            11,626         9,069
           3/31/1986         10,217            13,264        10,276
           6/30/1986         10,141            14,049         9,058
           9/30/1986         12,987            13,070        12,189
          12/31/1986         13,646            13,800        12,415
           3/31/1987         22,164            16,745        19,345
           6/30/1987         20,392            17,584        18,429
           9/30/1987         24,761            18,746        22,113
          12/31/1987         18,325            14,519        16,944
           3/31/1988         16,901            15,345        15,396
           6/30/1988         16,755            16,359        15,041
           9/30/1988         14,766            16,411        13,359
          12/31/1988         14,433            16,915        13,768
           3/31/1989         15,249            18,110        14,711
           6/30/1989         14,364            19,705        14,488
           9/30/1989         15,006            21,812        15,770
          12/31/1989         17,210            22,256        18,387
           3/31/1990         15,812            21,585        16,804
           6/30/1990         13,785            22,936        14,925
           9/30/1990         14,846            19,799        15,425
          12/31/1990         13,035            21,564        13,893
           3/31/1991         12,337            24,685        13,197
           6/30/1991         13,532            24,631        14,518
           9/30/1991         12,194            25,947        13,445
          12/31/1991         12,316            28,106        13,809
           3/31/1992         11,826            27,399        12,923
           6/30/1992         12,760            27,921        13,400
           9/30/1992         12,844            28,801        12,548
          12/31/1992         11,916            30,245        11,167
           3/31/1993         14,112            31,562        13,844
           6/30/1993         18,279            31,711        18,325
           9/30/1993         15,635            32,520        16,453
          12/31/1993         19,578            33,274        20,875
           3/31/1994         19,639            32,021        19,124
           6/30/1994         17,542            32,160        18,704
           9/30/1994         19,936            33,732        22,616
          12/31/1994         16,882            33,725        19,626
           3/31/1995         17,214            36,998        18,492
           6/30/1995         17,323            40,519        18,717
           9/30/1995         18,152            43,729        19,788
          12/31/1995         17,348            46,353        18,676
           3/31/1996         21,724            49,103        22,803
           6/30/1996         19,740            51,595        21,453
           9/30/1996         18,695            53,500        21,026
          12/31/1996         17,793            58,251        19,758
           3/31/1997         16,473            58,505        18,114
           6/30/1997         14,423            68,711        15,898
           9/30/1997         14,571            73,857        16,091
          12/31/1997          9,852            75,978        11,395
           3/31/1998         10,722            86,553        12,346
           6/30/1998          9,650            89,402        11,564
           9/30/1998          8,439            80,526         9,846
          12/31/1998          8,487            97,646         9,610
           3/31/1999          8,912           102,504        10,284
           6/30/1999         10,080           109,717        12,179
           9/30/1999          9,921           102,866        12,324
          12/31/1999         10,113           118,171        12,591

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                 GLOBAL HARD        S&P 500           LIPPER
                                    ASSETS           INDEX          BENCHMARK(1)
1 YEAR                              19.15%           21.04%           31.02%
5 YEAR                              -9.74%           28.51%           -8.49%
10 YEAR                             -5.18%           18.17%           -3.71%
INCEPTION                            0.08%           18.67%            1.61%

--------------------------------------------------------------------------------

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), formerly the Gold Stock Portfolio, at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

(1) The investment objective of the Portfolio was changed on May 1, 1998. The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through December 31, 1999. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.


                                                                              29
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                             December       December       December       December       December
                                             31, 1999       31, 1998       31, 1997       31, 1996       31, 1995
Net asset value, beginning of year          $     7.55     $     8.92     $    16.60     $    16.61     $    16.25

Income From Investment Operations
 Net investment income (loss)                     0.14           0.17           0.02          (0.03)          0.05
 Net gains and losses on securities
  (both realized and unrealized)                  1.31          (1.41)         (7.30)          0.45           0.40
                                            ----------     ----------     ----------     ----------     ----------

 Total from investment operations                 1.45          (1.24)         (7.28)          0.42           0.45

Less Distributions to Shareholders
 Dividends from net investment income            (0.01)         (0.13)         (0.02)                        (0.05)
 Dividends in excess of net
  investment income                                                            (0.07)                        (0.04)
 Distributions from capital gains                                                             (0.43)
 Distributions in excess of capital gains                                      (0.31)
 Returns of capital
                                            ----------     ----------     ----------     ----------     ----------

 Total distributions                             (0.01)         (0.13)         (0.40)         (0.43)         (0.09)

Net asset value, end of year                $     8.99     $     7.55     $     8.92     $    16.60     $    16.61
                                            ==========     ==========     ==========     ==========     ==========

Total Return (A)                                 19.15%        (13.85%)       (44.63%)         2.57%          2.76%

Ratios to Average Net Assets:
 Expenses                                         1.17%          1.44%          1.07%          1.04%          1.01%
 Net investment income                            1.51%          2.13%          0.63%         (0.11%)         0.24%

Portfolio Turnover Rate                         215.51%        193.80%         19.70%         64.78%         23.98%

Net Assets, At End of Year                  $5,524,726     $4,333,663     $5,204,654     $7,554,427     $6,867,645
-------------------------------------------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


30
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK 99.72 %
                                                                        Market
Company                                                    Shares        Value
--------------------------------------------------------------------------------

Forest Products & Paper-26.06%
Abitibi-Consolidated, Inc.                                 11,000     $  130,625
Aracruz Celulose, SA, ADR                                     900         23,625
Bowater, Inc.                                               1,480         80,382
Canfor Corp.+                                               9,000        104,803
Champion International Corp.                                1,500         92,906
Fort James Corp.                                            2,000         54,750
Georgia-Pacific Group                                       1,550         78,662
International Paper Co.                                     2,500        141,094
Plum Creek Timber Company, Inc.                             2,500         62,500
Sappi, Ltd., ADR                                            4,000         38,500
St. Laurent Paperboard, Inc.+                               7,500         99,480
Stora Enso, Oyj, Class R                                    5,500         95,424
Tembec, Inc., Class A+                                      9,550        105,943
Temple-Inland, Inc.                                           700         46,156
UPM-Kymmene, Oyj                                            3,000        120,277
Weyerhaeuser Co.                                            1,000         71,813
Willamette Industries, Inc.                                 2,000         92,875
                                                                      ----------
                                                                       1,439,815
                                                                      ----------

Lodging-1.02%
Host Marriott Corp.                                         3,000         24,750
Interstate Hotels Corp.+                                       22             72
Wyndham International,
  Inc., Class A+                                           10,752         31,584
                                                                      ----------
                                                                          56,406
                                                                      ----------

Mining & Metals - Ferrous & Nonferrous-12.09%
AK Steel Holdings Corp.                                     6,509        122,857
Alcan Aluminium, Ltd.                                       1,600         65,900
Alcoa, Inc.                                                 1,100         91,300
Billiton, PLC                                              15,700         92,416
Inco, Ltd.+                                                 2,500         58,750
Reynolds Metals Co.                                         1,870        143,289
WMC, Ltd.                                                  17,000         93,437
                                                                      ----------
                                                                         667,949
                                                                      ----------

Mining & Metals - Precious-8.24%
AngloGold, Ltd.+                                            2,188        109,522
Ashanti Goldfields Co., Ltd.                                2,222          5,518
Barrick Gold Corp.                                          5,000         88,438
Franco-Nevada Mining Corp., Ltd.                              308          4,701
Gold Fields of South Africa,
  Ltd., ADR                                                 4,000          9,750
Gold Fields, Ltd.                                             425          2,053
Homestake Mining Co.                                       10,000         78,125
Lihir Gold, Ltd.+                                          55,000         39,946
Normandy Mining, Ltd.                                      90,000         63,600
Placer Dome, Inc.                                           5,000         53,750
                                                                      ----------
                                                                         455,403
                                                                      ----------

Oil & Gas - Integrated-12.37%
Amerada Hess Corp.                                          1,000         56,750
Atlantic Richfield Co.                                      1,000         86,500
BP Amoco, PLC, ADR                                          1,100         65,244
Chevron Corp.                                                 500         43,312
Conoco, Inc., Class A                                       2,000         49,500
Exxon Mobil Corp.                                           1,956        157,580
Occidental Petroleum Corp.                                  1,000         21,625
Royal Dutch Petroleum Co., ADR                              1,000         60,438
Texaco, Inc.                                                1,300         70,606
USX-Marathon Group                                          2,900         71,594
                                                                      ----------
                                                                         683,149
                                                                      ----------

Oil & Gas - Producers-17.24%
Alberta Energy Company, Ltd.                                4,200        130,228
Anadarko Petroleum Corp.                                    2,950        100,669
Apache Corp.                                                3,350        123,741
Canadian Natural Resources, Ltd.+                           4,500        109,299
Ensign Resource Service Group, Inc.                         1,500         34,624
Global Marine, Inc.+                                        6,300        104,737
Ocean Energy, Inc.+                                         3,600         27,900
Santa Fe International Corp.                                4,000        103,500
Talisman Energy, Inc.+                                      5,000        127,127
Vintage Petroleum, Inc.+                                    7,500         90,469
                                                                      ----------
                                                                         952,294
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              31
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                    Shares        Value
--------------------------------------------------------------------------------

Oil & Gas - Services & Equipment-6.75%
Cooper Cameron Corp.+                                       2,830     $  138,493
ENSCO International, Inc.                                   4,800        109,800
NQL Drilling Tools, Inc., Class A+                          5,000         24,116
Precision Drilling Corp.+                                   1,780         45,724
Schlumberger, Ltd.                                            500         28,125
Stolt Comex Seaway, SA +                                    2,100         23,231
Transocean Sedco Forex, Inc.+                                  97          3,261
                                                                      ----------
                                                                         372,750
                                                                      ----------

Packaging & Containers-0.53%
Smurfit-Stone Container Corp.+                              1,200         29,400
                                                                      ----------
                                                                          29,400
                                                                      ----------

Real Estate-15.42%
AMB Property Corp.                                          2,000         39,875
Apartment Investment &
  Management Co.                                              600         23,887
Bedford Property Investors, Inc.                            1,500         25,594
Boston Properties, Inc.                                     4,000        124,500
Brandywine Realty Trust                                     2,800         45,850
Brookfield Properties Corp.                                 6,000         62,633
Cornerstone Properties, Inc.                                3,000         43,875
Cresent Real Estate Equities Co.                            1,500         27,563
Equity Office Properties Trust                              2,000         49,250
Equity Residential Properties Trust                           700         29,881
Grubb & Ellis Co.+                                          9,200         43,125
Jones Lang LaSalle, Inc.+                                   3,000         35,625
Kilroy Realty Corp.                                         1,000         22,000
Macerich Co., The                                           1,500         31,219
Mack-Cali Realty Corp.                                      1,500         39,094
Oxford Properties Group, Inc.+                              8,200         78,819
Prologis Trust                                              2,000         38,500
Simon Property Group, Inc.                                  1,000         22,938
TrizecHahn Corp.                                            4,000         67,500
                                                                      ----------
                                                                         851,728
                                                                      ----------

  TOTAL COMMON STOCK
  (Cost $5,400,151)                                                    5,508,894
                                                                      ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIGHTS AND WARRANTS 0.06 %
                                                                        Market
                                                           Shares        Value
--------------------------------------------------------------------------------

Mining & Metals - Precious-0.01%
Randfontein Estates Gold,
  exp. 06/01/02 @ 25 ZAR+                                   2,470     $      802
                                                                      ----------
                                                                             802
                                                                      ----------

Real Estate-0.05%
Unibail, exp. 05/11/04 @ 130 EUR+                             500          2,756
                                                                      ----------
                                                                           2,756
                                                                      ----------

  TOTAL RIGHTS AND WARRANTS
  (Cost $769)                                                              3,558
                                                                      ----------

  TOTAL INVESTMENTS
  (Cost $5,400,920)                                         99.78%     5,512,452
Other assets, less liabilities                               0.22         12,274
                                                           ------     ----------

  TOTAL NET ASSETS                                         100.00%    $5,524,726
                                                           ======     ==========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


32
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"We believe that the type of companies we seek out, those with a unique product or service and high growth rates, can continue to do well in today's environment."

                      --John W. Ballen and Toni Y. Shimura, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1995

                  --------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                       To seek long-term growth of capital
                     by investing primarily in common stocks
                      of small and medium-sized companies.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                  $189,472,948

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       293

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     163.56%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 JOHN W. BALLEN
                            Executive Vice President

o     Director, MFS Equity Portfolio Management

o     Joined MFS in 1984

o     Serves as MFS senior small capitalization growth equity portfolio manager

o     M.B.A. from Stanford University Graduate School of Business

o     B.A. from Harvard University

                  --------------------------------------------

                                 TONI Y. SHIMURA
                           Vice President, Investments

o     Joined MFS in 1987

o     M.B.A. from Sloan School of Management, Massachusetts Institute of
      Technology

o     B.A. from Wellesley College
--------------------------------------------------------------------------------


                                                                              33
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 99.40%
Cash ...................  0.60%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

QUALCOMM, Inc.                                                          9.60%
Oracle Corp.                                                            9.31%
Cisco Systems, Inc.                                                     6.27%
Microsoft Corp.                                                         4.29%
JDS Uniphase Corp.                                                      3.08%
BMC Software, Inc.                                                      2.89%
Nortel Networks Corp.                                                   2.52%
MCI WorldCom, Inc.                                                      1.97%
Tyco International, Ltd.                                                1.94%
Sonera Oyj                                                              1.85%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------

Computer Software -
   Mainframe                                                           15.01%
Computer Software -
   Mini & Micro                                                         9.98%
Telecommunications -
   Wireless                                                             8.03%
Telecommunications -
    Integrated                                                          7.41%
Electronics -
    Semiconductors 6.85%
Computer Network                                                        6.39%
Broadcasting                                                            5.35%
Manufacturing                                                           3.33%
Electronic Components                                                   2.69%
Retail Stores                                                           1.89%

               ++Represents market value of investments plus cash.

      For the 12 months ended December 31, 1999, the JPVF Emerging Growth Portfolio provided a total return of 76.51% (including the reinvestment of any distributions). This compares to a 21.04% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 21.26% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

      In 1999, we believed it was essential for the Portfolio to invest in high growth companies that we felt had potential to generate positive earnings surprises, relative to what Wall Street analysts expected, because the market was dealing very cruelly with firms who were missing or even just meeting earnings estimates. This led us to overweight three areas, which, in fact, drove the Portfolio's outperformance relative to the indexes: telecommunications, technology with a telecommunications focus, and, to a lesser extent, biotechnology.

      In the telecommunications area, performance was helped by investments in companies in the United States, Japan, and Europe that are benefiting from a global shift toward wireless communication of both voice and data. Cellular companies we hold include NTT Mobile, the number one cellular carrier in Japan; Bouygues, one of the largest French cellular operators; Sonera, owner of the largest cellular business in Finland; and Voicestream (which recently acquired Omnipoint), one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them will eventually be taken over by larger companies trying to achieve global cellular coverage. Should that occur, we believe the Portfolio will benefit from takeover-related runups in stock prices.

      In the area of technology with a telecommunications focus, a holding that contributed strongly to performance this year was QUALCOMM. This company


34
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

owns the patents for the CDMA technology standard used for wireless communications in a large part of the world: North and South America, much of Asia, and potentially all of China (that deal is still pending). QUALCOMM gets a royalty on the infrastructure chips and every handset sold in those markets. This is a company we had been following for several years, and the stock price had been flat, partly because QUALCOMM had a long-standing lawsuit with Ericsson, an equipment manufacturer, over technology standards. We began to buy into QUALCOMM early in the year, believing the lawsuit would be settled in its favor. When that in fact happened, and when global wireless growth turned out to be greater than expected, the stock took off.

      Our estimates put wireless penetration in the United States at about 30% of phone users, with the potential to rise to 50% - 60% as it is in Europe. Another driver of increased wireless business will be, we believe, the use of wireless devices to access data over the Internet. It appears to us that these factors point to strong demand for QUALCOMM's products over the next several years. The wonderful thing about this company is that a large part of its revenue comes from licensing an intellectual property; that part of the business has few costs, high profits, and high barriers to entry for potential competition.

      In the biotechnology area, a company that contributed strongly to the Portfolio's performance was MedImmume. This pharmaceutical company developed and sells Synagis and Respigam, two drugs which appear to be the gold standard of care for babies and premature infants who get pneumonia. According to our research, these drugs will have no competition in the foreseeable future and their worldwide market is projected to be around $2.5 billion. MedImmune sales in 1999 were under $200 million, so we see the potential for strong earnings growth over the next couple of years. In addition, there appears to be the potential for MedImmune to apply these drugs to treating the lung-impaired elderly.

      Another factor in the Portfolio's performance was our belief, early in the year, that some of the sectors with steady but perhaps unspectacular earnings growth were moving out of favor - particularly supermarkets, drugstores, and office supply superstores. This led us to cut back or eliminate our positions in companies that turned out to be poor performers for the year, including drugstore chains CVS and Rite Aid, supermarkets Kroger and Safeway, and office superstores Staples and Office Depot.


                                                                              35
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Emerging Growth Portfolio and the Russell 2000 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                               Emerging       Russell
                                Growth         2000
                 Date         Portfolio        Index
                 ----         ---------        -----

               05/01/95         10,000         10,000
               05/31/95         10,377         10,164
               06/30/95         10,962         10,681
               09/30/95         12,821         11,728
               12/31/95         13,291         11,984
               03/31/96         14,225         12,593
               06/30/96         15,349         13,241
               09/30/96         15,938         13,285
               12/31/96         15,724         13,963
               03/31/97         14,483         13,244
               06/30/97         17,184         15,381
               09/30/97         19,507         17,662
               12/31/97         18,942         17,062
               03/31/98         22,928         18,819
               06/30/98         22,878         17,959
               09/30/98         19,792         14,341
               12/31/98         25,180         16,680
               03/31/99         25,977         15,775
               06/30/99         28,236         18,229
               09/30/99         28,521         17,077
               12/31/99         44,444         20,225

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                         RUSSELL
                                                     EMERGING              2000
                                                      GROWTH              INDEX
1 YEAR                                                76.51%              21.26%
INCEPTION                                             37.62%              16.27%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

      Although many of these companies still have good fundamentals, we believe the market perceived that they were vulnerable to competition from Internet vendors and mega-companies like Wal-Mart. In addition, Rite Aid developed problems with accounting irregularities. So overall, we feel our performance was helped by many of our selling decisions; these enabled us to redeploy resources from areas of slowing earnings growth into what we believed would be high-earnings-growth companies in the areas we're currently excited about: telecommunications, technology, and biotech.

      Looking ahead to 2000, we believe the challenge will be to continue to pick winning stocks in a difficult environment of rising interest rates and high stock valuations. Our response is to try to invest in stocks of companies which can generate positive earnings surprises because, as we mentioned earlier, in today's market it appears to us that stock prices can be dramatically impacted by even a small earnings shortfall.

      Our strategy is to continue to emphasize the sectors we feel offer the greatest opportunity: telecommunications, technology, and, to a lesser extent, biotechnology. We do see the potential for a corrective period, particularly if the Fed continues to raise interest rates, because some stocks have become overvalued. But we believe that the type of companies we seek out, those with a unique product or service and high growth rates, can continue to do well in today's environment.


36
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                                 Period From
                                                                                                                    May 1,
                                              Year Ended       Year Ended       Year Ended       Year Ended        1995 to
                                               December         December         December         December         December
                                               31, 1999         31, 1998         31, 1997         31, 1996       31, 1995 (A)
Net asset value, beginning of year           $      23.04     $      17.47     $      15.23     $      13.29     $      10.00

Income From Investment Operations
  Net investment loss                               (0.10)           (0.11)           (0.07)           (0.05)           (0.04)
  Net gains and losses on securities
   (both realized and unrealized)                   17.73             5.85             3.19             2.48             3.33
                                             ------------     ------------     ------------     ------------     ------------

  Total from investment operations                  17.63             5.74             3.12             2.43             3.29

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
   investment income
  Distributions from capital gains                  (0.06)           (0.88)           (0.49)
  Distributions in excess of capital gains          (0.11)
  Returns of capital
                                             ------------     ------------     ------------     ------------     ------------

  Total distributions                                0.00            (0.17)           (0.88)           (0.49)            0.00

Net asset value, end of year                 $      40.67     $      23.04     $      17.47     $      15.23     $      13.29
                                             ============     ============     ============     ============     ============

Total Return (B)                                    76.51%           32.93%           20.47%           18.30%           32.91%

Ratios to Average Net Assets:
  Expenses                                           0.94%            0.94%            1.00%            1.16%            1.63%(C)
  Net investment income                             (0.42%)          (0.61%)          (0.61%)          (0.48%)          (0.84%)(C)

Portfolio Turnover Rate                            163.56%           77.07%          122.85%           94.58%           30.31%

Net Assets, At End of Year                   $189,472,948     $ 95,795,377     $ 56,229,175     $ 30,794,030     $ 11,439,524

-------------------------------------------------------------------------------------------------------------------------------

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Jefferson Pilot Financial Separate Account A.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)   Per share data and ratios calculated on an annualized basis.


                                                                              37
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--99.72%
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Advertising-0.26%
Lamar Advertising Co.+                                       100    $      6,056
Omnicom Group, Inc.                                        4,500         450,000
Telefonica Publicida de
  Informacion, SA+                                           800          38,688
                                                                    ------------
                                                                         494,744
                                                                    ------------

Aerospace & Defense-0.01%
L-3 Communications Holdings, Inc.+                           200           8,325
                                                                    ------------
                                                                           8,325
                                                                    ------------

Automotive Manufacturing-0.31%
Toyota Motor Corp.                                        12,000         580,333
                                                                    ------------
                                                                         580,333
                                                                    ------------

Banking-0.01%
First Tennessee National Corp.                               200           5,700
                                                                    ------------
                                                                           5,700
                                                                    ------------

Broadcasting-5.37%
Acme Communications, Inc.+                                   150           4,987
AT&T Corp. -
  Liberty Media Group                                     39,100       2,218,925
CBS Corp.+                                                24,400       1,560,075
Classic Communications, Inc.+                                300          10,969
Clear Channel
  Communications, Inc.+                                   22,144       1,976,352
Comcast Corp.                                             14,700         743,269
Cox Communications, Inc.+                                    892          45,938
Cox Radio, Inc.+                                          13,800       1,376,550
EchoStar
  Communications Corp.+                                    6,800         663,000
Emmis Broadcasting Corp.+                                  1,600         199,425
Grupo Televisa, SA, ADR+                                  12,100         825,825
Hearst-Argyle Television, Inc.+                              200           5,325
Infinity Broadcasting Corp.+                               2,600          94,088
PT Multimedia - Servicos de
  Telecomunicacoes e Multimedia+                             440          24,904
Radio One, Inc.+                                             700          64,400
Radio Unica Corp.+                                           250           7,219
Spanish Broascating Systems, Inc.+                         2,700         108,675
TV Guide, Inc., Class A+                                     400          17,200
Univision Communications, Inc.+                            1,900         194,156
USA Networks, Inc.+                                          300          16,575
Westwood One, Inc.+                                          200          15,200
                                                                    ------------
                                                                      10,173,057
                                                                    ------------

Building Construction-1.16%
Bouygues, SA                                               3,480       2,200,942
                                                                    ------------
                                                                       2,200,942
                                                                    ------------

Commercial Services-0.43%
Cendant Corp.+                                            29,162         774,615
Concord EFS, Inc.+                                           300           7,725
Professional Detailing, Inc.+                                200           5,988
Quanta Services, Inc.+                                       200           5,650
TeleTech Holdings, Inc.+                                     600          20,222
                                                                    ------------
                                                                         814,200
                                                                    ------------

Computer Equipment & Services-0.49%
Affiliated Computer Services, Inc.+                          200           9,200
CacheFlow, Inc.+                                             190          24,831
CheckFree Holdings Corp.+                                    230          24,035
Computer Sciences Corp.+                                   2,800         264,950
CSG Systems International, Inc.+                           4,660         185,817
Digimarc Corp.+                                              800          40,000
Electronics for Imaging, Inc.+                               200          11,625
EMC Corp./Mass+                                            1,800         196,650
First Data Corp.                                           2,100         103,556
FutureLink Distribution Corp.+                             1,300          33,800

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


38
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Computer Equipment & Services-Continued
Immersion Corp.+                                              90    $      3,454
Insight Enterprises, Inc.+                                   150           6,094
Maxtor Corp.+                                                400           2,900
Seagate Technology, Inc.+                                    200           9,313
SmartDisk Corp.+                                              75           2,456
Tanning Technology Corp.+                                    300          17,681
                                                                    ------------
                                                                         936,362
                                                                    ------------

Computer Information Systems-0.07%
J.D. Edwards & Co.+                                        2,600          77,675
Keane, Inc.+                                                 400          12,700
Unisys Corp.+                                                500          15,969
VA Linux Systems, Inc.+                                      150          30,994
                                                                    ------------
                                                                         137,338
                                                                    ------------

Computer Network-6.41%
Allscripts, Inc.+                                            350          15,400
Ancor Communications, Inc.+                                1,850         125,569
Cisco Systems, Inc.+                                     111,180      11,910,158
Cobalt Networks, Inc.+                                        90           9,754
Computer Network
  Technology Corp.+                                          800          18,350
Foundry Networks, Inc.+                                      150          45,253
Network Associates, Inc.+                                    900          24,018
Predictive Systems, Inc.+                                     25           1,637
                                                                    ------------
                                                                      12,150,139
                                                                    ------------

Computer Software - Mainframe-15.06%
Aspen Technology, Inc.+                                      200           5,287
BMC Software, Inc.+                                       68,635       5,486,510
Brio Technology, Inc.+                                       700          29,400
Business Objects, SA ,ADR+                                 1,500         200,438
Cadence Design Systems, Inc.+                             27,960         671,040
Clarify, Inc.+                                               280          35,280
Compuware Corp.+                                          56,100       2,089,725
F-Secure Oyj+                                                100           2,907
i2 Technologies, Inc.+                                     7,400       1,443,000
Manugistics Group, Inc.+                                   1,700          54,931
Mercury Interactive Corp.+                                   800          86,350
Metasolv Software, Inc.+                                     130          10,628
MicroStrategy, Inc.+                                         500         105,000
NetIQ Corp.+                                                 150           7,809
Oracle Corp.+                                            157,925      17,697,470
Siebel Systems, Inc.+                                      7,200         604,800
                                                                    ------------
                                                                      28,530,575
                                                                    ------------

Computer Software - Mini & Micro-10.01%
Adobe Systems, Inc.                                        3,800         255,550
Agile Software Corp.+                                        775         168,357
Computer Associates
  International, Inc.                                     42,012       2,938,214
GRIC Communications, Inc.+                                    70           1,776
iManage, Inc.+                                                30             963
Macromedia, Inc.+                                          3,900         285,188
McAfee.com Corp.+                                            310          13,950
Microsoft Corp.+                                          69,900       8,160,825
OnDisplay, Inc.+                                              40           3,635
Open Market, Inc.+                                         6,500         293,313
PeopleSoft, Inc.+                                            743          15,825
RealNetworks, Inc.+                                        1,000         120,312
SAP, AG, ADR                                                 900          46,856
Softbank Corp.                                               500         477,749
Sun Microsystems, Inc.+                                   43,000       3,329,813
Symantec Corp.+                                            3,800         222,775
Tecnomatix Technologies, Ltd.+                               500          14,375
VERITAS Software Corp.+                                   18,250       2,612,031
Virata Corp.+                                                100           2,987
                                                                    ------------
                                                                      18,964,494
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              39
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Cosmetics & Personal Care-0.01%
Carson, Inc.+                                              8,200    $     26,650
                                                                    ------------
                                                                          26,650
                                                                    ------------

Diversified Operations-0.20%
Hutchison Whampoa, Ltd.                                   26,000         377,950
                                                                    ------------
                                                                         377,950
                                                                    ------------

Educational Services-0.14%
Learning Tree International, Inc.+                         9,700         271,600
                                                                    ------------
                                                                         271,600
                                                                    ------------

Electronic Components-2.70%
Analog Devices, Inc.+                                      9,800         911,400
Flextronics International, Ltd.+                             320          14,720
Jabil Circuit, Inc.+                                         160          11,680
Kyocera Corp.                                             10,200       2,640,809
Maxim Integrated Products, Inc.+                             260          12,269
Micrel, Inc.+                                                200          11,388
Microchip Technology, Inc.+                                  170          11,634
Murata Manufacturing
  Company, Ltd.                                            1,000         234,478
Optical Coating Laboratory, Inc.                             100          29,600
Sanmina Corp.+                                               100           9,988
SIPEX Corp.+                                               1,300          31,931
Solectron Corp.+                                             700          66,588
Synopsys, Inc.+                                              147           9,812
Xilinx, Inc.+                                             24,600       1,118,532
                                                                    ------------
                                                                       5,114,829
                                                                    ------------

Electronics-1.57%
Agilent Technologies, Inc.+                                1,680         129,885
Credence Systems Corp.+                                      200          17,300
Electro Scientific Industries, Inc.+                         180          13,140
LTX Corp.+                                                   600          13,425
Powerwave Technologies, Inc.+                                200          11,675
Sony Corp.                                                 1,500         444,043
Sony Corp., ADR                                            6,100       1,736,975
Teradyne, Inc.+                                            8,800         580,800
Thomson Multimedia+                                          650          34,855
                                                                    ------------
                                                                       2,982,098
                                                                    ------------

Electronics - Semiconductors-6.88%
Altera Corp.+                                             46,700       2,314,569
Applied Materials, Inc.+                                  13,100       1,659,606
Applied Micro Circuits Corp.+                                400          50,900
ARM Holdings, PLC                                          2,500         168,292
ARM Holdings, PLC, ADR+                                   13,860       2,654,190
ASM Lithography Holding, N.V.+                             5,400         614,250
Atmel Corp.+                                               3,400         100,513
ATMI, Inc.+                                                  240           7,935
Burr-Brown Corp.+                                            300          10,838
Caliper Technolgies Corp.+                                   110           7,342
Conexant Systems, Inc.+                                   15,900       1,055,363
Lam Research Corp.+                                        3,600         401,625
MIPS Technologies, Inc.+                                     200          10,400
Motorola, Inc.                                            13,600       2,002,600
National Semiconductor Corp.+                              3,200         137,000
Novellus Systems, Inc.+                                    1,700         208,303
Photronics, Inc.+                                            280           8,015
QLogic Corp.+                                                100          15,987
Rohm Co., Ltd.                                               500         205,168
Sage, Inc.+                                                   70           1,356
SDL, Inc.+                                                 2,400         523,200
STMicroelectronics, N.V.,
  NY Registered                                            2,300         348,306
Texas Instruments, Inc.                                    5,400         523,125
                                                                    ------------
                                                                      13,028,883
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


40
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Entertainment & Leisure-0.01%
Harrah's Entertainment, Inc.+                                300    $      7,931
                                                                    ------------
                                                                           7,931
                                                                    ------------

Financial Services-0.82%
American Express Co.                                       4,600         764,750
Lehman Brothers Holdings, Inc.+                            4,300         364,156
Morgan Stanley Dean Witter & Co.                           2,900         413,975
Waddell & Reed Financial, Inc.                               200           5,425
                                                                    ------------
                                                                       1,548,306
                                                                    ------------

Food Service & Restaurants-0.01%
Brinker International, Inc.+                                 200           4,800
CEC Entertainment, Inc.+                                     300           8,513
Papa John's International, Inc.+                             100           2,606
                                                                    ------------
                                                                          15,919
                                                                    ------------

Healthcare-0.09%
United Healthcare Corp.                                    3,100         164,688
                                                                    ------------
                                                                         164,688
                                                                    ------------

Internet Services-1.77%
AGENCY.COM, Inc.+                                            100           5,100
Akamai Technologies, Inc.+                                   225          73,715
Alteon Websystems, Inc.+                                     100           8,775
America Online, Inc.+                                      5,600         422,450
BEA Systems, Inc.+                                           400          27,975
Breakaway Solutions, Inc.+                                   175          12,775
China.com Corp.+                                             100           7,862
CMGI, Inc.+                                                  800         221,500
Data Return Corp.+                                           275          14,712
Deltathree.com, Inc.+                                        120           3,090
Digital Insight Corp.+                                       200           7,275
Ebenx, Inc.+                                                  70           3,168
eSPEED, Inc.+                                                300          10,669
FreeMarkets, Inc.+                                            50          17,066
Harbinger Corp.+                                             500          15,906
Internap Network Services Corp.+                             450          77,850
Internet Commerce Corp.+                                   1,200          37,350
Keynote Systems, Inc.+                                       150          11,063
Korea Thrunet Co., Ltd.+                                     910          61,766
Lifeminders.com, Inc.+                                       100           5,775
Lycos, Inc.+                                               1,700         135,256
MedicaLogic, Inc.+                                           190           3,990
Quintus Corp.+                                               190           8,716
SonicWALL, Inc.+                                             100           4,025
Thus, PLC+                                                 7,580          47,764
USWeb Corp.+                                                 200           8,888
VeriSign, Inc.+                                           11,000       2,100,313
Women.com Networks, Inc.+                                    475           6,769
                                                                    ------------
                                                                       3,361,563
                                                                    ------------

Lodging-0.01%
Four Seasons Hotels, Inc.                                    200          10,650
Hilton Hotels Corp.                                          434           4,179
                                                                    ------------
                                                                          14,829
                                                                    ------------

Machinery-0.02%
SI Handling Systems, Inc.                                  4,850          46,227
                                                                    ------------
                                                                          46,227
                                                                    ------------

Manufacturing-3.34%
Callaway Golf Co.                                            500           8,844
Corning, Inc.                                              4,200         541,538
Mannesmann, AG                                             8,750       2,100,456
Tyco International, Ltd.                                  94,798       3,685,272
                                                                    ------------
                                                                       6,336,110
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              41
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Marketing Services-0.02%
Digital Impact, Inc.+                                        160    $      8,020
DoubleClick, Inc.+                                           105          26,572
Harris Interactive, Inc.+                                    120           1,567
Mediaplex, Inc.+                                             130           8,158
                                                                    ------------
                                                                          44,317
                                                                    ------------

Medical - Biotechnology-1.85%
Chiron Corp.+                                              7,300         309,337
Enzon, Inc.+                                                 500          21,687
Genentech, Inc.+                                          11,100       1,492,950
Human Genome Sciences, Inc.+                               1,300         198,413
IDEC Pharmaceuticals Corp.+                                1,800         176,850
ImClone Systems, Inc.+                                       300          11,888
Immunex Corp.+                                             7,500         821,250
Merrill Lynch Biotech
  Holding Co.+                                             3,300         473,550
Transkaryotic Therapies, Inc.+                               200           7,700
                                                                    ------------
                                                                       3,513,625
                                                                    ------------

Medical Products-0.02%
Johnson & Johnson                                            383          35,667
                                                                    ------------
                                                                          35,667
                                                                    ------------

Mining & Metals - Ferrous & Nonferrous-0.00%
Phelps Dodge Corp.                                            60           4,028
                                                                    ------------
                                                                           4,028
                                                                    ------------

Multimedia-0.12%
Time Warner, Inc.                                          3,100         224,556
                                                                    ------------
                                                                         224,556
                                                                    ------------

Office Equipment-0.42%
Canon, Inc.                                               20,000         793,317
                                                                    ------------
                                                                         793,317
                                                                    ------------

Oil & Gas Producers-0.10%
Noble Drilling Corp.+                                      5,600         183,400
                                                                    ------------
                                                                         183,400
                                                                    ------------

Oil & Gas Services & Equipment-0.01%
Atwood Oceanics, Inc.+                                       200           7,725
                                                                    ------------
                                                                           7,725
                                                                    ------------

Packaging & Containers-0.01%
Smurfit-Stone Container Corp.+                               300           7,350
                                                                    ------------
                                                                           7,350
                                                                    ------------

Pharmaceutical-1.71%
Andrx Corp.+                                                 200           8,462
King Pharmaceuticals, Inc.+                                  900          50,456
MedImmune, Inc.+                                          14,500       2,405,188
Sepracor, Inc.+                                            5,000         495,938
Teva Pharmaceutical
  Industries, Ltd.                                         4,000         286,750
                                                                    ------------
                                                                       3,246,794
                                                                    ------------

Photo Equipment-0.00%
Polaroid Corp.                                               300           5,644
                                                                    ------------
                                                                           5,644
                                                                    ------------

Professional Sports-0.01%
International Speedway Corp.+                                308          15,516
                                                                    ------------
                                                                          15,516
                                                                    ------------

Real Estate-0.00%
Starwood Hotels &
  Resorts Worldwide                                          200           4,700
                                                                    ------------
                                                                           4,700
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


42
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Retail - Internet-0.01%
Expedia, Inc.+                                               170    $      5,950
Fogdog, Inc.+                                                120           1,140
Tickets.com, Inc.+                                           325           4,652
Webvan Group, Inc.+                                          220           3,630
                                                                    ------------
                                                                          15,372
                                                                    ------------

Retail Stores-1.89%
Autonation, Inc.+                                            700           6,475
Cost Plus, Inc.+                                             300          10,687
Fast Retailing Co., Ltd.                                   1,000         406,428
Home Depot, Inc., The                                     17,400       1,192,988
Office Depot, Inc.+                                       12,100         132,344
Wal-Mart Stores, Inc.                                     26,600       1,838,725
                                                                    ------------
                                                                       3,587,647
                                                                    ------------

Telecommunications - Equipment & Services-19.99%
Airnet Communications Corp.+                                 280          10,185
Amdocs, Ltd.+                                                697          24,046
American Tower Corp., Class A+                               300           9,169
Aware, Inc.+                                                 100           3,637
CIENA Corp.+                                              12,600         724,500
CommScope, Inc.+                                           1,000          40,312
E-Tek Dynamics, Inc.+                                      1,100         148,087
Global Crossing Ltd.+                                      8,000         400,000
Hikari Tsushin, Inc.                                         300         600,850
iBasis, Inc.+                                                 60           1,725
ITC^DeltaCom, Inc.+                                          300           8,288
JDS Uniphase Corp.+                                       36,300       5,855,644
Level 3 Communications, Inc.+                              4,400         360,250
Lucent Technologies, Inc.                                  1,000          74,813
Metromedia Fiber Network, Inc.+                           10,390         498,071
Microcell
  Telecommunications, Inc.+                               10,000         328,750
Next Level Communications, Inc.+                             820          61,398
Nokia Oyj, SA, ADR                                        17,700       3,363,000
Nortel Networks Corp.                                     47,400       4,787,400
Olivetti, SpA                                            188,500         543,187
PairGain Technologies, Inc.+                               3,100          43,981
QUALCOMM, Inc.+                                          103,600      18,246,550
Sycamore Networks, Inc.+                                     200          61,600
Tekelec+                                                   1,300          29,250
Telefonaktiebolaget LM
  Ericsson, ADR+                                          25,100       1,648,756
Wireless Facilities, Inc.+                                   110           4,799
                                                                    ------------
                                                                      37,878,248
                                                                    ------------

Telecommunications - Integrated-7.44%
BCE, Inc.                                                  3,100         279,581
DDI Corp.                                                    131       1,791,803
Global TeleSystems
  Group, Inc.+                                             4,200         145,425
Hyperion
  Telecommunications, Inc.+                                  500          24,000
Jazztel, PLC, ADR+                                         2,060         134,157
KPN, N.V                                                  11,400       1,107,207
MCI WorldCom, Inc.+                                       70,608       3,746,637
Nippon Telegraph &
  Telephone Corp.                                             27         461,629
NTL, Inc.+                                                 2,500         311,875
Qwest Communications
  International, Inc.+                                    17,000         731,000
Sonera Oyj                                                51,500       3,512,654
Telecom Italia, SpA                                       18,100         253,984
Telefonos de Mexico, SA,
  ADR, Class L+                                           10,800       1,215,000
Telephone and Data
  Systems, Inc.                                            3,000         378,000
                                                                    ------------
                                                                      14,092,952
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              43
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Telecommunications - Wireless-8.06%
AirGate PCS, Inc.+                                           300    $     15,825
Centennial Cellular Corp.+                                   200          16,575
China Telecom Hong
  Kong, Ltd.                                             136,000         850,273
CommNet Cellular, Inc.+                                      300           9,637
Metricom, Inc.+                                              200          15,725
MobilCom, AG                                               1,900         161,872
Nextel Communication, Inc.+                               21,400       2,206,875
NTT Mobile Communication
  Network, Inc.                                               48       1,842,997
Omnipoint Corp.+                                          19,300       2,328,063
Partner Communications
  Co., Ltd.+                                               2,950          76,331
Powertel, Inc.+                                            3,300         331,237
Price Communications Corp.+                                  300           8,344
Sprint Corp. - PCS Group+                                 25,300       2,593,250
TALK.com, Inc.+                                            4,300          76,325
TeleCorp PCS, Inc.+                                          280          10,640
Telecom Italia Mobile, SpA                                39,300         436,842
Tritel, Inc.+                                                200           6,337
United States Cellular Corp.+                                200          20,188
VoiceStream Wireless Corp.+                               23,000       3,273,188
Western Wireless Corp.+                                   14,800         987,900
                                                                    ------------
                                                                      15,268,424
                                                                    ------------

Telecommunications - Wireline-0.28%
COLT Telecom Group, PLC                                   10,100         515,824
Time Warner Telecom, Inc.+                                   300          14,981
                                                                    ------------
                                                                         530,805
                                                                    ------------

Transportation-0.00%
Atlas Air, Inc.+                                             150           4,116
                                                                    ------------
                                                                           4,116
                                                                    ------------

Travel Services-0.01%
Pegasus Systems, Inc.+                                       200          12,063
                                                                    ------------
                                                                          12,063
                                                                    ------------

Utilities - Electric & Gas-0.61%
Calpine Corp.+                                            18,100       1,158,400
                                                                    ------------
                                                                       1,158,400
                                                                    ------------

Wholesale Distributor-0.00%
United Stationers, Inc.+                                     300           8,569
                                                                    ------------
                                                                           8,569
                                                                    ------------

  TOTAL COMMON STOCK
  (Cost $98,844,155)                                                 188,937,027
                                                                    ------------

  TOTAL INVESTMENTS
  (Cost $98,844,155)                                       99.72%    188,937,027
Other assets, less liabilities                              0.28         535,921
                                                          ------    ------------

  TOTAL NET ASSETS                                        100.00%   $189,472,948
                                                          ======    ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


44
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"We will continue to add only those positions we feel are capable of performing well in any environment, leveraging our hands-on research in an effort to provide the very best returns possible in an increasingly uncertain market."

                                               --Mark Pinto, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                  May 30, 1992

                  --------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                             To seek capital growth.
                   Realization of income is not a significant
                            investment consideration.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                  $365,864,399

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       43

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     41.65%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 MARK PINTO, CFA
                                 Vice President

o     Joined Janus Capital Corporation in 1994

o     14 years of investment experience

o     B.A. from Yale University

o     M.B.A. from Harvard University

o     Chartered Financial Analyst


                                                                              45
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 97.81%
Cash ...................  2.19%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

Nokia Oyj, SA, ADR                                                      6.47%
Cisco Systems, Inc.                                                     5.15%
Time Warner, Inc.                                                       4.80%
Microsoft Corp.                                                         4.44%
Comcast Corp.                                                           4.17%
EMC Corp./Mass                                                          3.80%
General Electric Co.                                                    3.76%
Sun Microsystems, Inc.                                                  3.45%
Applied Materials, Inc.                                                 3.36%
Dell Computer Corp.                                                     2.74%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------

Electronics -
 Semiconductors                                                         9.41%
Broadcasting                                                            8.92%
Telecommunications -
 Equipment & Services                                                   8.30%
Computer Software -
 Mini & Micro                                                           7.89%
Financial Services                                                      7.82%
Multimedia                                                              7.27%
Retail Stores                                                           6.55%
Computer Equipment &
 Services                                                               6.53%
Telecommunications -
 Wireless                                                               6.20%
Computer Network                                                        5.15%

               ++Represents market value of investments plus cash.

      Growth stocks, particularly technology-related issues, registered the market's most dramatic gains during the second half of 1999. Other sectors also fared moderately well and the market finished the period higher despite a brief retrenchment in the early fall. Notably, the market's strength came despite a persistent rise in interest rates, increasing uneasiness surrounding the inflation outlook and growing concerns that the U.S. economy was expanding too quickly for its own good.

      The JPVF Capital Growth Portfolio performed well in this environment, as strength among our wireless, technology and media stocks allowed us to outpace our benchmark, the S&P 500 Index. Wireless handset leader Nokia, aided by a strong third quarter earnings release and accelerating industry-wide growth, was one of our most notable performers. In technology, Sun Microsystems and Cisco Systems, two companies that operate behind the scenes of explosive growth in Internet traffic, also contributed to performance. EMC Corp., a dominant player in the enterprise storage market, was another standout. Our media positions also turned in an impressive performance. September's announced merger between CBS and Viacom was well received by the


46
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

market, and both companies gained during the period. Liberty Media and Time Warner also traded higher, aided by the strongest advertising market on record and excitement surrounding the pace of industry consolidation.

      Despite these and other gains, there were disappointments. Rising interest rates held back rate-sensitive financial shares, and our position in Fannie Mae gave ground as a result. Drug maker Schering-Plough was another disappointment, as the environment for large cap pharmaceuticals remained depressed.

      Looking forward, we believe our continued efforts to increase the growth profile of the Portfolio, characterized this quarter by a willingness to trade out of some of the Portfolio's slowest growers, will continue to pay off in coming months. Meanwhile, we will continue to add only those positions we feel are capable of performing well in any environment, leveraging our hands-on research in an effort to provide the very best returns possible in an increasingly uncertain market.

--------------------------------------------------------------------------------
                 Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[The following table was represented as a line chart in the printed material.]

                                      Capital
                                      Growth               S&P 500
                  Date               Portfolio              Index
                  ----               ---------              -----

                05/01/92               10,000               10,000
                06/30/92               10,087                9,958
                09/30/92               10,925               10,272
                12/31/92               12,724               10,787
                03/31/93               13,604               11,256
                06/30/93               13,635               11,310
                09/30/93               14,752               11,598
                12/31/93               15,869               11,867
                03/31/94               15,387               11,420
                06/30/94               14,720               11,470
                09/30/94               15,553               12,031
                12/31/94               15,353               12,028
                03/31/95               16,045               13,195
                06/30/95               17,479               14,451
                09/30/95               20,143               15,596
                12/31/95               21,762               16,532
                03/31/96               23,919               17,512
                06/30/96               25,766               18,399
                09/30/96               26,224               19,074
                12/31/96               25,951               20,767
                03/31/97               26,015               20,860
                06/30/97               30,540               24,494
                09/30/97               33,805               26,326
                12/31/97               33,582               27,079
                03/31/98               39,281               30,849
                06/30/98               41,989               31,864
                09/30/98               36,869               28,701
                12/31/98               46,502               34,802
                03/31/99               50,983               36,534
                06/30/99               53,243               39,105
                09/30/99               51,361               36,663
                12/31/99               67,270               42,118

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                     CAPITAL             S&P 500
                                                      GROWTH              INDEX
1 YEAR                                                44.66%              21.04%
5 YEARS                                               34.38%              28.51%
INCEPTION                                             28.21%              20.62%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              47
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                             Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                              December         December         December         December         December
                                              31, 1999         31, 1998         31, 1997         31, 1996         31, 1995
Net asset value, beginning of year          $      27.90     $      21.23     $      17.26     $      17.38     $      13.38

Income From Investment Operations
 Net investment income (loss)                      (0.12)           (0.09)                             0.05             0.03
 Net gains and losses on securities
  (both realized and unrealized)                   12.31             8.25             4.99             3.24             5.56
                                            ------------     ------------     ------------     ------------     ------------

 Total from investment operations                  12.19             8.16             4.99             3.29             5.59

Less Distributions to Shareholders
 Dividends from net investment income                                                                 (0.05)           (0.03)
 Dividends in excess of net
  investment income
 Distributions from capital gains                  (0.82)           (1.49)           (0.81)           (3.36)           (1.56)
 Distributions in excess of capital gains                                            (0.21)
 Returns of capital
                                            ------------     ------------     ------------     ------------     ------------

 Total distributions                               (0.82)           (1.49)           (1.02)           (3.41)           (1.59)

Net asset value, end of year                $      39.27     $      27.90     $      21.23     $      17.26     $      17.38
                                            ============     ============     ============     ============     ============

Total Return (A)                                   44.65%           38.47%           29.41%           19.25%           41.74%

Ratios to Average Net Assets:
  Expenses                                          1.03%            1.09%            1.09%            1.13%            1.15%
  Net investment income                            (0.42%)          (0.38%)           0.02%            0.30%            0.21%

Portfolio Turnover Rate                            41.65%           54.58%           91.66%          147.82%          170.32%

Net Assets, At End of Year                  $365,864,399     $198,002,451     $124,123,995     $ 70,832,162     $ 49,853,029

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


48
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--97.87 %
                                                                       Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Airlines-1.03%
Southwest Airlines Co.                                   233,065    $  3,772,739
                                                                    ------------
                                                                       3,772,739
                                                                    ------------

Banking-3.99%
Bank of New York Company,
  Inc. ,The                                              222,095       8,883,800
Citigroup, Inc.                                          103,112       5,729,161
                                                                    ------------
                                                                      14,612,961
                                                                    ------------

Beverages-1.31%
Anheuser-Busch Companies, Inc.                            67,675       4,796,466
                                                                    ------------
                                                                       4,796,466
                                                                    ------------

Broadcasting-8.93%
AT&T Corp. - Liberty
  Media Group                                            156,700       8,892,725
Cablevision Systems Corp.+                                26,430       1,995,465
CBS Corp.+                                               102,020       6,522,904
Comcast Corp.                                            301,805      15,260,015
                                                                    ------------
                                                                      32,671,109
                                                                    ------------

Computer Equipment & Services-6.54%
Dell Computer Corp.+                                     196,340      10,013,340
EMC Corp./Mass+                                          127,200      13,896,600
                                                                    ------------
                                                                      23,909,940
                                                                    ------------

Computer Network-5.15%
Cisco Systems, Inc.+                                     176,021      18,856,250
                                                                    ------------
                                                                      18,856,250
                                                                    ------------

Computer Software - Mini & Micro-7.89%
Microsoft Corp.+                                         139,110      16,241,093
Sun Microsystems, Inc.+                                  163,050      12,626,184
                                                                    ------------
                                                                      28,867,277

Electronics - Components-2.62%
Linear Technology Corp.                                  134,100       9,596,531
                                                                    ------------
                                                                       9,596,531
                                                                    ------------

Electronics - Semiconductors-9.41%
Applied Materials, Inc.+                                  97,200      12,314,025
ASM Lithography
  Holding, N.V.+                                          83,875       9,540,781
Taiwan Semiconductor
  Manufacturing Co., Ltd.+                               134,100       6,034,500
Texas Instruments, Inc.                                   67,520       6,541,000
                                                                    ------------
                                                                      34,430,306
                                                                    ------------

Entertainment & Leisure-3.06%
Autotote Corp., Class A+                                   4,672          15,184
Carnival Corp.                                           119,565       5,716,702
MGM Grand, Inc.                                          108,235       5,445,573
                                                                    ------------
                                                                      11,177,459
                                                                    ------------

Financial Services-7.82%
American Express Co.                                      51,620       8,581,825
Charles Schwab Corp., The                                142,274       5,459,765
Fannie Mae                                                77,900       4,863,881
Morgan Stanley
  Dean Witter & Co.                                       67,985       9,704,859
                                                                    ------------
                                                                      28,610,330
                                                                    ------------

Manufacturing-5.06%
General Electric Co.                                      88,855      13,750,311
Tyco International, Ltd.                                 122,110       4,747,026
                                                                    ------------
                                                                      18,497,337
                                                                    ------------

Multimedia-7.28%
Time Warner, Inc.                                        242,615      17,574,424
Viacom, Inc., Class B+                                   149,775       9,052,027
                                                                    ------------
                                                                      26,626,451
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              49
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Office Equipment-0.67%
Pitney Bowes, Inc.                                        50,815    $  2,455,000
                                                                    ------------
                                                                       2,455,000
                                                                    ------------

Oil & Gas - Distribution & Marketing-1.58%
Enron Corp.                                              129,925       5,765,422
                                                                    ------------
                                                                       5,765,422
                                                                    ------------

Pharmaceutical-1.86%
Schering-Plough Corp.                                     51,800       2,185,312
Warner-Lambert Co.                                        56,450       4,625,372
                                                                    ------------
                                                                       6,810,684
                                                                    ------------

Retail Stores-6.56%
Costco Wholesale Corp.+                                   58,325       5,322,156
Home Depot, Inc., The                                    119,078       8,164,251
Staples, Inc.                                            218,115       4,525,886
Wal-Mart Stores, Inc.                                     86,425       5,974,128
                                                                    ------------
                                                                      23,986,421
                                                                    ------------

Telecommunications - Equipment & Services-8.31%
Lucent Technologies, Inc.                                 89,825       6,720,033
Nokia Oyj, SA, ADR                                       124,630      23,679,700
                                                                    ------------
                                                                      30,399,733
                                                                    ------------

Telecommunications - Integrated-2.60%
Telefonica, SA, ADR+                                     120,745       9,516,215
                                                                    ------------
                                                                       9,516,215
                                                                    ------------

Telecommunications - Wireless-6.20%
Nextel Communication Inc.+                                78,180       8,062,313
Sprint Corp. - PCS Group+                                 96,160       9,856,400
Vodafone Airtouch PLC                                     96,400       4,771,800
                                                                    ------------
                                                                      22,690,513
                                                                    ------------

  TOTAL COMMON STOCK
  (Cost $201,232,568)                                                358,049,144
                                                                    ------------

  TOTAL INVESTMENTS
  (Cost $201,232,568)                                      97.87%    358,049,144
Other assets, less liabilities                              2.13       7,815,255
                                                          ------    ------------

  TOTAL NET ASSETS                                        100.00%   $365,864,399
                                                          ======    ============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


50
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

"Based on our belief that many small companies currently have attractive fundamentals and offer very good relative value versus large-company stocks, we expect small-cap stocks to deliver good relative performance in the future."

                                      --Stephen J. McGruder, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 April 18, 1986

                  --------------------------------------------

                                  FUND MANAGER
                            Lord, Abbett and Company

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $92,991,539

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       150

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     143.95%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STEPHEN J. MCGRUDER,
                                       CFA
                                     Partner

o     Joined Lord, Abbett in 1995

o     Nearly 30 years of industry experience

o     B.S. from Stanford University

o     B.A. in Business Economics from Claremont McKenna College

o     Chartered Financial Analyst

--------------------------------------------------------------------------------


                                                                              51
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Common Stock ........... 97.64%
Cash ...................  2.36%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

S1 Corp.                                                                2.61%
MICROS Systems, Inc.                                                    2.55%
NBC Internet, Inc.                                                      2.49%
Plantronics, Inc.                                                       2.47%
Sawtek, Inc.                                                            2.34%
RadiSys Corp.                                                           2.14%
Xircom, Inc.                                                            2.09%
TeleTech Holdings, Inc.                                                 2.07%
Cambridge Technology
   Partners, Inc.                                                       1.95%
Advanced Digital
   Information Corp.                                                    1.62%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------

Computer Equipment &
 Services                                                              11.18%
Computer Software -
 Mini & Micro                                                           8.86%
Internet Services                                                       8.21%
Commercial Services                                                     7.99%
Telecommunications -
 Equipment & Services                                                   5.66%
Textiles & Apparel                                                      5.20%
Retail Stores                                                           4.81%
Computer Information
 Systems                                                                4.27%
Electronic Components                                                   3.60%
Medical Products                                                        3.42%

               ++Represents market value of investments plus cash.

The Portfolio invests in stocks of developing companies which involve greater risk and are generally more volatile than investments in mature companies.

Market Review

      1999 was an interesting year for the stock markets. Many of the broad indexes (S&P 500, Russell 2000, etc) posted returns in excess of 20%. However, overall performance of these indexes was driven by a relatively narrow group of stocks. Stocks of technology and Internet companies, which were subject to some volatility, influenced performance the most in the small-cap growth sector throughout the year.

Portfolio Review

      For the six month period ending December 31, 1999, JPVF Small Company Portfolio returned 15.27%, exceeding the 10.96% performance of the Russell 2000 Index, but lagging the 26.83% performance of the Russell 2000 Growth Index. One reason for the different performances of these two indexes is that only a few growth-oriented companies, primarily in the technology sector and with market capitalizations in excess of $1 billion, contributed to the strong performance of the Russell 2000 Growth Index.

      Careful bottom-up stock selection contributed to the Portfolio's positive return throughout the year. The Portfolio's overall performance was most significantly affected by our overweighting in the technology sector, which benefited from rapid multiple expansion and strong earnings growth. In addition, the Portfolio was overweighted in the retail and leisure industries, where we uncovered several opportunities as a result of our ongoing, proprietary research.

      We reduced our exposure to the healthcare stocks as influence from Washington, D.C. and market speculation regarding possible government intervention, made 1999 a disappointing year for the healthcare sector. Many information technology (IT) services companies also experienced some difficulty surrounding Y2K spending. In addition, the Portfolio was underweighted in financial services


52
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

stocks, because we did not believe this area offered the long-term earnings growth potential we sought. With the exception of a resurgence in energy stocks, we saw very few "themes" emerge during the third quarter. Our best investment returns were company-specific rather than sector-wide.

      For the remainder of the year, we continued our aggressive pursuit of companies with strong earnings and the potential for outstanding growth. The Portfolio's performance was positively impacted by companies in the technology outsourcing area that focus on helping corporate America implement and operate Internet businesses. Some of the smallest companies we owned posted earnings slightly below expectations, in some cases citing business slowdowns due to anticipated Y2K problems. The technology weighting in the Portfolio expanded solely as a function of the strong performance by companies in the technology universe in recent months.

Outlook

      We are encouraged that the economy continues to exhibit steady growth, but remain watchful of consumer debt levels and interest rates, as well as overall consumer confidence. In the New Year, we believe that many small companies will experience solid earnings growth. Based on our belief that many small companies currently have attractive fundamentals and offer very good relative value versus large-company stocks, we expect small-cap stocks to deliver good relative performance in the future. The Portfolio management team continues to focus on companies with strong earnings potential and outstanding growth prospects across a diverse group of industries.

--------------------------------------------------------------------------------
                      Small Company Portfolio, S&P 500 and
                          Russell 2000 Growth Index(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                         Small                                 Russell
                        Company            S&P 500              2000
         Date          Portfolio            Index              Growth
         ----          ---------            -----              ------

        4/18/86          10,000             10,000             10,000
        6/30/86          10,372             10,712             10,400
        9/30/86           9,863              9,965              8,710
       12/31/86          10,565             10,522              8,806
        3/31/87          11,914             12,768             11,200
        6/30/87          12,813             13,408             11,045
        9/30/87          13,698             14,294             11,403
       12/31/87          10,395             11,071              7,883
        3/31/88          12,119             11,701              9,256
        6/30/88          13,176             12,474              9,844
        9/30/88          13,151             12,514              9,573
       12/31/88          13,129             12,898              9,489
        3/31/89          14,183             13,809             10,194
        6/30/89          15,054             15,025             10,853
        9/30/89          16,226             16,632             11,823
       12/31/89          15,669             16,971             11,403
        3/31/90          15,299             16,459             11,100
        6/30/90          15,505             17,489             11,801
        9/30/90          12,071             15,097              8,721
       12/31/90          12,759             16,443              9,418
        3/31/91          15,336             18,823             12,295
        6/30/91          15,663             18,782             11,869
        9/30/91          16,103             19,785             13,149
       12/31/91          16,999             21,431             14,238
        3/31/92          18,699             20,893             14,628
        6/30/92          17,992             21,291             12,871
        9/30/92          18,527             21,961             13,121
       12/31/92          21,506             23,062             15,345
        3/31/93          22,691             24,066             15,070
        6/30/93          22,524             24,180             15,504
        9/30/93          23,910             24,802             16,951
       12/31/93          24,925             25,377             17,397
        3/31/94          24,982             24,422             16,688
        6/30/94          24,337             24,527             15,636
        9/30/94          26,469             25,727             17,097
       12/31/94          26,834             25,721             16,974
        3/31/95          28,241             28,217             17,905
        6/30/95          29,736             30,902             19,682
        9/30/95          33,164             33,351             21,920
       12/31/95          34,809             35,352             22,244
        3/31/96          37,702             37,447             23,521
        6/30/96          39,076             39,346             24,896
        9/30/96          38,570             40,788             24,684
       12/31/96          40,537             44,408             24,749
        3/31/97          38,833             44,602             22,153
        6/30/97          44,729             52,383             26,042
        9/30/97          52,097             56,302             30,448
       12/31/97          50,105             57,913             27,953
        3/31/98          53,395             65,974             31,274
        6/30/98          51,272             68,146             29,478
        9/30/98          39,894             61,380             22,886
       12/31/98          44,205             74,429             28,296
        3/31/99          40,113             78,132             27,821
        6/30/99          43,794             83,630             31,925
        9/30/99          41,405             78,408             30,354
       12/31/99          50,480             90,074             40,489

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    RUSSELL 2000
                                     SMALL           S&P 500           GROWTH
                                    COMPANY           INDEX           INDEX (1)
1 YEAR                               14.20%           21.04%           43.09%
5 YEAR                               13.47%           28.51%           18.99%
10 YEAR                              12.41%           18.17%           13.51%
INCEPTION                            12.53%           17.39%           10.76%

--------------------------------------------------------------------------------

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") formerly the Domestic Growth Stock Portfolio, at its inception with a similar investment in the S&P 500 Index and the Russell 200 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index and the Russell 2000 Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) Effective May 1, 1999, the performance benchmark of the Portfolio has been changed from the S&P 500 Index to the Russell 2000 Growth Index. The Russell 2000 Growth Index better represents the investment style and objective of the Portfolio by including a broader blend of small capitalization stocks.


                                                                              53
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                             Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                              December        December        December        December        December
                                              31, 1999        31, 1998        31, 1997        31, 1996        31, 1995
Net asset value, beginning of year           $     16.24     $     20.43     $     18.19     $     17.87     $     15.94

Income From Investment Operations
  Net investment income (loss)                     (0.02)           0.22            0.09            0.06            0.15
  Net gains and losses on securities
   (both realized and unrealized)                   2.22           (2.59)           4.17            2.85            4.48
                                             -----------     -----------     -----------     -----------     -----------

  Total from investment operations                  2.20           (2.37)           4.26            2.91            4.63

Less Distributions to Shareholders
  Dividends from net investment income             (0.02)          (0.19)          (0.09)          (0.06)          (0.15)
  Dividends in excess of net
   investment income
  Distributions from capital gains                 (0.37)          (1.63)          (1.93)          (2.53)          (2.55)
  Distributions in excess of capital gains
  Returns of capital
                                             -----------     -----------     -----------     -----------     -----------

  Total distributions                              (0.39)          (1.82)          (2.02)          (2.59)          (2.70)

Net asset value, end of year                 $     18.05     $     16.24     $     20.43     $     18.19     $     17.87
                                             ===========     ===========     ===========     ===========     ===========

  Total Return (A)                                 14.20%         (11.78%)         23.60%          16.46%          29.72%
  Ratios to Average Net Assets:
   Expenses                                         0.86%           0.87%           0.83%           0.85%           0.87%
   Net investment income                           (0.14%)          1.23%           0.47%           0.31%           0.95%

Portfolio Turnover Rate                           143.95%          43.06%          52.92%          49.75%          64.17%

Net Assets, At End of Year                   $92,991,539     $78,343,648     $81,505,107     $62,166,366     $48,517,886

-------------------------------------------------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


54
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--94.61%
                                                                        Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------

Aerospace & Defense-2.04%
Armor Holdings, Inc.+                                      61,500    $   807,188
Orbital Sciences Corp.+                                    58,900      1,093,331
                                                                     -----------
                                                                       1,900,519
                                                                     -----------

Airlines-0.34%
Frontier Airlines, Inc.+                                   27,900        317,363
                                                                     -----------
                                                                         317,363
                                                                     -----------

Banking-0.24%
Net.B@nk, Inc.+                                            11,900        220,150
                                                                     -----------
                                                                         220,150
                                                                     -----------

Broadcasting-0.29%
Salem Communications Corp.+                                11,900        269,238
                                                                     -----------
                                                                         269,238
                                                                     -----------

Building Construction-0.51%
Crossmann Communities, Inc.+                               30,600        474,300
                                                                     -----------
                                                                         474,300
                                                                     -----------

Chemicals-0.87%
OM Group, Inc.                                             23,600        812,725
                                                                     -----------
                                                                         812,725
                                                                     -----------

Commercial Services-7.74%
Acxiom Corp.+                                              36,100        866,400
Caribiner International, Inc.+                             58,500        212,063
Cornell Corrections, Inc.+                                 34,000        284,750
Express Scripts, Inc+                                       8,600        550,400
Healthcare Services Group, Inc.+                           44,500        311,500
Hooper Holmes, Inc.                                        38,300        986,225
Iron Mountain, Inc.+                                       30,500      1,199,031
Kroll-O'Gara Co., The+                                     11,300        186,450
McGrath RentCorp                                           22,300        390,250
MemberWorks, Inc.+                                          7,500        248,906
TeleTech Holdings, Inc.+                                   55,400      1,867,152
US Oncology, Inc.+                                         18,800         92,825
                                                                     -----------
                                                                       7,195,952
                                                                     -----------

Computer Equipment & Services-10.84%
Advanced Digital
  Information Corp.+                                       30,100      1,463,612
CheckFree Holdings Corp.+                                   4,100        428,450
Ciber, Inc.+                                               30,800        847,000
Computer Horizons Corp.+                                   47,400        767,287
In Focus Systems, Inc.+                                    25,400        588,963
Insight Enterprises, Inc.+                                 16,000        650,000
MicroTouch Systems, Inc.+                                  27,500        347,187
NVIDIA Corp.+                                              13,300        624,269
RadiSys Corp.+                                             37,750      1,925,250
SCB Computer Technology, Inc.+                             43,400        135,625
Sykes Enterprises, Inc.+                                    9,500        416,813
Xircom, Inc.+                                              25,100      1,882,500
                                                                     -----------
                                                                      10,076,956
                                                                     -----------

Computer Information & Technology-0.45%
Complete Business Solutions, Inc.+                          5,000        125,625
Technology Solutions Co.+                                   9,000        294,750
                                                                     -----------
                                                                         420,375
                                                                     -----------

Computer Information Systems-4.14%
Dendrite International, Inc.+                              14,450        489,494
Mastech Corp.+                                             28,300        700,425
MICROS Systems, Inc.+                                      31,100      2,301,400
National Computer Systems, Inc.                             9,500        357,437
                                                                     -----------
                                                                       3,848,756
                                                                     -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              55
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------

Computer Network-0.22%
FVC.COM, Inc.+                                             17,700    $   206,869
                                                                     -----------
                                                                         206,869
                                                                     -----------

Computer Software - Mainframe-0.29%
Aspect Developement, Inc.+                                  4,000        274,000
                                                                     -----------
                                                                         274,000
                                                                     -----------

Computer Software - Mini & Micro-8.58%
Activision, Inc.+                                          35,900        549,719
Best Software, Inc.+                                       27,100        799,450
Caere Corp.+                                               40,100        293,231
Cambridge Technology
  Partners, Inc.+                                          67,000      1,758,750
Daleen Technologies, Inc.+                                  8,500        185,937
eCollege.com+                                              23,500        257,031
Exchange Application, Inc.+                                 8,500        474,937
IMRglobal Corp.+                                           54,200        680,887
InfoCure Corp.+                                             8,000        249,500
Landmark Systems Corp.+                                    50,200        523,963
National Instruments Corp.+                                16,050        613,913
Optio Software, Inc.+                                      14,000        329,000
Phoenix Technologies, Ltd.+                                10,500        166,031
Primus Knowledge
  Solutions, Inc.+                                         14,200        643,438
THQ, Inc.+                                                  7,500        173,906
Transaction Systems
  Architects, Inc.+                                        10,000        280,000
                                                                     -----------
                                                                       7,979,693
                                                                     -----------

Consulting Services-1.29%
Diamond Technology
  Partners, Inc.+                                          13,400      1,151,562
First Consulting Group, Inc.+                               2,600         40,300
Renaissance Worldwide, Inc.+                                1,200          8,850
                                                                     -----------
                                                                       1,200,712
                                                                     -----------

Cosmetics & Personal Care-0.41%
Steiner Leisure, Ltd.+                                     10,600        176,888
Twinlab Corp.+                                             26,200        207,962
                                                                     -----------
                                                                         384,850
                                                                     -----------

Electrical Equipment-0.71%
SLI, Inc.+                                                 49,000        664,563
                                                                     -----------
                                                                         664,563
                                                                     -----------

Electronic Components-3.48%
Sawtek, Inc.+                                              31,700      2,110,031
Technitrol, Inc.                                           25,400      1,130,300
                                                                     -----------
                                                                       3,240,331
                                                                     -----------

Electronics-2.31%
Ampex Corp.+                                               67,900        369,206
Analogic Corp.                                             18,000        594,000
Artesyn Technologies+                                      32,300        678,300
EMS Technologies, Inc.+                                    13,800        162,150
LeCroy Corp.+                                              27,800        340,550
                                                                     -----------
                                                                       2,144,206
                                                                     -----------

Electronics - Semiconductors-1.03%
American Xtal Technology, Inc.+                            23,700        413,269
Rudolph Technologies, Inc.+                                16,100        539,350
                                                                     -----------
                                                                         952,619
                                                                     -----------

Entertainment & Leisure-0.68%
Bally Total Fitness Holding Corp.+                          8,100        216,169
Cinar Corp.+                                               17,000        416,500
                                                                     -----------
                                                                         632,669
                                                                     -----------

Environmental Controls-0.23%
U S Liquids, Inc.+                                         25,800        216,075
                                                                     -----------
                                                                         216,075
                                                                     -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              56
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------

Financial Services-0.23%
Federal Agricultural
  Mortgage Corp.+                                          10,800    $   218,025
                                                                     -----------
                                                                         218,025
                                                                     -----------

Food Products-0.89%
Horizon Organic Holding Corp.+                             22,700        170,250
Northland Cranberries, Inc.                                30,000        180,000
Smithfield Foods, Inc.+                                    19,800        475,200
                                                                     -----------
                                                                         825,450
                                                                     -----------

Healthcare-1.08%
Apria Healthcare Group, Inc.+                              38,600        692,387
Matria Healthcare, Inc.+                                   75,100        309,788
                                                                     -----------
                                                                       1,002,175
                                                                     -----------

Human Resources-0.92%
Butler International , Inc.+                               24,650        271,150
Labor Ready, Inc.+                                         27,000        327,375
Modis Professional Services, Inc.+                         18,000        256,500
                                                                     -----------
                                                                         855,025
                                                                     -----------

Internet Services-7.96%
Alloy Online, Inc.+                                        12,000        189,000
Jupiter Communications, Inc.+                               7,500        226,875
Lionbridge Technologies, Inc.+                             11,500        209,875
NBC Internet, Inc.+                                        29,100      2,247,975
S1 Corp.+                                                  30,100      2,351,563
Student Advantage, Inc.+                                   49,800      1,104,937
USWeb Corp.+                                               24,100      1,070,944
                                                                     -----------
                                                                       7,401,169
                                                                     -----------

Machinery-0.39%
Flow International Corp.+                                  31,700        360,588
                                                                     -----------
                                                                         360,588
                                                                     -----------

Manufacturing-2.53%
Cable Design
  Technologies Corp.+                                      21,400        492,200
Identix, Inc.+                                             42,200        382,438
JLG Industries, Inc.                                       16,300        259,781
Matthews International Corp.                               24,100        662,750
Meade Instruments Corp.+                                      100          2,850
Westinghouse Air Brake Co.                                 31,350        556,462
                                                                     -----------
                                                                       2,356,481
                                                                     -----------

Medical Products-3.32%
Arrow International, Inc.                                  14,200        411,800
ATS Medical, Inc.+                                         50,300        751,356
Coherent, Inc.+                                            24,100        644,675
Hanger Orthopedic Group, Inc.+                             47,200        472,000
Orthofix International, N.V.+                              15,300        218,981
SonoSite, Inc.+                                             8,000        253,000
Theragenics Corp.+                                         36,700        332,594
                                                                     -----------
                                                                       3,084,406
                                                                     -----------

Mining & Metals - Precious-1.40%
Stillwater Mining Co.+                                     40,900      1,303,688
                                                                     -----------
                                                                       1,303,688
                                                                     -----------

Oil & Gas - Distribution & Marketing-0.22%
TransMontaigne, Inc.+                                      29,400        205,800
                                                                     -----------
                                                                         205,800
                                                                     -----------

Oil & Gas Producers-2.92%
Evergreen Resources, Inc.+                                 35,000        691,250
Harken Energy Corp.+                                      115,300         86,475
Louis Dreyfus Natural
  Gas Corp.+                                               29,600        536,500
Stone Energy Corp.+                                        16,400        584,250
Vintage Petroleum, Inc.+                                   67,400        813,012
                                                                     -----------
                                                                       2,711,487
                                                                     -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              57
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------

Oil & Gas Services & Equipment-1.54%
Core Laboratories, N.V.+                                   58,100    $ 1,165,631
Seitel, Inc.+                                              39,600        267,300
                                                                     -----------
                                                                       1,432,931
                                                                     -----------

Pharmaceutical-1.37%
Albany Molecular Research, Inc.+                           11,700        356,850
ICOS Corp.+                                                13,500        394,875
PathoGenesis Corp.+                                        24,200        518,787
                                                                     -----------
                                                                       1,270,512
                                                                     -----------

Professional Sports-0.61%
Championship Auto Racing
  Teams, Inc.+                                             24,600        565,800
                                                                     -----------
                                                                         565,800
                                                                     -----------

Real Estate-0.51%
Catellus Development Corp.+                                16,000        205,000
Healthcare Realty Trust, Inc.                              17,100        267,187
                                                                     -----------
                                                                         472,187
                                                                     -----------

Retail - Internet-0.13%
iGo Corp.+                                                 13,200        119,625
                                                                     -----------
                                                                         119,625

Retail Stores-4.66%
Ames Department Stores, Inc.+                              21,800        628,112
Cost Plus, Inc.+                                           15,960        568,575
Pacific Sunwear of
  California, Inc.+                                        27,550        878,156
Shoe Carnival, Inc.+                                       35,600        358,225
Stage Stores, Inc.+                                        69,500        160,719
Tuesday Morning Corp.+                                     11,700        215,719
Whole Foods Market, Inc.+                                  20,600        955,325
Wild Oats Markets, Inc.+                                   15,150        336,141
Zany Brainy, Inc.+                                         22,800        233,700
                                                                     -----------
                                                                       4,334,672
                                                                     -----------

Telecommunications - Equipment & Services-5.49%
CellStar Corp.+                                            91,200        900,600
Netro Corp.+                                                8,000        408,000
PairGain Technologies, Inc.+ 49,600                       703,700
Plantronics, Inc.+                                         31,100      2,225,594
SBA Communications Corp.+                                  46,100        864,375
                                                                     -----------
                                                                       5,102,269
                                                                     -----------

Telecommunications - Integrated-1.17%
GST Telecommunications, Inc.+                              28,500        258,281
MGC Communications, Inc.+                                  16,300        827,225
                                                                     -----------
                                                                       1,085,506
                                                                     -----------

Telecommunications - Wireless-2.24%
Boston Communications Group+                               38,100        200,025
Clearnet Communications, Inc.+                             36,800      1,265,000
TALK.com, Inc.+                                            34,800        617,700
                                                                     -----------
                                                                       2,082,725
                                                                     -----------

Textiles & Apparel-5.04%
Cutter & Buck, Inc.+                                        5,500         83,187
G & K Services, Inc.                                       15,600        505,050
Kenneth Cole Productions, Inc.+                            20,500        937,875
Quicksilver, Inc.+                                         45,000        697,500
Skechers U.S.A., Inc.+                                     47,200        179,950
Tarrant Apparel Group+                                     26,600        256,025
Timberland Co., The+                                       23,300      1,231,987
Tropical Sportswear
  International Corp.+                                     22,500        362,813
Vans, Inc.+                                                35,300        432,425
                                                                     -----------
                                                                       4,686,812
                                                                     -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


58
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------

Travel Services-2.27%
American Classic Voyages Co.+                              26,000    $   910,000
Pegasus Systems, Inc.+                                     19,900      1,200,219
                                                                     -----------
                                                                       2,110,219
                                                                     -----------

Utilities - Electric & Gas-1.03%
Independent Energy Holdings,
  PLC, ADR+                                                28,700        956,069
                                                                     -----------
                                                                         956,069
                                                                     -----------

  TOTAL COMMON STOCK
  (Cost $75,891,216)                                                  87,976,542
                                                                     -----------

  TOTAL INVESTMENTS
  (Cost $75,891,216)                                        94.61%    87,976,542
Other assets, less liabilities                               5.39      5,014,997
                                                           ------    -----------

  TOTAL NET ASSETS                                         100.00%   $92,991,539
                                                           ======    ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              59
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

"As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement, regardless of industry, in order to consistently outperform the broader market averages."

                                          --Ronald C. Ognar, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

                  --------------------------------------------

                                  FUND MANAGER
                         Strong Capital Management, Inc.

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To seek capital growth by investing primarily
                              in equity securities.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $44,334,220

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       110

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     326.19%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              RONALD C. OGNAR, CFA

o     Joined Strong in 1993

o     31 years of investment experience

o     B.S. from University of Illinois

o     Chartered Financial Analyst

--------------------------------------------------------------------------------


                                                                              61
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

Common Stock ........  92.48%
Cash ................   7.52%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------

JDS Uniphase Corp.                                                      4.96%
Cisco Systems, Inc.                                                     4.73%
VeriSign, Inc.                                                          3.36%
VERITAS Software Corp.                                                  2.83%
Juniper Networks, Inc.                                                  2.24%
MedImmune, Inc.                                                         2.19%
Home Depot, Inc., The                                                   2.03%
QUALCOMM, Inc.                                                          1.86%
BroadVision, Inc.                                                       1.79%
E-Tek Dynamics, Inc.                                                    1.78%

--------------------------------------------------------------------------------
                                                                    PERCENT OF
TOP TEN INDUSTRIES                                                  PORTFOLIO++
--------------------------------------------------------------------------------

Telecommunications -
  Equipment & Services                                                 13.32%
Computer Software -
  Mini & Micro                                                         12.67%
Internet Services                                                       9.73%
Computer Network                                                        8.50%
Computer Software -
  Mainframe                                                             5.42%
Retail Stores                                                           5.32%
Broadcasting                                                            5.22%
Medical - Biotechnology                                                 4.84%
Electronics -
  Semiconductors                                                        3.66%
Pharmaceutical                                                          3.62%

               ++Represents market value of investments plus cash.

      Domestic economic fundamentals continued to drive the market in the second half of 1999. As the economy (and stock market) continued its torrid pace, the Federal Reserve became very vocal expressing their desire to keep inflation in check. Every release of economic data was scrutinized for signs of inflation and economic overheating. As a result, the market had a very bearish tone throughout the year as any negative economic news generally prompted greater market reaction than did positive news. The Fed subsequently took back the three easements of 1998, with three 25bp tightenings in 1999.

      Much of the market's concern was centered around the economy growing at a rate faster than the so-called sustainable rate. Through the end of the third quarter, the economy had grown at an annualized rate of 3.8 percent. Forecasts for the fourth quarter are in the 4.75 to 5.75 percent range. This robust growth and the economy's ability to create jobs pushed down the unemployment rate to a 29 year low of 4.1 percent and are depleting the pool of available workers to the consternation of the Fed. The Fed's fear is that this shortage of workers will ultimately lead to higher wages and an increase in inflation. Thanks largely to improvements in productivity, excess global capacity and fierce competition, this has not yet happened. In fact, observed inflation remains largely in check. Although CPI, through the end of November, was up an annualized 2.7 percent, versus a 1.6- percent rate in 1998, this was largely the result of a surge in energy prices. A more dependable measure of underlying inflationary pressures is the core rate of inflation, which excludes the energy and food components. The core rate was up 2.0 percent through November, compared to a 2.3 percent rise in the comparable period in 1998.

      The JPVF Growth Portfolio finished 1999 with a strong 80.36% year-to-date return, compared to the S&P 500 Index return of 21.04%. After a lackluster return of -0.31% in the third quarter, the Portfolio, driven by technology, returned 57.11% in the fourth quarter. Our telecommunications, computer software, Internet-related issues, semiconductors, and biogenetics selections added strong relative performance to the Portfolio. Our underweight in financials also added


62
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

to relative performance, as rising interest rates hindered the sectors performance. We are maintaining our overweights in technology, as well as out underweights in financials, utilities, consumer cyclicals and capital equipment. The remaining sector's are near market weightings.

      The prospects for leading semiconductor companies continue to improve, driven by the rapid build-out of the Internet, the need for enhanced transmission capacity (bandwidth), and signs of accelerating Asian demand. Following a sharp correction in the second quarter, we have increased our exposure to Internet-related issues, with particular emphasis on Internet infrastructure beneficiaries. As the "Net" grows in depth and scope, E-commerce software enablers and companies involved in the expansion of its infrastructure are likely to prosper.

      The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business to business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands and a host of other applications. The successful implementation of technology remains an essential source of global competitiveness with superior returns on capital and market share gains the principal result.

      During the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We expect the Fed to remain vigilant, poised to nudge interest rates preemptively higher to offset signs of inflationary pressure. In our view, companies able to generate unit growth will continue to be the big winners (without an increase in pricing, unit growth supports the higher revenue run rates needed to offset cost pressures) in this environment. Our preference is for pure plays in dynamic niche markets, new product cycles or innovative new services. As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement, regardless of industry, in order to consistently outperform the broader market averages.

--------------------------------------------------------------------------------
                Growth Portfolio and Russell Midcap Growth Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                                    Growth          Russell Midcap
                  Date             Portfolio         Growth Index
                  ----             ---------         ------------

                01/01/98             10,000             10,000
                03/31/98             11,160             11,238
                06/30/98             11,691             11,232
                09/30/98             10,420              9,356
                12/31/98             13,114             11,834
                03/31/99             14,487             12,239
                06/30/99             15,102             13,514
                09/30/99             15,055             12,837
                12/31/99             23,652             17,904

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    RUSSELL
                                                                     MIDCAP
                                                                     GROWTH
                                                    GROWTH           INDEX
1 YEAR                                              80.36%           51.29%
INCEPTION                                           53.88%           33.91%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              63
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                               Year Ended        Year Ended
                                                December          December
                                                31, 1999          31, 1998

Net asset value, beginning of year           $        13.11     $        10.00

Income From Investment Operations
  Net investment loss                                 (0.06)             (0.05)
  Net gains and losses on securities
    (both realized and unrealized)                    10.50               3.16
                                             --------------     --------------

  Total from investment operations                    10.44               3.11

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                    (0.17)
  Distributions in excess of capital gains
  Returns of capital
                                             --------------     --------------

  Total distributions                                 (0.17)              0.00

Net asset value, end of year                 $        23.38     $        13.11
                                             ==============     ==============

Total Return (A)                                      80.36%             31.14%

Ratios to Average Net Assets:
  Expenses                                             0.96%              1.08%
  Net investment income                               (0.54%)            (0.47%)

Portfolio Turnover Rate                              326.19%            283.36%

Net Assets, At End of Year                   $   44,334,220     $   11,543,742

--------------------------------------------------------------------------------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


64
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--94.91%
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------
Advertising-1.87%
Getty Images, Inc.+                                        3,600      $  175,950
Omnicom Group, Inc.                                        4,000         400,000
Young & Rubicam, Inc.                                      3,600         254,700
                                                                      ----------
                                                                         830,650
                                                                      ----------

Banking-1.00%
Citigroup, Inc.                                            2,300         127,793
Northern Trust Corp.                                       3,000         159,000
UnionBanCal Corp.                                          4,000         157,750
                                                                      ----------
                                                                         444,543
                                                                      ----------

Broadcasting-5.35%
Clear Channel
  Communications, Inc.+                                    2,100         187,425
Comcast Corp.                                              4,000         202,250
Emmis Broadcasting Corp.+                                  6,000         747,843
Entercom
  Communications Corp.+                                    3,700         244,200
Infinity Broadcasting Corp.+                               8,750         316,641
Radio One, Inc.+                                           1,800         165,600
Univision
  Communications, Inc.+                                    5,000         510,938
                                                                      ----------
                                                                       2,374,897
                                                                      ----------

Commercial Services-0.45%
Paychex, Inc.                                              5,000         200,000
                                                                      ----------
                                                                         200,000
                                                                      ----------

Computer Equipment & Services-1.10%
Comverse Technology, Inc.+                                 1,500         217,125
Parametric Tech. Corp.+                                    2,500          67,656
RadiSys Corp.+                                             4,000         204,000
                                                                      ----------
                                                                         488,781
                                                                      ----------

Computer Information Systems-1.32%
i2 Technologies, Inc.+                                     3,000         585,000
                                                                      ----------
                                                                         585,000
                                                                      ----------

Computer Network-8.72%
Cisco Systems, Inc.+                                      20,100       2,153,213
Juniper Networks, Inc.+                                    3,000       1,020,000
Legato Systems, Inc.+                                      3,700         254,606
Redback Networks, Inc.+                                    1,800         319,500
Visual Networks, Inc.+                                     1,500         118,875
                                                                      ----------
                                                                       3,866,194
                                                                      ----------

Computer Software - Mainframe-5.57%
BroadVision, Inc+                                          4,800         816,300
Business Objects, SA, ADR+                                 4,700         628,037
Oracle Corp.+                                              4,000         448,250
Peregrine Systems, Inc.+                                   4,100         345,169
TIBCO Software, Inc.+                                      1,500         229,500
                                                                      ----------
                                                                       2,467,256
                                                                      ----------

Computer Software - Mini & Micro-13.01%
Agile Software Corp.+                                      1,600         347,575
Ariba, Inc.+                                               3,400         603,075
Check Point Software
  Technologies, Inc.+                                      1,000         198,750
Citrix Systems, Inc.+                                      4,000         492,000
Liberate Technologies, Inc.+                                 900         231,300
Mercury Interactive Corp.+                                 2,000         215,875
Microsoft Corp.+                                           2,200         256,850
Midway Games, Inc.+                                        8,000         191,500
Portal Software, Inc.+                                     2,500         257,188
Siebel Systems, Inc.+                                      4,000         336,000
Sun Microsystems, Inc.+                                   10,000         774,375
VERITAS Software Corp.+                                    9,000       1,288,125
Viant Corp.+                                                 200          19,800
Vignette Corp.+                                            3,400         554,200
                                                                      ----------
                                                                       5,766,613
                                                                      ----------

Consulting Services-0.64%
Sapient Corp.+                                             2,000         281,875
                                                                      ----------
                                                                         281,875
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              65
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------
Electrical Equipment-0.35%
C-COR.net Corp.+                                          2,000       $  153,250
                                                                      ----------
                                                                         153,250
                                                                      ----------

Electronic Components-1.37%
Flextronics International, Ltd.+                          1,800           82,800
Jabil Circuit, Inc.+                                      1,700          124,100
Sawtek, Inc.+                                             4,100          272,906
Xilinx, Inc.+                                             2,800          127,312
                                                                      ----------
                                                                         607,118
                                                                      ----------

Electronics-1.68%
Agilent Technologies, Inc.+                               6,000          463,875
Credence Systems Corp.+                                   1,000           86,500
Orbotech, Ltd.+                                           2,500          193,750
                                                                      ----------
                                                                         744,125
                                                                      ----------

Electronics - Semiconductors-3.76%
ASM Lithography Holding, N.V.+                              600           68,250
Applied Micro Circuits Corp.+                             4,900          623,525
PMC-Sierra, Inc.+                                         3,000          480,937
SDL, Inc.+                                                1,500          327,000
TriQuint Semiconductor, Inc.+                             1,500          166,875
                                                                      ----------
                                                                       1,666,587
                                                                      ----------

Forest Products & Paper-0.29%
Weyerhaeuser Co.                                          1,800          129,263
                                                                      ----------
                                                                         129,263
                                                                      ----------

Internet Services-9.99%
Akamai Technologies, Inc.+                                1,000          327,625
America Online, Inc.+                                     3,000          226,312
BEA Systems, Inc.+                                        7,000          489,563
CMGI, Inc.+                                               1,200          332,250
Exodus Communications, Inc.+                              5,000          444,063
InfoSpace.com, Inc.+                                      1,500          321,000
Proxicom, Inc.+                                           1,200          149,175
Scient Corp.+                                             1,200          103,725
VeriSign, Inc.+                                           8,000        1,527,500
VerticalNet, Inc.+                                        1,500          246,000
Yahoo!, Inc.+                                               600          259,612
                                                                      ----------
                                                                       4,426,825
                                                                      ----------

Investment Companies-0.52%
WEBS - Japan                                             14,000          228,375
                                                                      ----------
                                                                         228,375
                                                                      ----------

Marketing Services-0.86%
DoubleClick, Inc.+                                        1,500          379,594
                                                                      ----------
                                                                         379,594
                                                                      ----------

Medical - Biotechnology-4.97%
Chiron Corp.+                                             8,000          339,000
Enzon, Inc.+                                              4,700          203,862
Genentech, Inc.+                                          4,200          564,900
Human Genome Sciences, Inc.+                              3,500          534,188
Immunex Corp.+                                            1,300          142,350
Millennium Pharmaceuticals, Inc.+                         2,500          305,000
QIAGEN, N.V.+                                             1,500          113,250
                                                                      ----------
                                                                       2,202,550
                                                                      ----------

Medical Supplies-1.22%
PE Corp-PE Biosystems Group                               4,500          541,406
                                                                      ----------
                                                                         541,406
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


66
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                       Market
Company                                                    Shares       Value
--------------------------------------------------------------------------------
Oil & Gas Producers-0.86%
Kerr-McGee Corp.                                            4,000    $   248,000
Murphy Oil Corp.                                            2,300        131,963
                                                                     -----------
                                                                         379,963
                                                                     -----------

Oil & Gas Services & Equipment-3.06%
BJ Services Co.+                                           12,500        522,656
Cooper Cameron Corp.+                                       4,000        195,750
ENSCO International, Inc.                                  10,000        228,750
Key Energy Services, Inc.+                                 26,000        134,875
Pride International, Inc.+                                 10,200        149,175
R & B Falcon Corp.+                                         9,500        125,875
                                                                     -----------
                                                                       1,357,081
                                                                     -----------

Pharmaceutical-3.72%
MedImmune, Inc.+                                            6,000        995,250
Sepracor, Inc.+                                             3,700        366,994
Titan Pharmaceuticals, Inc.+                               15,000        285,000
                                                                     -----------
                                                                       1,647,244
                                                                     -----------

Retail Stores-5.46%
Dollar Tree Stores, Inc.+                                   5,000        242,187
Home Depot, Inc., The                                      13,500        925,594
Kohl's Corp.+                                              11,000        794,063
Lowe's Companies, Inc.                                      4,500        268,875
Pacific Sunwear of
  California, Inc.+                                         6,000        191,250
                                                                     -----------
                                                                       2,421,969
                                                                     -----------

Telecommunications - Equipment & Services-13.66%
Broadcom Corp.+                                             1,100        299,612
E-Tek Dynamics, Inc.+                                       6,000        807,750
General Instrument Corp.+                                   2,500        212,500
JDS Uniphase Corp.+                                        14,000      2,258,375
Lucent Technologies, Inc.                                   3,000        224,438
Nokia Oyj, SA, ADR                                          2,900        551,000
Nortel Networks Corp.                                       3,000        303,000
Polycom, Inc.+                                              1,500         95,531
QUALCOMM, Inc.+                                             4,800        845,400
Sycamore Networks, Inc.+                                    1,500        462,000
                                                                     -----------
                                                                       6,059,606
                                                                     -----------

Telecommunications - Integrated-2.09%
Broadwing, Inc.                                             5,000        184,375
NEXTLINK
  Communications, Inc.+                                     3,400        282,413
Primus Telecommunications
  Group, Inc.+                                              5,500        210,375
Telephone and Data
  Systems, Inc.                                             2,000        252,000
                                                                     -----------
                                                                         929,163
                                                                     -----------

Telecommunications - Wireless-2.02%
Sprint Corp. - PCS Group+                                   2,500        256,250
VoiceStream Wireless Corp.+                                 4,500        640,406
                                                                     -----------
                                                                         896,656
                                                                     -----------

  TOTAL COMMON STOCK
  (Cost $27,558,791)                                                  42,076,584

  TOTAL INVESTMENTS
  (Cost $27,558,791)                                        94.91%    42,076,584
Other assets, less liabilities                               5.09      2,257,636
                                                           ------    -----------

  TOTAL NET ASSETS                                         100.00%   $44,334,220
                                                           ======    ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              67
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

   "Value stocks are very compellingly priced compared to growth stocks, with valuation discrepancies between the two groups as wide as they have been in nearly three decades."

                                          --Brian S. Posner, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

                  --------------------------------------------

                                  FUND MANAGER
                       Credit Suisse Asset Management, LLC

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
                 primarily in a wide range of equity issues that
               may offer capital appreciation and current income.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $76,424,174

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       81

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     99.60%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BRIAN S. POSNER
                                Managing Director

o     Joined Credit Suisse in 1997

o     14 years industry experience

o     Previously with Fidelity Investments since 1987

o     Managed Fidelity Equity Income II from 4/92 to 12/96

o     M.B.A. from University of Chicago

o     B.A. from Northwestern University

--------------------------------------------------------------------------------


                                                                              69
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

Common Stock ........... 91.39%
Preferred Stock ........  0.45%
Cash ...................  8.16%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN EQUITIES                                                     PORTFOLIO++
--------------------------------------------------------------------------------
BP Amoco, ADR                                                         3.34%
Unisys Corp.                                                          2.81%
Exxon Mobil Corp.                                                     2.73%
SBC Communications, Inc.                                              2.64%
Comerica, Inc.                                                        2.47%
Bell Atlantic Corp.                                                   2.42%
Lehman Brothers
  Holdings, Inc.                                                      2.30%
Ford Motor Co.                                                        2.14%
Ingersoll-Rand Co.                                                    2.02%
Alcoa, Inc.                                                           1.98%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------
Oil & Gas - Integrated                                               10.54%
Retail Stores                                                         8.83%
Banking                                                               8.47%
Financial Services                                                    8.36%
Telecommunications -
  Integrated                                                          6.52%
Manufacturing                                                         5.38%
Food Products                                                         3.69%
Insurance                                                             3.66%
Computer Information
  Systems                                                             3.42%
Automotive Manufacturing                                              3.38%

               ++Represents market value of investments plus cash.

      The JPVF Growth & Income Portfolio posted a gain of 5.75% for 1999 vs. a gain of 7.78% for the Lipper Multi-Cap Value Index. (The Portfolio's return since Credit Suisse, formerly Warburg Pincus, assumed management on 8/31/97 was 17.81%)

      While value stocks had a lackluster fourth quarter, reflecting investors' strong appetite for growth stocks during the period, the asset class struggled during the third quarter as well, hindered by a clouded near-term picture for interest rates and other concerns, such as the dollar's volatility vs. the yen. (Throughout the fourth quarter of 1999, the Portfolio's performance was hampered by the market's overwhelming preference for growth-oriented companies and by weakness in certain areas, such as banking. During the third quarter, the Portfolio's performance reflected the overall market's difficulties - the Portfolio posted a loss of 8.01% for the three months ended 9/30/99 vs. a loss of 6.25% for the S&P 500 Index.)

      We made no material changes to the Portfolio during the last six months of 1999 in terms of basic strategy, notwithstanding the difficult backdrop for value stocks. Our focus remained on relatively inexpensive stocks of companies that we believe have improving prospects, due, e.g., to a restructuring, a new product or service or a more-supportive macroeconomic backdrop. In our view, such an approach stands to generate attractive returns over time, while potentially limiting overall portfolio volatility.

      With respect to sector and industry positioning, we made few noteworthy changes to the Portfolio, remaining well-diversified. We continued to have a modest overweighting in the energy sector, a bright spot for the Portfolio during this time, in terms of performance. Our focus here remained on multinational integrated oil companies that we believe have good potential for profit-margin improvements. Representative holdings included BP Amoco, the Portfolio's largest position at the end of the year, and Exxon Mobil. Both companies, in our view, will continue to enjoy "economy of scale" efficiencies arising from their recent merger activity.

      We also maintained a modest overweighting for the last six months of the year in both the financial-services and banks and savings & loans sectors. Our financial-services holdings contributed positively to the Portfolio's performance, though our bank stocks were hampered by fears of rising interest rates and general balance sheet concerns. We continue to have a favorable outlook on the financial area, and the Portfolio's financial holdings in particular, given the relatively low valuations on these stocks


70
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

compared to the broader market and these companies' potential to benefit from economic growth in the U.S. and abroad.

      We continued to have significant exposure to consumer stocks, including a modest overweighting in the retail sector. We maintained a mix of broadline retailers (e.g., Federated Department Stores), and more niche-type companies (e.g., Toys R Us). In general, our favorable outlook here is based on the group's reasonable valuations and the industry's continued improvements in inventory management.

      Elsewhere of note, we maintained an overweighting in the capital-equipment sector and held a smaller but still-meaningful position in the industrial manufacturing & processing sector. Our focus in these areas remained on companies offering significant "operating leverage" (i.e., companies that, due to excess capacity, could see a significant decline in per-unit costs as sales rise - and given current projections of global growth, we believe the sales prospects for many industrial/capital-goods companies will remain healthy). One industrial-type stock we have added during the fourth quarter was Tyco International, a diversified manufacturing and services company. We established the position after the stock declined on earnings uncertainties to a degree we deemed to be excessive.

      The rest of the Portfolio remained invested across a wide range of sectors on December 31, 1999, including telecommunications & equipment, computers and pharmaceuticals. We modestly increased our weighting in the last area during the fourth quarter, adding American Home Products and Aventis, a recently formed company spawned by the merger of Rhone Poulenc and Hoechst.

      Looking ahead to the next few months, we are optimistic regarding the prospects for the types of stocks held by the Portfolio, the Portfolio's clearly disappointing recent performance notwithstanding. On the whole, value stocks are very compellingly priced compared to growth stocks, with valuation discrepancies between the two groups as wide as they have been in nearly three decades. Any increased investor skittishness over growth stocks could, therefore, prompt investors to favorably reassess value stocks, to a potentially significant degree. Set within this environment, our focus will remain not on cheap stocks per say, but on those we deem to be fundamentally undervalued, given factors such as their underlying companies' balance sheet health and earnings prospects.

--------------------------------------------------------------------------------
                Growth and Income Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                                Growth & Income       S&P 500
                   Date            Portfolio           Index
                   ----            ---------           -----

                   5/1/92           10,000             10,000
                  6/30/92            9,696              9,958
                  9/30/92            9,824             10,272
                 12/31/92           10,820             10,787
                  3/31/93           11,276             11,256
                  6/30/93           11,300             11,310
                  9/30/93           11,895             11,598
                 12/31/93           12,436             11,867
                  3/31/94           12,070             11,420
                  6/30/94           11,996             11,470
                  9/30/94           12,248             12,031
                 12/31/94           11,910             12,028
                  3/31/95           12,871             13,195
                  6/30/95           14,352             14,451
                  9/30/95           15,496             15,596
                 12/31/95           15,908             16,532
                  3/31/96           16,489             17,512
                  6/30/96           17,365             18,399
                  9/30/96           17,639             19,074
                 12/31/96           19,548             20,767
                  3/31/97           19,874             20,860
                  6/30/97           22,999             24,494
                  9/30/97           25,028             26,326
                 12/31/97           25,200             27,079
                  3/31/98           28,197             30,849
                  6/30/98           28,530             31,864
                  9/30/98           24,440             28,701
                 12/31/98           28,384             34,802
                  3/31/99           28,195             36,534
                  6/30/99           32,628             39,105
                  9/30/99           30,015             36,663
                 12/31/99           30,016             42,118

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    GROWTH &                        S&P 500
                                    INCOME                           INDEX
1 YEAR                               5.75%                           21.04%
5 YEARS                             20.31%                           28.51%
INCEPTION                           15.41%                           20.62%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              71
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                             Year Ended       Year Ended       Year Ended         Year Ended       Year Ended
                                              December         December         December           December         December
                                              31, 1999         31, 1998         31, 1997           31, 1996         31, 1995
Net asset value, beginning of year          $     19.12      $     17.11      $     16.91        $     14.41      $     11.22

Income From Investment Operations
  Net investment income                            0.17             0.15             0.15               0.18             0.15
  Net gains and losses on securities
    (both realized and unrealized)                 0.92             2.01             4.67               3.12             3.62
                                            -----------      -----------      -----------        -----------      -----------
Total from investment operations                   1.09             2.16             4.82               3.30             3.77

Less Distributions to Shareholders
  Dividends from net investment income                             (0.15)           (0.15)             (0.18)           (0.15)
  Dividends in excess of net
    investment income
  Distributions from capital gains                (0.15)                            (4.21)             (0.62)           (0.29)
  Distributions in excess of capital gains                                          (0.26)                              (0.14)
  Returns of capital
                                            -----------      -----------      -----------        -----------      -----------

  Total distributions                             (0.15)           (0.15)           (4.62)             (0.80)           (0.58)

Net asset value, end of year                $     20.06      $     19.12      $     17.11        $     16.91      $     14.41
                                            ===========      ===========      ===========        ===========      ===========

Total Return (A)                                   5.75%           12.63%           28.92%             22.88%           33.58%

Ratios to Average Net Assets:
  Expenses                                         0.85%            0.86%            0.85%              0.88%            0.92%
  Net investment income                            0.89%            0.87%            1.03%              1.39%            1.50%

Portfolio Turnover Rate                           99.60%           66.19%          129.53%             35.69%           32.30%

Net Assets, At End of Year                  $76,424,174      $65,309,530      $39,678,076        $23,711,696      $13,126,023

--------------------------------------------------------------------------------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


72
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--91.46%
                                                                       Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Aerospace & Defense-0.98%
Honeywell International, Inc.                            13,000       $  749,938
                                                                      ----------
                                                                         749,938
                                                                      ----------

Automotive Manufacturing-3.38%
Ford Motor Co.                                           30,600        1,635,187
Navistar International Corp.+                            20,000          947,500
                                                                      ----------
                                                                       2,582,687
                                                                      ----------

Automotive Parts & Equipment-1.97%
Borg-Warner Automotive, Inc.                             11,200          453,600
Johnson Controls, Inc.                                   10,100          574,437
Meritor Automotive, Inc.                                 24,800          480,500
                                                                      ----------
                                                                       1,508,537
                                                                      ----------

Banking-8.48%
AmSouth Bancorporation                                   26,971          520,877
Chase Manhattan Corp.                                     5,000          388,438
Comerica, Inc.                                           40,400        1,886,175
Compass Bancshares, Inc.                                 30,300          676,069
Golden West Financial Corp.                              17,100          572,850
SunTrust Banks, Inc.                                      7,500          516,094
UnionBanCal Corp.                                        14,400          567,900
Wachovia Corp.                                           14,500          986,000
Wells Fargo Co.                                           9,000          363,937
                                                                      ----------
                                                                       6,478,340
                                                                      ----------

Beverages-0.37%
Anheuser-Busch Companies, Inc.                            3,950          279,956
                                                                      ----------
                                                                         279,956
                                                                      ----------

Building Materials-3.00%
American Standard
  Companies, Inc.+                                       27,200        1,247,800
USG Corp.                                                22,100        1,041,462
                                                                      ----------
                                                                       2,289,262
                                                                      ----------

Chemicals-1.78%
Aventis, SA, ADR                                         12,850          730,844
Ferro Corp.                                              28,650          630,300
                                                                      ----------
                                                                       1,361,144
                                                                      ----------

Commercial Services-1.17%
Harsco Corp.                                             28,200          895,350
                                                                      ----------
                                                                         895,350
                                                                      ----------

Computer Equipment & Services-1.28%
Hewlett-Packard Co.                                       8,600          979,863
                                                                      ----------
                                                                         979,863
                                                                      ----------

Computer Information Systems-3.42%
Reynolds & Reynolds Co.                                  20,800          468,000
Unisys Corp.+                                            67,200        2,146,200
                                                                      ----------
                                                                       2,614,200
                                                                      ----------

Electrical Equipment-0.55%
Emerson Electric Co.                                      7,350          421,706
                                                                      ----------
                                                                         421,706
                                                                      ----------

Financial Services-8.37%
Associates First Capital Corp.                           32,400          888,975
Countrywide Credit
  Industries, Inc.                                       27,500          694,375
Fannie Mae                                               11,200          699,300
Household International, Inc.                            21,200          789,700
Labranche & Co., Inc.+                                   19,800          252,450
Lehman Brothers Holdings, Inc.                           20,750        1,757,266
MBIA, Inc.                                                9,900          522,844
MGIC Investment Corp.                                    13,100          788,456
                                                                      ----------
                                                                       6,393,366
                                                                      ----------

Food Products-3.69%
General Mills, Inc.                                      30,700        1,097,525
Hershey Foods Corp.                                       9,600          456,000
Keebler Foods Co.+                                       45,000        1,265,625
                                                                      ----------
                                                                       2,819,150
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              73
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                   Shares         Value
--------------------------------------------------------------------------------
Healthcare-1.04%
Trigon Healthcare, Inc.+                                   26,950     $  795,025
                                                                      ----------
                                                                         795,025
                                                                      ----------

Insurance-3.66%
American General Corp.                                     10,500        796,688
PMI Group, Inc., The                                       15,275        745,611
Terra Nova Bermuda
  Holdings, Ltd., ADR                                      25,500        765,000
XL Capital, Ltd.                                            9,500        492,812
                                                                      ----------
                                                                       2,800,111
                                                                      ----------

Machinery-2.75%
Caterpillar, Inc.                                          11,900        560,044
Ingersoll-Rand Co.                                         28,000      1,541,750
                                                                      ----------
                                                                       2,101,794
                                                                      ----------

Manufacturing-5.39%
Eaton Corp.                                                 7,600        551,950
ITT Industries, Inc.                                       19,600        655,375
Minnesota Mining and
  Manufacturing Co.                                        14,500      1,419,187
Parker-Hannifin Corp.                                      15,400        790,213
Tyco International, Ltd.                                   18,000        699,750
                                                                      ----------
                                                                       4,116,475
                                                                      ----------

Medical Products-2.10%
Baxter International, Inc.                                 11,050        694,078
Becton, Dickinson and Co.                                  34,000        909,500
                                                                      ----------
                                                                       1,603,578
                                                                      ----------

Mining & Metals - Ferrous & Nonferrous-1.98%
Alcoa, Inc.                                                18,284      1,517,572
                                                                      ----------
                                                                       1,517,572
                                                                      ----------

Office Equipment-0.70%
Pitney Bowes, Inc.                                         11,100        536,269
                                                                      ----------
                                                                         536,269
                                                                      ----------

Oil & Gas - Integrated-10.54%
Amerada Hess Corp.                                         19,300      1,095,275
BP Amoco, ADR                                              43,020      2,551,623
Exxon Mobil Corp.                                          25,900      2,086,569
Royal Dutch
  Petroleum Co., ADR                                       16,100        973,044
Total Fina, SA, ADR                                        19,500      1,350,375
                                                                      ----------
                                                                       8,056,886
                                                                      ----------

Oil & Gas Producers-1.63%
Devon Energy Corp.                                         23,100        759,412
Union Pacific Resources
  Group, Inc.                                              37,900        483,225
                                                                      ----------
                                                                       1,242,637
                                                                      ----------

Oil & Gas Services & Equipment-1.72%
Pride International, Inc.+                                 34,400        503,100
R & B Falcon Corp.+                                        61,200        810,900
                                                                      ----------
                                                                       1,314,000
                                                                      ----------

Pharmaceutical-2.82%
American Home Products Corp.                               12,300        485,081
Eli Lilly and Co.                                          17,800      1,183,700
Pharmacia & Upjohn, Inc.                                   10,900        490,500
                                                                      ----------
                                                                       2,159,281
                                                                      ----------

Publishing & Printing-1.31%
New York Times Co., The                                    20,400      1,002,150
                                                                      ----------
                                                                       1,002,150
                                                                      ----------

Railroad-0.44%
Burlington Northern
  Sante Fe Corp.                                           13,800        334,650
                                                                      ----------
                                                                         334,650
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


74
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--continued
                                                                        Market
Company                                                   Shares         Value
--------------------------------------------------------------------------------
Retail Stores-8.84%
Federated Department
  Stores, Inc.+                                           22,600      $1,142,712
Gap, Inc., The                                             6,700         308,200
May Department Stores Co., The                            44,250       1,427,062
Payless ShoeSource, Inc.+                                  6,100         286,700
Ross Stores, Inc.                                         63,000       1,130,063
Safeway, Inc.+                                            18,700         665,019
TJX Companies, Inc., The                                  46,600         952,388
Toys "R" Us, Inc.+                                        58,700         840,144
                                                                      ----------
                                                                       6,752,288
                                                                      ----------

Telecommunications - Integrated-6.53%
AT&T Corp.                                                22,100       1,121,575
Bell Atlantic Corp.                                       30,018       1,847,983
SBC Communications, Inc.                                  41,408       2,018,640
                                                                      ----------
                                                                       4,988,198
                                                                      ----------

Utilities - Electric & Gas-1.57%
Allegheny Energy, Inc.                                    17,100         460,631
American Electric Power
  Co., Inc.                                                9,500         305,188
Illinova Corp.                                            12,500         434,375
                                                                      ----------
                                                                       1,200,194
                                                                      ----------

  TOTAL COMMON STOCK
  (Cost $67,018,239)                                                  69,894,607
                                                                      ----------

  +Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK--0.45%
                                                                        Market
Company                                                   Shares         Value
--------------------------------------------------------------------------------
Real Estate-0.45%
Equity Residential Properties
  Trust, Series G, 7.250%                                 17,400     $   343,650
                                                                     -----------
                                                                         343,650
                                                                     -----------

  TOTAL PREFERRED STOCK
  (Cost $433,016)                                                        343,650
                                                                     -----------

  TOTAL INVESTMENTS
  (Cost $67,451,255)                                       91.91%     70,238,257
Other assets, less liabilities                              8.09       6,185,917
                                                          ------     -----------

  TOTAL NET ASSETS                                        100.00%    $76,424,174
                                                          ======     ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              75
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

"While the Portfolio experienced many strong performers, our fixed-income positions came under pressure due to the backup in interest rates."

                                        --Blaine P. Rollins, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

                  --------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                      To seek reasonable current income and
                      long-term capital growth, consistent
                          with conservation of capital.

                  --------------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $53,313,418

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       85

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     237.64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------
                               BLAINE P. ROLLINS,
                                       CFA

o     Joined Janus in 1990

o     Over 10 years of professional investment experience

o     B.S. in finance from University of Colorado

o     Chartered Financial Analyst

--------------------------------------------------------------------------------


                                                                              77
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Preferred Stock ...............   11.91%
Corporate Bonds ...............   30.67%
Government & Agency Obligations   12.43%
Cash ..........................    3.52%
Common Stock ..................   41.47%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     PORTFOLIO++
--------------------------------------------------------------------------------

U.S. Treasury Note,
  5.875%, due 11/15/04                                                7.86%
Royal Caribbean, Series A,
  7.250%, Preferred                                                   4.34%
General Electric Co.                                                  3.46%
Houston Industries, Inc.,
  7.000%, Preferred                                                   3.11%
Viacom, Inc., Class B                                                 2.66%
U.S. Treasury Note,
  6.000%, due 08/15/09                                                2.32%
U.S. Treasury Note,
  5.875%, due 11/30/01                                                2.24%
Nokia Oyj, SA, ADR                                                    2.23%
IBM, 5.375%, due 02/01/09                                             1.98%
Viacom, Inc., 7.750%,
  due 06/01/05                                                        1.90%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   PORTFOLIO++
--------------------------------------------------------------------------------

Broadcasting                                                         15.94%
U.S. Treasury Bills,
  Bonds, and Notes                                                   12.43%
Telecommunications -
  Wireless                                                            9.62%
Entertainment & Leisure                                               5.97%
Retail Stores                                                         5.77%
Computer Equipment &
  Services                                                            4.65%
Multimedia                                                            4.56%
Financial Services                                                    4.22%
Telecommunications -
  Equipment & Services                                                3.93%
Internet Services                                                     3.49%

            ++Represents market value of investments plus cash.

      Thanks to a strong rally in technology stocks, domestic equities overcame a steady rise in long-term yields and additional Federal Reserve rate increases to close out an unprecedented fifth straight year of 20%-plus returns. Against this backdrop, the JPVF Balanced Portfolio performed exceptionally well, dramatically outperforming the Balanced Index.

      While the Portfolio enjoyed broad-based gains, exceptional results from our media and telecommunications holdings bolstered our returns. Thanks to strong advertising revenues from "dot.com" companies and millennium-related spending, our positions in Viacom and AT&T Liberty Media surged ahead. Investor appreciation of the cable industry's pending introduction of video-on-demand provided an additional tailwind for these positions, which rallied as the market came to recognize the rich value of their respective media libraries.

      We also experienced robust gains from Nokia as the company continues to solidify its position as the global leader for wireless handsets. Investors grew increasingly excited about the prospects for wireless data transmissions, which further supports an already compelling growth picture. Additionally, our


78
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

position in Texas Instruments moved ahead. Texas Instruments, a leading semiconductor manufacturer, also benefited from exceptional mobile handset sales. Texas Instrument's digital signal processor chips will power roughly two-thirds of the nearly 300 million mobile handsets sold in 1999, and this trend should increase in the future.

      While the Portfolio experienced many strong performers, our fixed-income positions came under pressure due to the backup in interest rates. However, we've reduced the Portfolio's maturity in hopes of decreasing interest risk over the near term.

      Looking ahead, robust U.S. economic growth may prompt further tightening by the Federal Reserve. However, it's business as usual here at Janus. Whether we're researching equities, bonds, or hybrids such as convertible securities, first and foremost, we focus on companies. By constantly searching for exceptional franchises with outstanding products or services, and visionary management teams, we can invest confidently, regardless of what the future holds.

--------------------------------------------------------------------------------
           Balanced Portfolio, S&P 500 Index and Balanced Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                         Balanced            S&P 500              Balanced
       Date              Portfolio            Index               Benchmark
       ----              ---------            -----               ---------

       5/1/92              10,000             10,000               10,099
      6/30/92              10,081              9,958               10,070
      9/30/92              10,467             10,272               10,406
     12/31/92              10,847             10,787               10,712
      3/31/93              11,379             11,256               11,133
      6/30/93              11,526             11,310               11,275
      9/30/93              11,856             11,598               11,545
     12/31/93              11,852             11,867               11,705
      3/31/94              11,654             11,420               11,352
      6/30/94              11,550             11,470               11,349
      9/30/94              11,698             12,031               11,690
     12/31/94              11,694             12,028               11,720
      3/31/95              12,186             13,195               12,572
      6/30/95              12,848             14,451               13,518
      9/30/95              13,481             15,596               14,221
     12/31/95              14,308             16,532               14,925
      3/31/96              14,377             17,512               15,292
      6/30/96              14,850             18,399               15,721
      9/30/96              15,163             19,074               16,112
     12/31/96              15,819             20,767               17,040
      3/31/97              15,663             20,860               17,280
      6/30/97              17,218             24,494               19,185
      9/30/97              18,243             26,326               20,225
     12/31/97              18,402             27,079               21,383
      3/31/98              19,856             30,849               23,169
      6/30/98              20,162             31,864               23,808
      9/30/98              18,914             28,701               22,892
     12/31/98              21,667             34,802               25,625
      3/31/99              21,830             36,534               26,309
      6/30/99              23,440             39,105               27,175
      9/30/99              22,766             36,663               26,433
     12/31/99              26,490             42,118               28,421

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                   S&P 500           BALANCED
                                  BALANCED          INDEX          BENCHMARK(1)
1 YEAR                             22.26%           21.04%           10.91%
5 YEARS                            17.77%           28.51%           17.46%
INCEPTION                          13.54%           20.62%           12.25%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500 Index and the Balanced Benchmark are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) Effective May 1, 1999, the weighting of the Balanced Benchmark has been changed. The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through December 31, 1999. This change in the Balanced Benchmark better represents the investment style of the Portfolio after the change of Portfolio management.


79
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                            Year Ended        Year Ended        Year Ended       Year Ended         Year Ended
                                             December          December          December         December           December
                                             31, 1999          31, 1998          31, 1997         31, 1996           31, 1995
Net asset value, beginning of year          $     12.71      $     11.75        $     12.07      $     11.91        $     10.62

Income From Investment Operations
 Net investment income                             0.31             0.24               0.30             0.26               0.37
 Net gains and losses on securities
   (both realized and unrealized)                  2.47             1.84               1.60             0.99               1.99
                                            -----------      -----------        -----------      -----------        -----------

 Total from investment operations                  2.78             2.08               1.90             1.25               2.36

Less Distributions to Shareholders
 Dividends from net investment income                              (0.24)             (0.30)           (0.26)             (0.37)
 Dividends in excess of net
   investment income
 Distributions from capital gains                 (0.22)           (0.88)             (1.64)           (0.83)             (0.70)
 Distributions in excess of capital gains                                             (0.28)
 Returns of capital
                                            -----------      -----------        -----------      -----------        -----------

 Total distributions                              (0.22)           (1.12)             (2.22)           (1.09)             (1.07)

Net asset value, end of year                $     15.27      $     12.71        $     11.75      $     12.07        $     11.91
                                            ===========      ===========        ===========      ===========        ===========

Total Return (A)                                  22.26%           17.74%             16.33%           10.56%             22.35%

Ratios to Average Net Assets:
 Expenses                                          0.97%            0.94%              0.97%            0.97%              0.99%
 Net investment income                             2.49%            2.08%              2.60%            2.20%              3.20%

Portfolio Turnover Rate                          237.64%          247.07%            254.04%          222.35%            164.70%

Net Assets, At End of Year                  $53,313,418      $35,113,754        $22,637,577      $18,256,430        $14,532,268

--------------------------------------------------------------------------------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


80
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--41.39%
                                                                        Market
Company                                                     Shares       Value
--------------------------------------------------------------------------------

Banking-1.42%
Bank of New York
  Company, Inc., The                                         6,380    $  255,200
Citigroup, Inc.                                              9,040       502,285
                                                                      ----------
                                                                         757,485
                                                                      ----------

Broadcasting-6.54%
AT&T Corp. - Liberty
  Media Group+                                              17,550       995,963
Comcast Corp.                                               19,040       962,710
Hispanic Broadcasting
  Corp., Class A+                                            5,610       517,347
Infinity Broadcasting Corp.+                                17,175       621,520
Univision Communications, Inc.+                              3,825       390,867
                                                                      ----------
                                                                       3,488,407
                                                                      ----------

Commercial Services-0.49%
Paychex, Inc.                                                6,502       260,080
                                                                      ----------
                                                                         260,080
                                                                      ----------

Computer Equipment & Services-1.78%
EMC Corp./Mass+                                              8,695       949,929
                                                                      ----------
                                                                         949,929
                                                                      ----------

Computer Network-1.74%
Cisco Systems, Inc.+                                         8,670       928,774
                                                                      ----------
                                                                         928,774
                                                                      ----------

Computer Software - Mini & Micro-1.92%
Phone.com, Inc.+                                             1,465       169,848
Sun Microsystems, Inc.+                                     11,000       851,813
                                                                      ----------
                                                                       1,021,661
                                                                      ----------

Diversified Operations-3.45%
General Electric Co.                                        11,895     1,840,751
                                                                      ----------
                                                                       1,840,751
                                                                      ----------

Electronic Components-1.15%
Linear Technology Corp.                                      3,690       264,066
Maxim Integrated Products, Inc.+                             7,400       349,187
                                                                      ----------
                                                                         613,253
                                                                      ----------

Electronics-0.32%
Gemstar International
  Group, Ltd.+                                               2,420       172,425
                                                                      ----------
                                                                         172,425
                                                                      ----------

Electronics - Semiconductors-1.09%
Texas Instruments, Inc.                                      6,000       581,250
                                                                      ----------
                                                                         581,250
                                                                      ----------

Entertainment & Leisure-0.55%
SFX Entertainment, Inc.+                                     8,035       290,766
                                                                      ----------
                                                                         290,766
                                                                      ----------

Financial Services-1.60%
American Express Co.                                         1,665       276,806
Charles Schwab Corp., The                                   14,985       575,050
                                                                      ----------
                                                                         851,856
                                                                      ----------

Food Service & Restaurants-0.40%
McDonald's Corp.                                             5,295       213,455
                                                                      ----------
                                                                         213,455
                                                                      ----------

Insurance-2.35%
American International
  Group, Inc.                                                3,660       395,738
Prudential Corp., PLC                                       43,605       857,342
                                                                      ----------
                                                                       1,253,080
                                                                      ----------

Internet Services-0.97%
VeriSign, Inc.+                                              2,715       518,395
                                                                      ----------
                                                                         518,395
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              81
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED
                                                                        Market
Company                                                     Shares       Value
--------------------------------------------------------------------------------

Medical - Biotechnology-1.75%
Genentech, Inc.+                                             6,920    $  930,740
                                                                      ----------
                                                                         930,740
                                                                      ----------

Multimedia-2.65%
Viacom, Inc., Class B+                                      23,415     1,415,144
                                                                      ----------
                                                                       1,415,144
                                                                      ----------

Pharmaceutical-1.24%
King Pharmaceuticals, Inc.+                                  7,850       440,091
Schering-Plough Corp.                                        5,270       222,328
                                                                      ----------
                                                                         662,419
                                                                      ----------

Retail Stores-3.55%
Costco Wholesale Corp.+                                      2,960       270,100
Home Depot, Inc., The                                       13,556       929,399
Staples, Inc.+                                              11,350       235,512
Wal-Mart Stores, Inc.                                        6,600       456,225
                                                                      ----------
                                                                       1,891,236
                                                                      ----------

Telecommunications - Equipment & Services-2.70%
Lucent Technologies, Inc.                                    3,345       250,248
Nokia Oyj, SA, ADR                                           6,250     1,187,500
                                                                      ----------
                                                                       1,437,748
                                                                      ----------

Telecommunications - Integrated-1.11%
Telefonica, SA+                                             22,076       548,747
Telefonica, SA, ADR+                                           555        43,741
                                                                      ----------
                                                                         592,488
                                                                      ----------

Telecommunications - Wireless-2.62%
Nextel Communications, Inc.+                                 7,900       814,687
Sprint Corp. - PCS Group+                                    5,655       579,638
                                                                      ----------
                                                                       1,394,325
                                                                      ----------

  TOTAL COMMON STOCK
  (Cost $15,761,107)                                                  22,065,667
                                                                      ----------

--------------------------------------------------------------------------------
PREFERRED STOCK--11.89%
                                                                        Market
Company                                                     Shares       Value
--------------------------------------------------------------------------------

Broadcasting-2.55%
Comcast Corp., 2.000%,
  due 10/15/29+                                           7,900          783,087
Cox Communications, Inc.,
  7.000%, due 08/16/02                                    8,500          578,000
                                                                      ----------
                                                                       1,361,087
                                                                      ----------

Entertainment & Leisure-4.34%
Royal Caribbean Cruises, Ltd.,
  Series A, 7.250%, due 02/17/00                         15,400        2,310,000
                                                                      ----------
                                                                       2,310,000
                                                                      ----------

Telecommunications - Wireless-1.89%
Omnipoint Corp., 7.000%                                   5,120        1,009,280
                                                                      ----------
                                                                       1,009,280
                                                                      ----------

Utilities - Electric & Gas-3.11%
Houston Industries, Inc.,
  7.000%, due 07/01/00                                   13,745        1,656,273
                                                                      ----------
                                                                       1,656,273
                                                                      ----------

  TOTAL PREFERRED STOCK
  (Cost $4,955,204)                                                    6,336,640
                                                                      ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE BONDS--3.14 %
                                                        Principal       Market
Company                                                   Value          Value
--------------------------------------------------------------------------------

Advertising-0.69%
Lamar Advertising Co.,
  5.250%, due 09/15/06                                 $250,000       $  365,625
                                                                      ----------
                                                                         365,625
                                                                      ----------

Broadcasting-1.00%
Telewest Communications, PLC,
  Series 144A, 5.250%,
  due 02/19/07                                          287,000          530,236
                                                                      ----------
                                                                         530,236
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


82
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CONVERTIBLE BONDS--CONTINUED
                                                       Principal      Market
Company                                                  Value         Value
--------------------------------------------------------------------------------

Internet Services-0.90%
BEA Systems, Inc.,
  Series 144A, 4.000%,
  due 12/15/06                                       $  115,000       $  134,694
Exodus Communications, Inc.,
  Series 144A, 4.750%,
  due 07/15/08                                          250,000          346,562
                                                                      ----------
                                                                         481,256
                                                                      ----------

Telecommunications - Wireless-0.55%
Nextel Communications, Inc.,
  Series 144A, 4.750%,
  due 07/01/07                                          130,000          294,938
                                                                      ----------
                                                                         294,938
                                                                      ----------

  TOTAL CONVERTIBLE BONDS
  (Cost $1,258,023)                                                    1,672,055
                                                                      ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS--27.19 %
                                                         Principal      Market
Company                                                    Value        Value
--------------------------------------------------------------------------------

Banking-0.09%
Firstar Bank, NA, 7.125%,
  due 12/01/09                                         $ 50,000       $   48,365
                                                                      ----------
                                                                          48,365
                                                                      ----------

Beverages-1.70%
Anheuser-Busch Co., Inc.,
  5.375%, due 09/15/08                                  500,000          440,389
Coca-Cola Enterprises, Inc.,
  7.125%, due 09/30/09                                  475,000          465,459
                                                                      ----------
                                                                         905,848
                                                                      ----------

Broadcasting-5.82%
AT&T Corp. - Liberty Media
  Group, 7.875%,
  due 07/15/09                                             275,000       274,207
Charter Communications
  Holdings, LLC, Series 144A,
  8.625%, due 04/01/09                                     560,000       520,100
Cox Communications, Inc.,
  7.000%, due 08/15/01                                     300,000       299,424
Cox Communications, Inc.,
  7.500%, due 08/15/04                                     330,000       331,872
Cox Communications, Inc.,
  7.750%, due 08/15/06                                     250,000       252,612
Falcon Holdings Group, LP,
  Series B, 8.325%,
  due 04/15/10                                             750,000       760,313
MediaComm, LLC,
  Series 144A, 7.875%,
  due 02/15/11                                             750,000       663,750
                                                                      ----------
                                                                       3,102,278
                                                                      ----------

Chemicals-0.28%
E.I. du Pont de Nemours
  & Co., 6.750%,
  due 10/15/04                                             150,000       148,129
                                                                      ----------
                                                                         148,129
                                                                      ----------

Computer Equipment & Services-2.86%
Dell Computer Corp., 6.550%,
  due 04/15/08                                             500,000       469,219
International Business
  Machines Corp., 5.375%,
  due 02/01/09                                           1,200,000     1,056,144
                                                                      ----------
                                                                       1,525,363
                                                                      ----------

Computer Software - Mini & Micro-0.19%
Sun Microsystems, Inc.,
  7.650%, due 08/15/09                                     100,000       100,333
                                                                      ----------
                                                                         100,333
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              83
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                         Principal      Market
Company                                                    Value        Value
--------------------------------------------------------------------------------

Cosmetics & Personal Care-0.18%
Proctor & Gamble Co.,
  5.250%, due 09/15/03                                 $   100,000   $    95,000
                                                                     -----------
                                                                          95,000
                                                                     -----------

Entertainment & Leisure-1.09%
Royal Caribbean Cruises, Ltd.,
  7.000%, due 10/15/07                                     615,000       577,389
                                                                     -----------
                                                                         577,389
                                                                     -----------

Financial Services-2.34%
Ford Motor Credit, 5.800%,
  due 01/12/09                                             600,000       533,400
General Motors Acceptance
  Corp., 5.850%,
  due 01/14/09                                             800,000       713,264
                                                                     -----------
                                                                       1,246,664
                                                                     -----------

Internet Services-1.60%
Exodus Communications, Inc.,
  11.250%, due 07/01/08                                    500,000       518,750
PSINet, Inc., Series 144A,
  11.000%, due 08/01/09                                    325,000       336,375
                                                                     -----------
                                                                         855,125
                                                                     -----------

Medical - Biotechnology-0.43%
Monsanto Co., Series 144A,
  5.375%, due 12/01/05                                     250,000       230,383
                                                                     -----------
                                                                         230,383
                                                                     -----------

Multimedia-1.90%
Viacom, Inc., 7.750%,
  due 06/01/05                                           1,000,000     1,011,970
                                                                     -----------
                                                                       1,011,970
                                                                     -----------

Retail Stores-2.21%
Wal-Mart Stores, Inc.,
  6.150%, due 08/10/01                                     400,000       397,242
Wal-Mart Stores, Inc.,
  6.550%, due 08/10/04                                     300,000       295,322
Wal-Mart Stores, Inc.,
  6.875%, due 08/10/09                                     500,000       487,569
                                                                     -----------
                                                                       1,180,133
                                                                     -----------

Telecommunications - Equipment & Services-1.22%
Lucent Technologies, Inc.,
  5.500%, due 11/15/08                                     600,000       534,102
Metromedia Fiber Network,
  Inc., 10.000%, due 12/15/09                              115,000       118,450
                                                                     -----------
                                                                         652,552
                                                                     -----------

Telecommunications - Integrated-0.74%
360 Communications Co.,
  7.500%, due 03/01/06                                     125,000       125,977
AT&T Corp., 6.000%,
  due 03/15/09                                             300,000       270,375
                                                                     -----------
                                                                         396,352
                                                                     -----------

Telecommunications - Wireless-4.54%
Airtouch Communications, Inc.,
  6.650%, due 05/01/08                                     600,000       566,458
Nextel Communications, Inc.,
  9.750%, due 08/15/04                                     563,000       582,705
Nextel Communications, Inc.,
  9.375%, due 11/15/09                                     720,000       709,200
VoiceStream Wireless Corp.,
  Series 144A, 10.375%,
  due 11/15/09                                             545,000       564,075
                                                                     -----------
                                                                       2,422,438
                                                                     -----------

  TOTAL CORPORATE BONDS
  (Cost $14,974,703)                                                  14,498,322
                                                                     -----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


84
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
FOREIGN BONDS--0.28%
                                                     Principal        Market
Company                                                Value          Value
--------------------------------------------------------------------------------

Financial Services-0.28%
HSBC Holdings, PLC,
  7.500%, due 07/15/09                           $     150,000     $     148,186
                                                                   -------------
                                                                         148,186
                                                                   -------------

  TOTAL FOREIGN BONDS
  (Cost $153,435)                                                        148,186
                                                                   -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--12.40%
                                                     Principal        Market
Company                                                Value          Value
--------------------------------------------------------------------------------

U.S. Treasury Bills, Bonds, and Notes-12.40%
U.S. Treasury Note, 5.875%,
  due 11/30/01                                   $   1,200,000     $   1,192,876
U.S. Treasury Note, 5.875%,
  due 11/15/04                                       4,265,000         4,183,700
U.S. Treasury Note, 6.000%,
  due 08/15/09                                       1,275,000         1,235,555
                                                                   -------------
                                                                       6,612,131
                                                                   -------------

  TOTAL GOVERNMENT &
  AGENCY OBLIGATIONS
  (Cost $6,737,633)                                                    6,612,131
                                                                   -------------

  TOTAL INVESTMENTS
  (Cost $43,840,105)                                     96.29%       51,333,001
Other assets, less liabilities                            3.71         1,980,417
                                                        ------     -------------

  TOTAL NET ASSETS                                      100.00%    $  53,313,418
                                                        ======     =============

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              85
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

"The high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace."

                                    --Bernard A. Scozzafava, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

                  --------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

                  --------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To seek a high level of income by investing
                     primarily in corporate obligations with
                    emphasis on higher-yielding, higher risk,
                       lower-rated or unrated securities.

                  --------------------------------------------

                            NET ASSETS AS OF 6/30/99
                                   $9,401,814

                  --------------------------------------------

                               NUMBER OF HOLDINGS
                                       199

                  --------------------------------------------

                               PORTFOLIO TURNOVER
                                     43.44%

                  --------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    7.5 years

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------
                               BERNARD SCOZZAFAVA
                                 Vice President

o     Joined MFS in 1989

o     M.S. from Massachusetts Institute of Technology

o     Graduate of Hamilton College
--------------------------------------------------------------------------------


                                                                              87
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Corporate Bonds ........ 93.41%
Common Stock ...........  0.31%
Preferred Stock ........  1.87%
Rights and Warrants ....  0.93%
Cash ...................  3.48%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    PORTFOLIO++
--------------------------------------------------------------------------------

BBB                                                                     1.67%
BB                                                                      7.57%
B                                                                      71.35%
CCC                                                                     8.71%
D                                                                       0.21%
Not Rated                                                               3.90%
Cash                                                                    3.48%

--------------------------------------------------------------------------------
                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     PORTFOLIO++
--------------------------------------------------------------------------------

Colt Telecom Group, Step,
   0.000%, due 12/15/06                                                 1.17%
American Standard Co.,
   7.375%, due 02/01/08                                                 1.16%
Esat Telecom, B, 11.875%,
   due 12/01/08                                                         1.12%
NTL, Inc., B, Step, 0.000%,
   due 04/01/08                                                         1.08%
Ono Finance, PLC, 13.000%,
   due 05/01/09                                                         1.08%
Huntsman ICI, 144A,
  10.125%, due 07/01/09                                                 1.04%
Time Warner Telecom,
  9.750%, due 07/15/08                                                  1.04%
Riverwood Int'l Corp.,
  10.250%, due 04/01/06                                                 1.02%
United Pan-Europe, B,
  10.875%, due 08/01/09                                                 1.02%
TeleWest Comm., PLC,
  9.625%, due 10/01/06                                                  1.02%

               ++Represents market value of investments plus cash.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

      For the year ended December 31, 1999, the JPVF High Yield Bond Portfolio provided a total return of 4.79%, which compares to a return of 2.39% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and to 4.00% for the Lipper High Yield Bond Fund Index. For the six months ended December 31, the Portfolio provided a total return of 0.09%, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges. This result compares to a return of -1.14% for the Lehman Brothers High Yield Bond Index, an unmanaged index of non-investment-grade corporate debt. Over the same period, the Lipper High Yield Bond Fund Index returned -0.30%. Lipper Mutual Fund indices are unmanaged net-asset-value weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

      While many high-yield companies benefited from improved operating results in 1999, the market's overall performance for the year was lackluster. Heavy new issuance of high-yield bonds and a rise in the default rate exerted downward pressure on the prices of existing bonds. The increase in credit problems was largely due to the effects that soft oil prices and Medicare reform had on companies in the energy and health care industries, respectively.

      While performance for most of the year was indeed lackluster, the high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace.

      Compared to its benchmarks, the Portfolio performed relatively well this year. Our team held firm to the belief that avoiding mistakes is just as important as picking the best investments. That's why MFS Original Research(R) and depth of professional experience remained so critically important to the Portfolio's relative success.

      Our time-tested experience in the high-yield bond arena was also critical to


88
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

our ability to steer clear of trouble spots and avoid bankruptcies in various sectors of the economy. Years of observing the dynamics in energy and health care, for example, enabled us to anticipate, as well as avoid, the problems that ultimately plagued these industries.

      The Portfolio's performance benefited from an increased overweighting in the telecommunications sector, which remains one of the best performing sectors in the high-yield market. Deregulation, both here in the United States and in Europe, has contributed to the exceptional growth in new telecommunication networks, many of which have been financed with high-yield bonds. We continue to favor facility-based operators which are experiencing strong customer demand, in part due to the explosion of Internet traffic. The telecom sector has benefited from consolidation as well as equity investments from outside the industry. We invested in the debt of such telecom companies as MetroNet and Nextel. MetroNet, a competitive local exchange company (CLEC) in Canada, saw its bonds appreciate after announcing its merger with AT&T of Canada, an investment-grade company with better financial resources. Our position in Nextel Communications rose in value after Microsoft announced its $600 million investment in the company.

      Our second largest exposure was in media, a highly defensive industry. Core holdings included cable television and radio entities such as Charter Communication, one of the fastest growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

      Given the optimistic outlook for continued growing corporate earnings in 2000, as well as the higher yield levels available in the market today, we believe that high-yield bonds remain an attractive asset class.

--------------------------------------------------------------------------------
        High Yield Bond Portfolio and Lehman Bros. High Yield Bond Index
              Comparison of Change in Value of $10,000 Investment.
--------------------------------------------------------------------------------

[The following table was represented as a line chart in the printed material.]

                               High Yield        Lehman Bros.
              Date           Bond Portfolio       High Yield
              ----           --------------       ----------

              1/1/98             10,000             10,000
             1/31/98             10,195             10,180
             2/28/98             10,160             10,240
             3/31/98             10,289             10,336
             4/30/98             10,310             10,377
             5/31/98             10,346             10,413
             6/30/98             10,387             10,450
             7/31/98             10,513             10,510
             8/31/98              9,722              9,930
             9/30/98              9,640              9,975
            10/31/98              9,430              9,770
            11/30/98             10,094             10,176
            12/31/98             10,089             10,187
             3/31/99             10,537             10,375
             6/30/99             10,470             10,410
             9/30/99             10,338             10,263
            12/31/99             10,572             10,430

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                    LEHMAN
                                                                  BROS. HIGH
                                       HIGH                       YIELD BOND
                                       YIELD                         INDEX
1 YEAR                                 4.79%                         2.39%
INCEPTION                              2.83%                         2.13%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Bros. High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Port folio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Bros. High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.


                                                                              89
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 Year Ended        Year Ended
                                                  December          December
                                                  31, 1999          31, 1998

Net asset value, beginning of year             $        9.49     $       10.00

Income From Investment Operations
 Net investment income                                  0.75              0.60
 Net gains and losses on securities
   (both realized and unrealized)                      (0.30)            (0.51)
                                               -------------     -------------

 Total from investment operations                       0.45              0.09

Less Distributions to Shareholders
 Dividends from net investment income                  (0.75)            (0.60)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
 Returns of capital
                                               -------------     -------------

 Total distributions                                   (0.75)            (0.60)

 Net asset value, end of year                  $        9.19     $        9.49
                                               =============     =============

 Total Return (A)                                       4.79%             0.89%

 Ratios to Average Net Assets:
   Expenses                                             1.15%             1.24%
   Net investment income                                7.58%             7.85%

 Portfolio Turnover Rate                               43.44%            84.21%

 Net Assets, At End of Year                    $   9,401,814     $   7,968,843

--------------------------------------------------------------------------------
(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.


90
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCK--0.33%
                                                                      Market
Company                                               Shares          Value
--------------------------------------------------------------------------------

  Telecommunications - Wireline-0.33%
  Viatel, Inc.+                                         575         $    30,834
                                                                    -----------
                                                                         30,834
                                                                    -----------

    TOTAL COMMON STOCK
    (Cost $4,841)                                                        30,834
                                                                    -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK--1.98%
                                                                       Market
Company                                               Shares           Value
--------------------------------------------------------------------------------

Publishing & Printing-0.60% .
Primedia, Inc., Series H, 8.625%,
  due 04/01/10                                          650         $     56,713
                                                                    ------------
                                                                          56,713
                                                                    ------------

Telecommunications - Equipment & Services-0.43%
Global Crossing, Ltd., 10.500%,
  due 12/01/08                                          400               40,300
                                                                    ------------
                                                                          40,300
                                                                    ------------

Telecommunications - Wireless-0.95%
Crown Castle International Corp.,
  12.750%, due 12/15/10                                  57               58,743
Rural Cellular Corp., Series B,
  11.375%, due 05/15/10                                  30               30,825
                                                                    ------------
                                                                          89,568
                                                                    ------------

  TOTAL PREFERRED STOCK
  (Cost $181,228)                                                        186,581
                                                                    ------------

--------------------------------------------------------------------------------
CORPORATE BONDS--82.42%
                                                                        Market
Company                                                   Shares        Value
--------------------------------------------------------------------------------

Aerospace & Defense-2.16%
Argo-Tech Corp., 8.625%,
  due 10/01/07                                          $ 40,000    $     35,800
BE Aerospace, Inc., Series B,
  8.000%, due 03/01/08                                    50,000          43,750
K & F Industries, Inc., Series B,
  9.250%, due 10/15/07                                    75,000          71,625
L-3 Communications Corp.,
  Series B, 10.375%,
  due 05/01/07                                            50,000          51,875
                                                                    ------------
                                                                         203,050
                                                                    ------------

Automotive Parts & Equipment-1.26%
Dura Operating Corp., Series B,
  9.000%, due 05/01/09                                    25,000          23,687
Hayes Wheels International, Inc.,
  11.000%, due 07/15/06                                   57,000          59,850
Hayes Wheels International, Inc.,
  Series B, 9.125%,
  due 07/15/07                                            20,000          19,650
Talon Automotive Group, LLC,
  Series B, 9.625%,
  due 05/01/08                                            25,000          15,688
                                                                    ------------
                                                                         118,875
                                                                    ------------

Broadcasting-13.05%
Adelphia Communications Corp.,
  Series 144A, 8.375%,
  due 02/01/08                                           100,000          93,250
Adelphia Communications Corp.,
  9.375%, due 11/15/09                                    20,000          19,700
Albritton Communications Co.,
  Series B, 9.750%,
  due 11/30/07                                            40,000          40,300
Avalon Cable of Michigan,
  9.375%, due 12/01/08                                    75,000          76,125
Bresnan Communications Group,
  Series B, 8.000%,
  due 02/01/09                                            75,000          75,844

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              91
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                   Principal          Market
Company                                              Value            Value
--------------------------------------------------------------------------------

Broadcasting-Continued
Chancellor Media Corp.,
  Series B, 8.750%,
  due 06/15/07                                         $ 40,000         $ 40,500
Charter Communications
  Holdings, LLC, 8.250%,
  due 04/01/07                                          100,000           92,750
Charter Communications
  Holdings, LLC,
  Zero Coupon, Step-up,
  due 04/01/11+                                         115,000           67,994
Classic Cable, Inc., 9.875%,
  due 08/01/08                                           40,000           40,250
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                   50,000           50,188
Cumulus Media, Inc., 10.375%,
   due 07/01/08                                          50,000           52,250
EchoStar DBS Corp., 9.375%,
  due 02/01/09                                          100,000          101,000
Fox/Liberty Networks, LLC,
  8.875%, due 08/15/07                                   55,000           56,375
Frontiervision Holdings, LP,
  Zero Coupon, Step-up,
  due 09/15/07+                                          45,000           40,500
Frontiervision, LP, 11.000%,
  due 10/15/06                                           50,000           53,250
Granite Broadcasting Corp.,
  10.375%, due 05/15/05                                  15,000           15,375
Granite Broadcasting Corp.,
  8.875%, due 05/15/08                                   25,000           24,125
Insight Midwest, LP/Insight
  Capital, Inc., Series 144A,
  9.750%, due 10/01/09                                   50,000           51,875
Lenfest Communications, Inc.,
  8.375%, due 11/01/05                                   40,000           41,200
LIN Television Corp.,
  Zero Coupon, Step-up,
  due 03/01/08+                                          60,000           40,725
Telemundo Group, Inc.,
  Series B, Zero Coupon,
  Step-up, due 08/15/08+                                125,000           75,000
United International
  Holdings, Inc., Series B,
  Zero Coupon, Step-up,
  due 02/15/08+                                          85,000           54,825
Young Broadcasting, Inc.,
  Series B, 8.750%,
  due 06/15/07                                           25,000           23,812
                                                                    ------------
                                                                       1,227,213
                                                                    ------------

Building Materials-3.81%
American Standard
  Companies, Inc., 7.375%,
  due 02/01/08                                          125,000          115,313
Building Matierials
  Holding Corp., Series B,
  7.750%, due 07/15/05                                   50,000           45,750
Formica Corp., Series B,
  10.875%, due 03/01/09                                  50,000           46,250
MMI Products, Inc., Series B,
  11.250%, due 04/15/07                                  35,000           36,225
Nortek, Inc., 9.875%,
  due 03/01/04                                           50,000           49,500
Nortek, Inc., Series B,
  9.250%, due 03/15/07                                   25,000           24,500
Synthetic Industries,
  Series 144A, 13.000%,
  due 12/13/00                                           41,250           40,631
                                                                    ------------
                                                                         358,169
                                                                    ------------

Chemicals-2.79%
 Huntsman ICI Chemicals,
 LLC, Series 144A, 10.125%,
 due 07/01/09                                           100,000          104,000

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


92
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                      Principal          Market
Company                                                 Value            Value
--------------------------------------------------------------------------------

Chemicals-Continued
Lyondell Chemical Co.,
  Series A, 9.625%,
  due 05/01/07                                         $ 35,000     $     35,963
Lyondell Chemical Co.,
  Series B, 9.875%,
  due 05/01/07                                           65,000           66,625
Sterling Chemicals, Inc.,
  Series A, 11.250%,
  due 04/01/07                                           75,000           55,500
                                                                    ------------
                                                                         262,088
                                                                    ------------

Commercial Services-2.30%
Anacomp, Inc., Series B,
  10.875%, due 04/01/04                                  95,000           95,000
Iron Mountain, Inc.,
  10.125%, due 10/01/06                                  50,000           51,125
Pierce Leahy Corp.,
  11.125%, due 07/15/06                                  30,000           31,950
Williams Scotsman, Inc.,
  9.875%, due 06/01/07                                   40,000           38,600
                                                                    ------------
                                                                         216,675
                                                                    ------------

Cosmetics & Personal Care-0.96%
Remington Product Co., LLC,
  Series B, 11.000%,
  due 05/15/06                                           30,000           23,250
Revlon Consumer
  Products Corp., 8.625%,
  due 02/01/06                                           90,000           66,600
                                                                    ------------
                                                                          89,850
                                                                    ------------

Educational Services-0.57%
Kindercare Learning
  Centers, Inc., Series B,
  9.500%, due 02/15/09                                   55,000           53,900
                                                                    ------------
                                                                          53,900
                                                                    ------------

Electronic Components-0.54%
Moog, Inc., Series B,
  10.000%, due 05/01/06                                  50,000           51,178
                                                                    ------------
                                                                          51,178
                                                                    ------------

Entertainment & Leisure-4.65%
AMC Entertainment, Inc.,
  9.500%, due 03/15/09                                   25,000           22,375
Aztar Corp., 8.875%,
  due 05/15/07                                           50,000           48,250
Boyd Gaming Corp.,
  9.500%, due 07/15/07                                  100,000           99,500
Coast Hotels & Casinos, Inc.,
  9.500%, due 04/01/09                                  100,000           96,000
Hollywood Park, Inc., Series B,
  9.250%, due 02/15/07                                   25,000           24,906
Isle of Capri Casinos, Inc.,
  8.750%, due 04/15/09                                   20,000           18,500
Lady Luck Gaming Corp.,
  11.875%, due 03/01/01                                  55,000           55,688
Station Casinos, Inc., 8.875%,
  due 12/01/08                                           75,000           71,812
                                                                    ------------
                                                                         437,031
                                                                    ------------

Food Products-0.25%
Vlasic Foods International,
  Inc., Series B, 10.250%,
  due 07/01/09                                           25,000           23,937
                                                                    ------------
                                                                          23,937
                                                                    ------------

Forest Products & Paper-2.28%
Buckeye Technologies, Inc.,
  8.500%, due 12/15/05                                   40,000           39,100
Buckeye Technologies, Inc.,
  9.250%, due 09/15/08                                   40,000           40,550
Specialty Paperboard, Inc.,
 9.375%, due 10/15/06                                    70,000           70,175

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              93
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                       Principal          Market
Company                                                  Value            Value
--------------------------------------------------------------------------------

Forest Products & Paper-Continued
U.S. Timberlands Co., L.P.,
  9.625%, due 11/15/07                                  $ 70,000    $     64,050
                                                                    ------------
                                                                         213,875
                                                                    ------------

Healthcare-0.94%
Fresenius Medical Capital
  Trust II, 7.875%,
  due 02/01/08                                            35,000          32,375
Prime Medical Services, Inc.,
  8.750%, due 04/01/08                                    60,000          55,500
                                                                    ------------
                                                                          87,875
                                                                    ------------

Home Furnishings-0.73%
Sealy Mattress, Co., Series B,
  9.875%, due 12/15/07                                    40,000          40,300
Simmons Co., 10.250%,
  due 03/15/09                                            30,000          28,537
                                                                    ------------
                                                                          68,837
                                                                    ------------

Internet Services-1.93%
Exodus Communications, Inc.,
  11.250%, due 07/01/08                                   50,000          51,875
Exodus Communications, Inc.,
  Series 144A, 10.750%,
  due 12/15/09                                            25,000          25,563
PSINet, Inc., 11.500%,
  due 11/01/08                                            10,000          10,500
PSINet, Inc., 11.000%,
  due 08/01/09                                            90,000          93,150
                                                                    ------------
                                                                         181,088
                                                                    ------------

Machinery-3.24%
Columbus McKinnon Corp.,
  8.500%, due 04/01/08                                    75,000          66,937
Fairfield Manufacturing Co.,
  9.625%, due 10/15/08                                    50,000          47,250
Newcor, Inc., Series B,
  9.875%, due 03/01/08                                    90,000          47,250
Numatics, Inc., Series B,
  9.625%, due 04/01/08                                    25,000          18,875
Simonds Industries, Inc.,
  10.250%, due 07/01/08                                   35,000          28,175
Thermadyne Holdings Corp.,
  Zero Coupon, Step-up,
  due 06/01/08+                                          150,000          69,375
Thermadyne Holdings Corp.,
  9.875%, due 06/01/08                                    30,000          26,288
                                                                    ------------
                                                                         304,150
                                                                    ------------

Manufacturing-1.74%
Blount International Co.,
  Series 144A, 13.000%,
  due 08/01/09                                            25,000          26,500
International Knife & Saw, Inc.,
  11.375%, due 11/15/06                                   50,000          36,750
Polymer Group, Inc., Series B,
  9.000%, due 07/01/07                                    50,000          48,750
Samsonite Corp., 10.750%,
  due 06/15/08                                            60,000          51,900
                                                                    ------------
                                                                         163,900
                                                                    ------------

Medical Products-0.13%
Alaris Medical Inc.,
  Zero coupon, Step-up,
  due 08/01/08+                                           30,000          12,488
                                                                    ------------
                                                                          12,488
                                                                    ------------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


94
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                       Principal          Market
Company                                                  Value            Value
--------------------------------------------------------------------------------

Mining & Metals - Ferrous & Nonferrous-6.07%
AK Steel Holding Corp.,
  9.125%, due 12/15/06                                     $ 85,000     $ 86,913
AK Steel Holding Corp.,
  7.875%, due 02/15/09                                       25,000       23,750
Commonwealth Aluminum Corp.,
  10.750%, due 10/01/06                                      50,000       50,750
International Utility
  Structures, Inc., 10.750%,
  due 02/01/08                                               40,000       33,800
Earle M. Jorgensen Co., Series B,
  9.500%, due 04/01/05                                       50,000       47,000
Kaiser Aluminum &
  Chemical Corp., 9.875%,
  due 02/15/02                                               75,000       74,250
Keystone Consolidated
  Industries, Inc., 9.625%,
  due 08/01/07                                                5,000        4,475
Metal Management, Inc.,
  10.000%, due 05/15/08                                      50,000       38,000
Oxford Automotive, Inc.,
  Series D, 10.125%,
  due 06/15/07                                               65,000       61,425
P & L Coal Holdings Corp.,
  9.625%, due 05/15/08                                       90,000       89,100
WCI Steel, Inc., Series B,
  10.000%, due 12/01/04                                      60,000       61,200
                                                                        --------
                                                                         570,663
                                                                        --------

Office Equipment-0.16%
General Binding Corp.,
  9.375%, due 06/01/08                                       30,000       14,550
                                                                        --------
                                                                          14,550
                                                                        --------

Oil & Gas - Distribution & Marketing-0.44%
Clark R&M, Inc.,
  8.625%, due 08/15/08                                       40,000       25,000
Clark USA, Inc., Trizec,
  10.875%, due 12/01/05                                      40,000       16,200
                                                                        --------
                                                                          41,200
                                                                        --------

Oil & Gas Producers-2.32%
Chesapeake Energy Corp.,
  Series B, 9.625%,
  due 05/01/05                                               90,000       85,275
Continental Resources, Inc.,
  10.250%, due 08/01/08                                      25,000       22,156
Forest Oil, 10.500%,
  due 01/15/06                                               50,000       50,750
HS Resources, Inc.,
  9.250%, due 11/15/06                                       25,000       24,875
Ocean Energy, Inc., Series B,
  8.875%, due 07/15/07                                       35,000       34,825
                                                                        --------
                                                                         217,881
                                                                        --------

Oil & Gas Services & Equipment-0.43%
Pool Energy Services Co.,
  Series B, 8.625%,
  due 04/01/08                                               40,000       40,600
                                                                        --------
                                                                          40,600
                                                                        --------

Packaging & Containers-4.36%
Applied Extrusion Technologies, Inc.,
  Series B, 11.500%,
  due 04/01/02                                               25,000       25,750
Gaylord Container Corp.,
  Series B, 9.750%,
  due 06/15/07                                               80,000       69,400
Gaylord Container Corp.,
  Series B, 9.875%,
  due 02/15/08                                               65,000       61,587

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              95
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                         Principal        Market
Company                                                    Value          Value
--------------------------------------------------------------------------------

Packaging & Containers-Continued
Graham Packaging Co.,
  Series B, 8.750%,
  due 01/15/08                                             $ 10,000     $  9,650
Packaging Corp. of America,
  9.625%, due 04/01/09                                       40,000       41,050
Riverwood International Corp.,
  10.250%, due 04/01/06                                     100,000      101,750
Silgan Holdings, Inc., 9.000%,
  due 06/01/09                                               50,000       49,250
US Can Corp., Series B,
  10.125%, due 10/15/06                                      50,000       51,250
                                                                        --------
                                                                         409,687
                                                                        --------

Publishing & Printing-1.93%
Hollinger International
  Publishing, Inc.,
  9.250%, due 03/15/07                                       65,000       64,675
Liberty Group Operating, Inc.,
  9.375%, due 02/01/08                                       50,000       44,750
Mail-Well, Inc., Series B,
  8.750%, due 12/15/08                                       25,000       23,875
World Color Press, Inc.,
  8.375%, due 11/15/08                                       25,000       24,687
World Color Press, Inc.,
  7.750%, due 02/15/09                                       25,000       23,875
                                                                        --------
                                                                         181,862
                                                                        --------

Retail Stores-2.35%
Cole National Group, Inc.,
  8.625%, due 08/15/07                                       30,000       21,750
Duane Reade, Inc., 9.250%,
  due 02/15/08                                               50,000       49,187
Finlay Fine Jewelery Corp.,
  8.375%, due 05/01/08                                       25,000       23,250
Finlay Fine Jewelery Corp.,
  9.000%, due 05/01/08                                       10,000        9,150
Jitney-Jungle Stores America, Inc.,
  12.000%, due 03/01/06                                      90,000       21,150
Musicland Group, Inc.,
  9.000%, due 06/15/03                                       25,000       24,375
Musicland Group, Inc.,
  Series B, 9.875%,
  due 03/15/08                                               50,000       46,500
Pathmark Stores, Inc.,
  11.625%, due 06/15/02                                      55,000       18,425
Pathmark Stores, Inc.,
  9.625%, due 05/01/03                                       10,000        7,550
                                                                        --------
                                                                         221,337
                                                                        --------

Telecommunications - Equipment & Services-4.88%
DTI Holdings, Inc.,
  Series B, Zero Coupon,
  Step-up, due 03/01/08+                                     65,000       23,319
Global Crossing Holdings, Ltd.,
  9.625%, due 05/15/08                                       50,000       50,250
ITC^DeltaCom, Inc., 11.000%,
  due 06/01/07                                               95,000      100,700
Level 3 Communications, Inc.,
  9.125%, due 05/01/08                                      105,000       99,488
Metromedia Fiber Network, Inc.,
  10.000%, due 11/15/08                                      90,000       92,475
NorthEast Optic Network, Inc.,
  12.750%, due 08/15/08                                      25,000       26,875
Pagemart Wireless, Inc.,
  Zero Coupon, Step-up,
  due 02/01/08+                                              30,000       10,350
Spectrasite Holdings, Inc.,
  Zero Coupon, Step-up,
  due 07/15/08+                                              25,000       15,062


+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


96
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                       Principal          Market
Company                                                  Value            Value
--------------------------------------------------------------------------------

Telecommunications - Equipment & Services-Continued
Spectrasite Holdings, Inc.,
  Zero Coupon, Step-up,
  due 04/15/09+                                             $ 75,000    $ 40,312
                                                                        --------
                                                                         458,831
                                                                        --------

Telecommunications - Integrated-3.36%
Hyperion
  Telecommunications, Inc.,
  12.000%, due 11/01/07                                       75,000      80,250
NEXTLINK
  Communications, Inc.,
  9.625%, due 10/01/07                                        30,000      29,400
NEXTLINK
  Communications, Inc.,
  10.750%, due 06/01/09                                       95,000      98,088
NTL, Inc., Series B,
  Zero Coupon, Step-up,
  due 04/01/08+                                              155,000     107,725
                                                                        --------
                                                                         315,463
                                                                        --------

Telecommunications - Wireless-5.80%
American Cellular Corp.,
  10.500%, due 05/15/08                                       50,000      55,625
AMSC Acquisition Co., Inc.,
  Series B, 12.250%,
  due 04/01/08                                                35,000      27,519
Centennial Cellular Corp.,
  10.750%, due 12/15/08                                       75,000      80,625
Crown Castle International Corp.,
  9.000%, due 05/15/11                                        50,000      49,063
Nextel Communications, Inc.,
  Zero Coupon, Step-up,
  due 10/31/07+                                               50,000      36,000
Nextel Communications, Inc.,
  Zero Coupon, Step-up,
  due 02/15/08+                                              135,000      95,175
Nextel International, Inc.,
  Zero Coupon, Step-up,
  due 04/15/08+                                               70,000      41,650
Rural Cellular Corp., Series B,
  9.625%, due 05/15/08                                        65,000      66,787
Triton PCS, Inc., Zero Coupon,
  Step-up, due 05/01/08+                                      35,000      24,937
US Unwired, Inc., Series 144A,
  Zero Coupon, Step-up,
  due 11/01/09+                                               25,000      14,750
Western Wireless Corp.,
  10.500%, due 02/01/07                                       50,000      52,750
                                                                        --------
                                                                         544,881
                                                                        --------

Telecommunications - Wireline-5.87%
Allegiance Telecom, Inc.,
  Series B, Zero Coupon,
  Step-up, due 02/15/08+                                      75,000      54,000
Allegiance Telecom, Inc.,
  12.875%, due 05/15/08                                       85,000      94,881
General Communication, Inc.,
  9.750%, due 08/01/07                                        65,000      60,775
ICG Holdings, Inc.,
  Zero Coupon, Step-up,
  due 05/01/06+                                              115,000      86,538
MJD Communications, Inc.,
  Series B, 9.500%,
  due 05/01/08                                                45,000      42,750
Time Warner Telecom, LLC,
  9.750%, due 07/15/08                                       100,000     103,500
Viatel, Inc., Zero Coupon,
  Step-up, due 04/15/08+                                      85,000      54,400
Viatel, Inc., 11.250%,
  due 04/15/08                                                55,000      54,862
                                                                        --------
                                                                         551,706
                                                                        --------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              97
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
                                                          Principal      Market
Company                                                    Value         Value
--------------------------------------------------------------------------------

Textiles & Apparel-0.58%
J. Crew Group, Series B,
  Zero Coupon, Step-up,
  due 10/15/08+                                          $   15,000   $    7,575
J. Crew Operating Corp.,
  10.375%, due 10/15/07                                      55,000       47,025
                                                                      ----------
                                                                          54,600
                                                                      ----------

Transportation-0.54%
Johnstown America
  Industries, Inc., 11.750%,
  due 08/15/05                                               25,000       25,562
Johnstown America
  Industries, Inc., Series C,
  11.750%, 08/15/05                                          25,000       25,563
                                                                      ----------
                                                                          51,125
                                                                      ----------

  TOTAL CORPORATE BONDS
  (Cost $8,317,643)                                                    7,748,565
                                                                      ----------

--------------------------------------------------------------------------------
FOREIGN BONDS--16.69%
                                                          Principal      Market
Company                                                    Value         Value
--------------------------------------------------------------------------------

Aerospace & Defense-0.51%
Satelites Mexicanos, S.A.,
  de CV, Series B, 10.125%,
  due 11/01/04                                           $   70,000   $   47,775
                                                                      ----------
                                                                          47,775
                                                                      ----------

Broadcasting-2.16%
 TeleWest Communications,
 PLC, 9.625%, due 10/01/06                                  100,000      101,500

United Pan-Europe
  Communications, N.V.,
  Series B, 10.875%,
  due 08/01/09                                              100,000      101,750
                                                                      ----------
                                                                         203,250
                                                                      ----------

Chemicals-0.58%
PCI Chemicals Canada, Inc.,
  9.250%, due 10/15/07                                       70,000       54,250
                                                                      ----------
                                                                          54,250
                                                                      ----------

Financial Services-1.14%
Ono Finance, PLC, 13.000%,
  due 05/01/09                                              105,000      107,625
                                                                      ----------
                                                                         107,625
                                                                      ----------

Insurance-0.80%
Willis Corroon Corp.,
  9.000%, due 02/01/09                                       90,000       75,375
                                                                      ----------
                                                                          75,375
                                                                      ----------

Internet Services-0.23%
Dialog Corp., PLC, Series A,
  11.000%, due 11/15/07                                      45,000       21,825
                                                                      ----------
                                                                          21,825
                                                                      ----------

Lodging-0.53%
Prime Hospitality Corp.,
  Series B, 9.750%, due 04/01/07                             50,000       49,750
                                                                      ----------
                                                                          49,750
                                                                      ----------

Mining & Metals - Ferrous & Nonferrous-0.73%
Algoma Steel, Inc., 12.375%,
  due 07/15/05                                               45,000       42,525
Russel Metals, Inc., 10.000%,
  due 06/01/09                                               25,000       25,969
                                                                      ----------
                                                                          68,494
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


98
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
FOREIGN BONDS--CONTINUED
                                                          Principal      Market
Company                                                    Value         Value
--------------------------------------------------------------------------------

Telecommunications - Equipment & Services-0.61%
Energis, PLC, 9.750%,
  due 06/15/09                                           $   55,000   $   57,200
                                                                      ----------
                                                                          57,200
                                                                      ----------

Telecommunications - Integrated-0.38%
Jazztel, PLC, 14.000%,
  due 04/01/09                                               35,000       36,137
                                                                      ----------
                                                                          36,137
                                                                      ----------

Telecommunications - Wireless-2.29%
Clearnet Communications, Inc.,
  Zero Coupon, Step-up,
  due 12/15/05+                                              25,000       24,656
Dolphin Telecom, PLC,
  Zero Coupon, Step-up,
  due 06/01/08+                                             100,000       50,500
Dolphin Telecom, PLC,
  Series B, Zero Coupon,
  Step-up, due 05/15/09+                                     25,000       11,875
Millicom International
  Cellular, S.A., Zero Coupon,
  Step-up, due 06/01/06+                                    110,000       88,550
PTC International
  Finance II, SA,
  Series 144A, 11.250%,
  due 02/01/09                                               40,000       39,400
                                                                      ----------
                                                                         214,981
                                                                      ----------

Telecommunications - Wireline-6.73%
Colt Telecom Group, PLC,
  Zero Coupon, Step-up,
  due 12/15/06+                                             135,000      116,775
Completel Europe, N.V.,
  Series B, Zero Coupon,
  Step-up, due 02/15/09+                                     50,000       29,750
Esat Telecom Group, PLC,
  Series B, 11.875%,
  due 12/01/08                                              100,000      112,000
Esprit Telecom Group, PLC,
  10.875%, due 06/15/08                                      50,000       49,750
GlobeNet Communications
  Group Ltd., Series 144A,
  13.000%, due 07/15/07                                      40,000       40,950
Hermes Europe Railtel, B.V.,
  10.375%, due 01/15/09                                      75,000       74,438
MetroNet Communications Corp.,
  Zero Coupon, Step-up,
  due 11/01/07+                                              25,000       20,875
Tele1 Europe, B.V.,
  13.000%, due 05/15/09                                      50,000       51,000
Versatel Telecom, B.V.,
  13.250%, due 05/15/08                                      80,000       85,600
Worldwide Fiber, Inc.,
  Series 144A, 12.000%,
  due 08/01/09                                               50,000       51,750
                                                                      ----------
                                                                         632,888
                                                                      ----------

  TOTAL FOREIGN BONDS
  (Cost $1,637,247)                                                    1,569,550
                                                                      ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.99%
                                                          Principal      Market
Company                                                    Value         Value
--------------------------------------------------------------------------------

Broadcasting-0.14%
Ono Finance, PLC, Equity
  Value Certificate, exp. 05/31/09+                             105   $   13,072
                                                                      ----------
                                                                          13,072
                                                                      ----------

Telecommunications - Equipment & Services-0.00%
DTI Holdings, Inc., Series 144A,
  Warrants, exp. 03/01/08+                                      325           39
                                                                      ----------
                                                                              39
                                                                      ----------

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                                                              99
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999-CONTINUED

--------------------------------------------------------------------------------
RIGHTS AND WARRANTS--CONTINUED
                                                                        Market
Company                                                  Shares         Value
--------------------------------------------------------------------------------

Telecommunications - Integrated-0.35%
Jazztel, PLC, Warrants,
  exp. 04/01/09+                                          175       $    32,813
                                                                    -----------
                                                                         32,813
                                                                    -----------

Telecommunications - Wireless-0.01%
American Mobile Satellite Corp.,
  Series 144A, Warrants,
  exp. 04/01/08+                                           35             1,404
                                                                    -----------
                                                                          1,404
                                                                    -----------

Telecommunications - Wireline-0.49%
Allegiance Telecom, Inc.,
  Warrants, exp. 02/03/08+                                100             9,513
Versatel Telecom, B.V., Series 144A,
  Warrants, exp. 05/15/08+                                 80            36,450
                                                                    -----------
                                                                         45,963
                                                                    -----------

  TOTAL RIGHTS AND WARRANTS
  (Cost $2,700)                                                          93,291
                                                                    -----------

  TOTAL INVESTMENTS
  (Cost $10,143,659)                                   102.41%        9,628,821
Other assets, less liabilities                          (2.41)         (227,007)
                                                       ------       -----------

  TOTAL NET ASSETS                                     100.00%      $ 9,401,814
                                                       ======       ===========

+Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


100
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

"We continue to limit the Portfolio's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk."

                                       --Jean O. Alessandro, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

                    ----------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

                    ----------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To achieve the highest possible current income,
                   consistent with preservation of capital and
                            maintenance of liquidity.

                    ----------------------------------------

                            NET ASSETS AS OF 12/31/99
                                   $36,381,953

                    ----------------------------------------

                               NUMBER OF HOLDINGS
                                       27

                    ----------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                    30.2 days

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 IN THIS SECTION
--------------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               JEAN O. ALESSANDRO

o     Joined MFS in 1986

o     Assistant Vice President of MFS Investment Management

o     Bachelors degree from the University of Connecticut

--------------------------------------------------------------------------------


                                                                             101
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

--------------------------------------------------------------------------------

Short Term Obligations ...... 95.97%
Cash ........................  4.03%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    PORTFOLIO++
--------------------------------------------------------------------------------

AAA                                                                    100.00%

--------------------------------------------------------------------------------

              ++ Represents market value of investments plus cash.

      The JPVF Money Market Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk.

      As the Federal Reserve Board (the Fed) became nervous about inflationary forces picking up steam due to the strength of the U.S. economy and the global recovery, the Fed began its first in a portfolio of three 0.25% interest-rate increases on June 30, 1999. Essentially, these three rate hikes reversed the effects of the three reductions in the federal funds target rate - the rate at which banks may lend overnight funds to each other - in the fall of 1998. In response to Fed rate hikes, interest rates on short-term (90 day) securities increased approximately 100 basis points (1.0%) during the past year. The federal funds rate, which began 1999 at 4.75%, ended the period at 5.50%. Because of the Fed's bias toward increasing rates, we've targeted 35 days for the average maturity of the Portfolio' holdings.

      We continue to limit the Portfolio's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 1999, all of the Portfolio was invested in U.S. government or government-guaranteed issues.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.


102
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Year Ended         Year Ended       Year Ended        Year Ended        Year Ended
                                                 December           December         December          December          December
                                                 31, 1999           31, 1998         31, 1997          31, 1996          31, 1995

Net asset value, beginning of year              $     10.37       $     10.23       $     10.25       $     10.27       $     10.25

Income From Investment Operations
  Net investment income                                0.44              0.35              0.52              0.50              0.50
  Net gains and losses on securities
    (both realized and unrealized)                     0.04              0.14             (0.02)            (0.02)             0.02
                                                -----------       -----------       -----------       -----------       -----------

  Total from investment operations                     0.48              0.49              0.50              0.48              0.52

Less Distributions to Shareholders
  Dividends from net investment income                                  (0.35)            (0.52)            (0.50)            (0.50)
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                -----------       -----------       -----------       -----------       -----------

  Total distributions                                  0.00             (0.35)            (0.52)            (0.50)            (0.50)

Net asset value, end of year                    $     10.85       $     10.37       $     10.23       $     10.25       $     10.27
                                                ===========       ===========       ===========       ===========       ===========

Total Return (A)                                       4.57%             4.86%             4.86%             4.65%             5.06%

Ratios to Average Net Assets:
  Expenses                                             0.60%             0.64%             0.60%             0.62%             0.63%
  Net investment income                                4.46%             4.74%             4.74%             4.54%             4.89%

Portfolio Turnover Rate (B)                             N/A               N/A               N/A               N/A               N/A

Net Assets, At End of Year                      $36,381,953       $24,416,645       $ 9,435,454       $ 7,896,257       $ 8,312,676

--------------------------------------------------------------------------------

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) There were no purchases and/or sales of securities other than short term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.


                                                                             103
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--96.01%

                                               Principal              Market
Company                                          Value                 Value
--------------------------------------------------------------------------------

Government Agency-96.01%
Federal Agricultural
   Mortgage Corp., 5.530%,
   due 01/20/00                                $1,000,000           $   997,081
Federal Agricultural
   Mortgage Corp., 5.610%,
   due 01/21/00                                 1,600,000             1,595,013
Federal Agricultural
   Mortgage Corp., 5.600%,
   due 02/01/00                                 3,200,000             3,184,569
Federal Farm Credit Bank,
   5.580%, due 01/11/00                         1,600,000             1,597,520
Federal Farm Credit Bank,
   5.610%, due 01/24/00                           500,000               498,208
Federal Farm Credit Bank,
   5.610%, due 01/27/00                         1,000,000               995,948
Federal Farm Credit Bank,
   5.750%, due 02/22/00                         1,000,000               991,694
Federal Home Loan Bank,
   5.720%, due 01/12/00                         1,200,000             1,197,903
Federal Home Loan Bank,
   5.580%, due 01/14/00                         1,600,000             1,596,776
Federal Home Loan Bank,
   5.510%, due 01/19/00                         1,000,000               997,245
Federal Home Loan Bank,
   5.600%, due 02/02/00                         1,216,000             1,209,947
Federal Home Loan Bank,
   5.590%, due 02/04/00                         1,700,000             1,691,025
Federal Home Loan Bank,
   5.600%, due 02/09/00                         1,200,000             1,192,720
Federal Home Loan Bank,
   5.650%, due 02/11/00                         1,400,000             1,390,991
Federal Home Loan
   Mortgage Corp., 5.600%,
   due 01/13/00                                   950,000               948,220
Federal Home Loan
   Mortgage Corp., 5.760%,
   due 01/25/00                                 1,000,000               996,160
Government Agency-Continued
Federal Home Loan
   Mortgage Corp., 5.750%,
   due 01/27/00                                   580,000               577,591
Federal Home Loan
   Mortgage Corp., 5.750%,
   due 02/08/00                                 1,950,000             1,938,165
Federal Home Loan
   Mortgage Corp., 5.600%,
   due 02/15/00                                 1,500,000             1,489,500
Federal National Mortgage
   Association, 5.600%,
   due 01/18/00                                 1,000,000               997,356
Federal National Mortgage
   Association, 4.750%,
   due 01/19/00                                   500,000               498,813
Federal National Mortgage
   Association, 5.570%,
   due 01/26/00                                 1,200,000             1,195,358
Federal National Mortgage
   Association, 5.600%,
   due 02/03/00                                 1,800,000             1,790,760
Federal National Mortgage
   Association, 5.750%,
   due 03/02/00                                 1,900,000             1,882,811
Tennessee Valley Authority,
   5.460%, due 01/28/00                         1,500,000             1,493,858
Tennessee Valley Authority,
   5.510%, due 02/17/00                         1,200,000             1,191,368
Tennessee Valley Authority,
   5.520%, due 02/24/00                           800,000               793,376
                                                                    -----------

   TOTAL SHORT-TERM OBLIGATIONS
   (Cost $34,928,654)                                                34,929,976
                                                                    -----------

   TOTAL INVESTMENTS
   (Cost $34,928,654)                              96.01%            34,929,976
Other assets, less liabilities                      3.99              1,451,977
                                                  ------            -----------

   TOTAL NET ASSETS                               100.00%           $36,381,953
                                                  ======            ===========

+ Non-income producing security.

--------------------------------------------------------------------------------

                       See notes to financial statements.


104
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1999

                                                   International        World         Global Hard      Emerging          Capital
                                                      Equity        Growth Stock        Assets          Growth           Growth
                                                     Portfolio        Portfolio        Portfolio       Portfolio        Portfolio

Assets

Investments, at cost-see accompanying portfolios   $  27,331,034    $  97,576,064    $   5,400,920    $  98,844,155    $ 201,232,568
                                                   =============    =============    =============    =============    =============

  Investments, at market value (Notes B and C)     $  34,478,463    $ 128,753,822    $   5,512,452    $ 188,937,027    $ 358,049,144
  Cash                                                 1,266,421        3,924,711                         1,133,604        8,018,708
  Accrued investment income                               33,822          440,138            9,888           12,259           83,905
  Receivable for portfolio securities sold                                                  32,460        1,381,898
  Other assets                                                                               3,367
                                                   -------------    -------------    -------------    -------------    -------------
        Total Assets                                  35,778,706      133,118,671        5,558,167      191,464,788      366,151,757

Liabilities

  Amounts owed to banks                                                                    29,383
  Dividends payable
  Payable for portfolio securities purchased             104,978                                          1,866,479
  Payable for foreign forward contracts                                                                         278
  Accrued investment advisory fees (Note D)               29,230           81,393                           109,414          271,132
  Accrued expenses                                         4,117           10,270              691           15,669           16,226
  Other liabilities                                                                          3,367
                                                   -------------    -------------    -------------    -------------    -------------
        Total Liabilities                                138,325           91,663           33,441        1,991,840          287,358

NET ASSETS                                         $  35,640,381    $ 133,027,008    $   5,524,726    $ 189,472,948    $ 365,864,399
                                                   =============    =============    =============    =============    =============

Net Assets Consist of:

  Par value                                        $      22,179    $      51,015    $       6,145    $      46,583    $      93,178
  Capital paid in                                     25,725,340       98,223,748        9,166,527       80,905,711      191,450,121
  Undistributed net investment income (loss)             (26,119)       1,618,332           68,445          (36,433)
  Accumulated net realized gain (loss)                 2,771,756        1,975,834       (3,827,914)      18,461,868       17,504,524
  Net unrealized gain (loss) on investments            7,147,429       31,177,758          111,532       90,092,872      156,816,576
  Net unrealized gain (loss) on translation of
      assets and liabilities in foreign currency            (204)         (19,679)              (9)           2,347
                                                   -------------    -------------    -------------    -------------    -------------

NET ASSETS                                         $  35,640,381    $ 133,027,008    $   5,524,726    $ 189,472,948    $ 365,864,399
                                                   =============    =============    =============    =============    =============

Shares of common stock outstanding ($0.01
    par value, 1,000,000,000 shares authorized)        2,217,906        5,101,478          614,477        4,658,279        9,317,825
                                                   =============    =============    =============    =============    =============

Net asset value, offering & redemption
    price per share                                $       16.07    $       26.08    $        8.99    $       40.67    $       39.27
                                                   =============    =============    =============    =============    =============

                                                          Small                         Growth and
                                                         Company          Growth          Income         Balanced
                                                        Portfolio        Portfolio       Portfolio       Portfolio

Assets

Investments, at cost-see accompanying portfolios      $  75,891,216    $  27,558,791   $  67,451,255   $  43,840,105
                                                      =============    =============   =============   =============

  Investments, at market value (Notes B and C)        $  87,976,542    $  42,076,584   $  70,238,257   $  51,333,001
  Cash                                                    2,123,351        3,421,381       6,237,367       1,879,168
  Accrued investment income                                  10,090           13,149          98,625         455,405
  Receivable for portfolio securities sold                7,423,391        1,034,593                          10,984
  Other assets

                                                      -------------    -------------   -------------   -------------
        Total Assets                                     97,533,374       46,545,707      76,574,249      53,678,558

Liabilities

  Amounts owed to banks
  Dividends payable
  Payable for portfolio securities purchased              4,480,293        2,182,768          97,260         323,076
  Payable for foreign forward contracts
  Accrued investment advisory fees (Note D)                  55,216           23,931          47,845          37,054
  Accrued expenses                                            6,326            4,788           4,970           5,010
  Other liabilities
                                                      -------------    -------------   -------------   -------------
        Total Liabilities                                 4,541,835        2,211,487         150,075         365,140

NET ASSETS                                            $  92,991,539    $  44,334,220   $  76,424,174   $  53,313,418
                                                      =============    =============   =============   =============

Net Assets Consist of:

  Par value                                           $      51,506    $      18,964   $      38,092   $      34,912
  Capital paid in                                        84,806,903       25,383,231      65,011,509      41,745,445
  Undistributed net investment income (loss)                  1,579                          648,155       1,087,641
  Accumulated net realized gain (loss)                   (3,953,775)       4,414,232       7,939,416       2,950,321
  Net unrealized gain (loss) on investments              12,085,326       14,517,793       2,787,002       7,492,896
  Net unrealized gain (loss) on translation of
      assets and liabilities in foreign currency                                                               2,203
                                                      -------------    -------------   -------------   -------------

NET ASSETS                                            $  92,991,539    $  44,334,220   $  76,424,174   $  53,313,418
                                                      =============    =============   =============   =============

Shares of common stock outstanding ($0.01
    par value, 1,000,000,000 shares authorized)           5,150,600        1,896,439       3,809,181       3,491,224
                                                      =============    =============   =============   =============

Net asset value, offering & redemption
    price per share                                   $       18.05    $       23.38   $       20.06   $       15.27
                                                      =============    =============   =============   =============

                                                      High Yield          Money
                                                         Bond             Market
                                                       Portfolio         Portfolio

Assets

Investments, at cost-see accompanying portfolios      $  10,143,659    $  34,928,654
                                                      =============    =============

  Investments, at market value (Notes B and C)        $   9,628,821    $  34,929,976
  Cash                                                      346,956        1,468,112
  Accrued investment income                                 207,476              393
  Receivable for portfolio securities sold
  Other assets

                                                      -------------    -------------
        Total Assets                                     10,183,253       36,398,481

Liabilities

  Amounts owed to banks
  Dividends payable                                         771,551
  Payable for portfolio securities purchased
  Payable for foreign forward contracts
  Accrued investment advisory fees (Note D)                   6,592           14,623
  Accrued expenses                                            3,296            1,905
  Other liabilities
                                                      -------------    -------------
        Total Liabilities                                   781,439           16,528

NET ASSETS                                            $   9,401,814    $  36,381,953
                                                      =============    =============

Net Assets Consist of:

  Par value                                           $      10,233    $      33,543
  Capital paid in                                        10,333,241       34,889,029
  Undistributed net investment income (loss)                               1,459,257
  Accumulated net realized gain (loss)                     (426,822)          (1,198)
  Net unrealized gain (loss) on investments                (514,838)           1,322
  Net unrealized gain (loss) on translation of
      assets and liabilities in foreign currency
                                                      -------------    -------------

NET ASSETS                                            $   9,401,814    $  36,381,953
                                                      =============    =============

Shares of common stock outstanding ($0.01
    par value, 1,000,000,000 shares authorized)           1,023,267        3,354,278
                                                      =============    =============

Net asset value, offering & redemption
    price per share                                   $        9.19    $       10.85
                                                      =============    =============

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                   106 & 107
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 1999

                                                 International       World          Global Hard      Emerging          Capital
                                                    Equity        Growth Stock        Assets          Growth           Growth
                                                   Portfolio       Portfolio         Portfolio       Portfolio        Portfolio

Investment Income

Income:
  Interest                                       $   39,262      $    88,652         $ 32,588      $   442,721     $    350,782
  Dividends                                         285,578        3,324,842          126,108          144,042        1,282,119
  Foreign taxes withheld                            (24,806)        (218,919)          (3,439)          (2,557)         (16,734)
                                                 ----------      -----------         --------      -----------     ------------

   Total investment income                          300,034        3,194,575          155,257          584,206        1,616,167
                                                 ----------      -----------         --------      -----------     ------------

Expenses:
  Advisory fees (Note D)                            249,980          919,553           43,586          912,526        2,512,072
  Custodian fees                                     36,725           49,713           14,266           56,381            4,473
  Shareholder reports                                12,495           61,045            2,904           56,600          131,254
  Professional fees                                   3,392           18,815              823           16,674           36,975
  Insurance expense                                     281            1,428               66            1,303            3,020
  Directors fees                                        711            3,564              167            3,271            7,580
  Security valuation                                  7,910           13,832            5,616           15,403            2,180
  Miscellaneous expenses                              1,456            7,403              343            6,751           15,652
                                                 ----------      -----------         --------      -----------     ------------

   Total expenses                                   312,950        1,075,353           67,771        1,068,909        2,713,206
                                                 ----------      -----------         --------      -----------     ------------

   Net investment income (loss)                     (12,916)       2,119,222           87,486         (484,703)      (1,097,039)
                                                 ----------      -----------         --------      -----------     ------------

Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency

  Net realized gain (loss) on investments         2,863,886        2,002,877         (106,911)      19,583,258       17,603,105
  Net realized gain (loss) from foreign
    currency transactions                           (41,980)         (65,980)          (8,795)         (53,344)

  Net unrealized gain (loss) on investments       5,181,215       19,470,411          758,154       60,477,704       90,958,724
  Net unrealized gain (loss) on translation
    of assets and liabilities in
    foreign currency                                 41,176          (25,501)             338            2,366              (74)
                                                 ----------      -----------         --------      -----------     ------------

    Net realized and unrealized
    gain (loss) on investments
    and foreign currency                          8,044,297       21,381,807          642,786       80,009,984      108,561,755
                                                 ----------      -----------         --------      -----------     ------------

  Net increase in net assets
    resulting from operations                    $8,031,381      $23,501,029         $730,272      $79,525,281     $107,464,716
                                                 ==========      ===========         ========      ===========     ============

                                                       Small                         Growth and       High Yield         Money
                                                      Company          Growth          Income          Balanced           Bond
                                                     Portfolio        Portfolio       Portfolio       Portfolio         Portfolio

Investment Income

Income:
  Interest                                        $   157,228      $    56,682       $  254,773       $1,195,477        $879,565
  Dividends                                           418,947           26,745        1,037,445          318,749           9,246
  Foreign taxes withheld                                                                (23,621)          (3,028)
                                                  -----------      -----------       ----------       ----------        --------

   Total investment income                            576,175           83,427        1,268,597        1,511,198         888,811
                                                  -----------      -----------       ----------       ----------        --------

Expenses:
  Advisory fees (Note D)                              597,475          149,393          548,232          358,451          76,391
  Custodian fees                                       10,512           22,120           11,066           12,881          11,830
  Shareholder reports                                  53,085            9,917           36,667           32,990           5,079
  Professional fees                                    11,676            2,525           10,665            7,126           1,485
  Insurance expense                                       931              219              850              504             118
  Directors fees                                        2,320              558            2,121            1,263             295
  Security valuation                                    5,652            5,937            4,387            7,181          21,424
  Miscellaneous expenses                                4,827            1,137            4,403            2,614             613
                                                  -----------      -----------       ----------       ----------        --------

   Total expenses                                     686,478          191,806          618,391          423,010         117,235
                                                  -----------      -----------       ----------       ----------        --------

   Net investment income (loss)                      (110,303)        (108,379)         650,206        1,088,188         771,576
                                                  -----------      -----------       ----------       ----------        --------

Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency

  Net realized gain (loss) on investments          (4,075,104)       4,619,061        7,959,217        3,234,523        (240,738)
  Net realized gain (loss) from foreign
    currency transactions                                                                                  7,471             (25)

  Net unrealized gain (loss) on investments        15,549,849       12,117,757       (4,805,279)       5,096,361         (94,693)
  Net unrealized gain (loss) on translation
    of assets and liabilities in
    foreign currency                                                                                      (4,667)
                                                  -----------      -----------       ----------       ----------        --------

    Net realized and unrealized
    gain (loss) on investments
    and foreign currency                           11,474,745       16,736,818        3,153,938        8,333,688        (335,456)
                                                  -----------      -----------       ----------       ----------        --------

  Net increase in net assets
    resulting from operations                     $11,364,442      $16,628,439       $3,804,144       $9,421,876        $436,120
                                                  ===========      ===========       ==========       ==========        ========


                                                      Market
                                                    Portfolio

Investment Income

Income:
  Interest                                          $1,654,371
  Dividends
  Foreign taxes withheld
                                                    ----------

   Total investment income                           1,654,371
                                                    ----------

Expenses:
  Advisory fees (Note D)                               163,608
  Custodian fees                                         4,373
  Shareholder reports                                   16,278
  Professional fees                                      4,771
  Insurance expense                                        381
  Directors fees                                           949
  Security valuation                                     2,784
  Miscellaneous expenses                                 1,970
                                                    ----------

   Total expenses                                      195,114
                                                    ----------

   Net investment income (loss)                      1,459,257
                                                    ----------

Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency

  Net realized gain (loss) on investments                 (307)
  Net realized gain (loss) from foreign
    currency transactions

  Net unrealized gain (loss) on investments              3,884
  Net unrealized gain (loss) on translation
    of assets and liabilities in
    foreign currency
                                                    ----------

    Net realized and unrealized
    gain (loss) on investments
    and foreign currency                                 3,577
                                                    ----------

  Net increase in net assets
    resulting from operations                       $1,462,834
                                                    ==========

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                   108 & 109
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      International                        World
                                                         Equity                        Growth Stock
                                                        Portfolio                        Portfolio
                                              ----------------------------      --------------------------

                                                 Year              Year           Year               Year
                                                 Ended             Ended          Ended              Ended
                                               December          December       December           December
                                               31, 1999          31, 1998       31, 1999           31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)              $   (12,916)     $     3,547      $ 2,119,222      $ 2,975,735
    Net realized gain (loss) on
       security transactions                    2,863,886           89,758        2,002,877        8,469,883
    Net realized gain (loss) from foreign
       currency transactions                      (41,980)        (156,658)         (65,980)        (175,497)

    Net unrealized gain (loss)
       on investments                           5,181,215        1,966,214       19,470,411       (7,851,427)
    Net unrealized gain (loss) on
       translation of assets and
       liabilities in foreign currency             41,176          (41,380)         (25,501)          12,664
                                              -----------      -----------     ------------     ------------

    Net increase in net assets
       resulting from operations                8,031,381        1,861,481       23,501,029        3,431,358
    Distribution to shareholders from
       net investment income                                                       (369,547)      (2,384,505)
    Distribution to shareholders from
       capital gains                                               (56,828)      (1,361,644)      (8,089,550)
    Distribution to shareholders in
       excess of capital gains
    Increase in net assets derived
       from shareholder
       transactions (Note E)                   11,032,719       14,771,618          359,867       12,372,497
                                              -----------      -----------     ------------     ------------

    Net increase in net assets                 19,064,100       16,576,271       22,129,705        5,329,800

  NET ASSETS:
    Beginning of Year                          16,576,281               10      110,897,303      105,567,503
                                              -----------      -----------     ------------     ------------

    End of Year                               $35,640,381      $16,576,281     $133,027,008     $110,897,303
                                              ===========      ===========     ============     ============

Undistributed net investment
    income (loss)                             $   (26,119)               0     $  1,618,332     $    (92,406)
                                              ===========      ===========     ============     ============

                                                       Global Hard                       Emerging
                                                         Assets                           Growth
                                                        Portfolio                        Portfolio
                                               -------------------------        --------------------------

                                                 Year             Year            Year              Year
                                                 Ended            Ended           Ended             Ended
                                               December         December        December          December
                                               31, 1999         31, 1998        31, 1999          31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)              $   87,486       $  104,164      $  (484,703)     $  (445,035)
    Net realized gain (loss) on
       security transactions                    (106,911)      (3,440,007)      19,583,258          258,669
    Net realized gain (loss) from foreign
       currency transactions                      (8,795)         (10,261)         (53,344)          (3,643)

    Net unrealized gain (loss)
       on investments                            758,154        2,712,585       60,477,704       22,327,253
    Net unrealized gain (loss) on
       translation of assets and
       liabilities in foreign currency               338             (347)           2,366              (19)
                                              ----------       ----------     ------------      -----------

    Net increase in net assets
       resulting from operations                 730,272         (633,866)      79,525,281       22,137,225
    Distribution to shareholders from
       net investment income                      (5,738)         (72,099)                         (258,669)
    Distribution to shareholders from
       capital gains                                                                               (422,623)
    Distribution to shareholders in
       excess of capital gains
    Increase in net assets derived
       from shareholder
       transactions (Note E)                     466,529         (165,026)      14,152,290       18,110,269
                                              ----------       ----------     ------------      -----------

    Net increase in net assets                 1,191,063         (870,991)      93,677,571       39,566,202

  NET ASSETS:
    Beginning of Year                          4,333,663        5,204,654       95,795,377       56,229,175
                                              ----------       ----------     ------------      -----------

    End of Year                               $5,524,726       $4,333,663     $189,472,948      $95,795,377
                                              ==========       ==========     ============      ===========

Undistributed net investment
    income (loss)                             $   68,445       $   (4,400)    $    (36,433)     $       (21)
                                              ==========       ==========     ============      ===========

                                                            Capital                         Small
                                                            Growth                         Company
                                                           Portfolio                      Portfolio
                                                ----------------------------       --------------------------

                                                   Year            Year              Year            Year
                                                   Ended           Ended             Ended           Ended
                                                 December        December          December        December
                                                 31, 1999        31, 1998          31, 1999        31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)               $(1,097,039)      $ (629,314)      $ (110,303)     $ 1,082,537
    Net realized gain (loss) on
       security transactions                    17,603,105       16,589,924       (4,075,104)       8,755,432
    Net realized gain (loss) from foreign
       currency transactions                                           (266)

    Net unrealized gain (loss)
       on investments                           90,958,724       37,765,178       15,549,849      (20,518,258)
    Net unrealized gain (loss) on
       translation of assets and
       liabilities in foreign currency                 (74)             112
                                              ------------     ------------      -----------      -----------

    Net increase in net assets
       resulting from operations               107,464,716       53,725,634       11,364,442      (10,680,289)
    Distribution to shareholders from
       net investment income                                                        (104,318)        (902,706)
    Distribution to shareholders from
       capital gains                            (6,500,203)     (10,537,442)      (1,941,991)      (7,789,869)
    Distribution to shareholders in
       excess of capital gains
    Increase in net assets derived
       from shareholder
       transactions (Note E)                    66,897,435       30,690,264        5,329,758       16,211,405
                                              ------------     ------------      -----------      -----------

    Net increase in net assets                 167,861,948       73,878,456       14,647,891       (3,161,459)

  NET ASSETS:
    Beginning of Year                          198,002,451      124,123,995       78,343,648       81,505,107
                                              ------------     ------------      -----------      -----------

    End of Year                               $365,864,399     $198,002,451      $92,991,539      $78,343,648
                                              ============     ============      ===========      ===========

Undistributed net investment
    income (loss)                             $          0     $          0      $     1,579      $   205,245
                                              ============     ============      ===========      ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                   110 & 111
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Growth and
                                                         Growth                        Income
                                                        Portfolio                     Portfolio
                                             ---------------------------     ---------------------------

                                                  Year            Year            Year           Year
                                                  Ended           Ended           Ended          Ended
                                                December        December        December       December
                                                31, 1999        31, 1998        31, 1999       31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)             $  (108,379)    $   (39,937)    $   650,206     $   507,944
    Net realized gain (loss) on
      security transactions                    4,619,061         109,231       7,959,217         669,425
    Net realized gain (loss) from foreign
      currency transactions

    Net unrealized gain (loss)
      on investments                          12,117,757       2,400,036      (4,805,279)      5,278,331
    Net unrealized gain (loss) on
      translation of assets and
      liabilities in foreign currency
                                             -----------     -----------     -----------     -----------

    Net increase in net assets
      resulting from operations               16,628,439       2,469,330       3,804,144       6,455,700
    Distribution to shareholders from
      net investment income                                                                     (507,944)
    Distribution to shareholders from
      capital gains                             (165,744)                       (517,197)
    Increase in net assets derived
      from shareholder
      transactions (Note E)                   16,327,783       9,074,402       7,827,697      19,683,698
                                             -----------     -----------     -----------     -----------

    Net increase in net assets                32,790,478      11,543,732      11,114,644      25,631,454

  NET ASSETS:
    Beginning of Year                         11,543,742              10      65,309,530      39,678,076
                                             -----------     -----------     -----------     -----------
    End of Year                              $44,334,220     $11,543,742     $76,424,174     $65,309,530
                                             ===========     ===========     ===========     ===========

Undistributed net investment
    income (loss)                            $         0     $   (39,937)    $   648,155     $     1,606
                                             ===========     ===========     ===========     ===========

                                                                                     High Yield
                                                      Balanced                          Bond
                                                      Portfolio                       Portfolio
                                             ----------------------------    ----------------------------

                                                 Year            Year            Year            Year
                                                 Ended           Ended           Ended           Ended
                                               December        December        December        December
                                               31, 1999        31, 1998        31, 1999        31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)             $ 1,088,188     $   653,714    $   771,576     $   505,196
    Net realized gain (loss) on
      security transactions                    3,234,523       2,873,015       (240,738)       (186,084)
    Net realized gain (loss) from foreign
      currency transactions                        7,471            (987)           (25)

    Net unrealized gain (loss)
      on investments                           5,096,361       1,776,147        (94,693)       (420,145)
    Net unrealized gain (loss) on
      translation of assets and
      liabilities in foreign currency             (4,667)          6,870
                                             -----------     -----------    -----------     -----------

    Net increase in net assets
      resulting from operations                9,421,876       5,308,759        436,120        (101,033)
    Distribution to shareholders from
      net investment income                       (7,596)       (651,185)      (771,551)       (505,196)
    Distribution to shareholders from
      capital gains                             (703,150)     (2,438,951)
    Increase in net assets derived
      from shareholder
      transactions (Note E)                    9,488,534      10,257,554      1,768,402       8,575,062
                                             -----------     -----------    -----------     -----------

    Net increase in net assets                18,199,664      12,476,177      1,432,971       7,968,833

  NET ASSETS:
    Beginning of Year                         35,113,754      22,637,577      7,968,843              10
                                             -----------     -----------     -----------     -----------

    End of Year                              $53,313,418     $35,113,754    $ 9,401,814     $ 7,968,843
                                             ===========     ===========    ===========     ===========

Undistributed net investment
    income (loss)                            $ 1,087,641     $       705     $         0     $         0
                                             ===========     ===========     ===========     ===========

                                                       Money
                                                       Market
                                                     Portfolio
                                              ----------------------------

                                                 Year            Year
                                                 Ended           Ended
                                               December        December
                                               31, 1999        31, 1998

  Increase (decrease) in net assets:

    Net investment income (loss)              $ 1,459,257     $   825,203
    Net realized gain (loss) on
      security transactions                          (307)             17
    Net realized gain (loss) from foreign
      currency transactions

    Net unrealized gain (loss)
      on investments                                3,884          (2,562)
    Net unrealized gain (loss) on
      translation of assets and
      liabilities in foreign currency
                                              -----------     -----------

    Net increase in net assets
      resulting from operations                 1,462,834         822,658
    Distribution to shareholders from
      net investment income                                      (825,203)
    Distribution to shareholders from
      capital gains
    Increase in net assets derived
      from shareholder
      transactions (Note E)                    10,502,474      14,983,736
                                              -----------     -----------

    Net increase in net assets                 11,965,308      14,981,191

  NET ASSETS:
    Beginning of Year                          24,416,645       9,435,454
                                              -----------     -----------

    End of Year                               $36,381,953     $24,416,645
                                              ===========     ===========

Undistributed net investment
    income (loss)                              $ 1,459,257     $         0
                                               ===========     ===========

--------------------------------------------------------------------------------

                       See notes to financial statements.


                                   112 & 113
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of eleven separate portfolios (the "Portfolios"): the International Equity Portfolio, the World Growth Stock Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Small Company Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily using appropriate foreign exchange rates.


114
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 1999.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency value relative to the U.S. dollar. The market value of the forward contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 1999, the Emerging Growth Portfolio had the following open forward foreign currency contracts:

--------------------------------------------------------------------------------------------------------------------
                                                                                    U.S. Dollar         Unrealized
Purchase                        Settlement         Contracts to                      Value at          Appreciation
Contracts                          Date               Receive           Cost         12/31/99         (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio
Japanese yen                     01/05/00           26,990,502         $263,978         $263,695       $     (284)
Japanese yen                     01/06/00           12,977,533          126,783          126,789                6
                                                                                                       ----------
                                                                                                       $     (278)
                                                                                                       ==========
--------------------------------------------------------------------------------------------------------------------

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.


                                                                             115
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 1999, gross unrealized gains and losses for Federal income tax purposes were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                                         Net
                                                     Unrealized              Unrealized              Unrealized
                                                        Gains                  Losses                Gain (Loss)
------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                     $    8,012,979          $     983,709           $    7,029,270
World Growth Stock Portfolio                           41,147,547             10,166,225               30,981,322
Global Hard Assets Portfolio                              489,314                445,868                   43,446
Emerging Growth Portfolio                              90,391,248                644,963               89,746,285
Capital Growth Portfolio                              158,014,149              1,207,671              156,806,478
Small Company Portfolio                                22,299,146             10,236,032               12,063,114
Growth Portfolio                                       14,519,054                210,922               14,308,132
Growth and Income Portfolio                             6,769,286              4,120,799                2,648,487
Balanced Portfolio                                      8,533,363              1,047,918                7,485,445
High Yield Portfolio                                      234,186                757,556                 (523,370)
Money Market Portfolio                                      1,322                 --                        1,322
------------------------------------------------------------------------------------------------------------------

At December 31, 1999, the Emerging Growth, and Balanced Portfolios had unrealized foreign currency gains of $2,347, and $2,203 respectively. The International Equity, World Growth Stock, and Global Hard Assets Portfolios had unrealized foreign currency losses of $204, $19,679, and $9 respectively.

At December 31, 1999, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized capital gains: the Global Hard Assets Portfolio had $3,748,892 of which $168,663 expires in 2007, $3,350,893 expires in 2006, and
$229,336 expires in 2005; Small Company Portfolio had $3,929,985 which expires in 2007, High Yield Bond Portfolio had $389,261 of which $261,114 expires in 2007 and $128,147 expires in 2006; Money Market Portfolio had $1,198 of which $340 expires in 2007, $400 expires in 2002, $391 expires in 2004, and $67 expires in 2005.

In addition, during the period from November 1, 1999 through December 31, 1999, the International Equity and Emerging Growth Portfolios incurred foreign currency losses of $26,119, and $36,711, respectively. The Global Hard Assets and High Yield Bond Portfolios incurred capital losses of $8,393 and $29,028, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2000. Accordingly, during 1999 these Portfolios may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

At December 31, 1999, the adjusted cost basis of investments for Federal income tax purposes was $27,449,193 for the International Equity Portfolio, $97,772,500 for the World Growth Stock Portfolio, $5,469,006 for the Global Hard Assets Portfolio, $99,190,742 for the Emerging Growth Portfolio, $201,242,666 for the Capital Growth Portfolio, $75,913,428 for the Small Company Portfolio, $27,716,854 for the Growth Portfolio, $67,589,770 for the Growth and Income Portfolio, $43,847,556 for the Balanced Portfolio, $10,152,191 for the High Yield Bond Portfolio, and $34,928,654 for the Money Market Portfolio.


116
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Purchases and sales of investment securities for the period ended December 31, 1999, other than short-term obligations, were as follows:

--------------------------------------------------------------------------------
                                           Cost of
                                          Investment           Proceeds from
                                          Securities             Investment
                                          Purchased            Securities Sold
--------------------------------------------------------------------------------
International Equity Portfolio          $  27,582,804          $  17,144,567
World Growth Stock Portfolio               29,551,876             32,428,179
Global Hard Assets Portfolio               11,886,688             10,668,855
Emerging Growth Portfolio                 190,216,490            175,876,001
Capital Growth Portfolio                  167,158,878            105,546,954
Small Company Portfolio                   109,555,156            114,670,762
Growth Portfolio                           75,917,708             61,578,298
Growth and Income Portfolio                72,948,200             65,275,238
Balanced Portfolio                        104,803,551             98,874,629
High Yield Bond Portfolio                   5,697,196              4,167,031
--------------------------------------------------------------------------------

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Global Advisors Limited to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Growth and Income Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth and Balanced Portfolios; and Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

--------------------------------------------------------------------------------
                                     First $200      Next $1.10     Over $1.30
                                       Million         Billion        Billion

International Equity Portfolio          1.00%          1.00%          1.00%
World Growth Stock Portfolio             .75%           .70%           .65%
Global Hard Assets Portfolio             .75%           .70%           .65%
Emerging Growth Portfolio                .80%           .75%           .70%
Capital Growth Portfolio                1.00%           .95%           .90%
Small Company Portfolio                  .75%           .70%           .65%
Growth Portfolio                         .75%           .75%           .75%
Growth and Income Portfolio              .75%           .70%           .65%
Balanced Portfolio                       .75%           .70%           .65%
High Yield Bond Portfolio                .75%           .75%           .75%
Money Market Portfolio                   .50%           .45%           .40%
--------------------------------------------------------------------------------


                                                                             117
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE E--SHAREHOLDERS'  TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

International Equity Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                           ----------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
                                            ------              -------                ------               -------
Shares issued                              1,292,588          $ 17,117,146             1,388,935          $ 15,009,669
Shares issued as reinvestment
   of dividends                                4,687                56,828                     -                     -
Shares redeemed                             (446,527)           (6,141,255)              (21,778)             (238,051)
                                           ---------          ------------             ---------          ------------

      Net increase                           850,748          $ 11,032,719             1,367,157          $ 14,771,618
                                           =========          ============             =========          ============

World Growth Stock Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
                                            ------              -------                ------               -------
Shares issued                               276,903         $   6,365,605              394,394           $  9,327,872
Shares issued as reinvestment
   of dividends                             428,951             9,394,729              638,687             14,983,192
Shares redeemed                            (667,802)          (15,400,467)            (503,891)           (11,938,567)
                                           --------         -------------              -------           ------------

      Net increase                           38,052         $     359,867              529,190           $ 12,372,497
                                           ========         =============              =======           ============

Global Hard Assets Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
                                            ------              -------                ------               -------
Shares issued                               558,304         $   4,852,391              193,513         $   1,631,108
Shares issued as reinvestment
   of dividends                               9,544                72,099                5,873                52,180
Shares redeemed                            (526,997)           (4,457,961)            (209,525)           (1,848,314)
                                           --------         -------------              -------         -------------

      Net increase (decrease)                40,851         $     466,529              (10,139)        $    (165,026)
                                           ========         =============              =======         =============

Emerging Growth Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
                                            ------              -------                ------               -------
Shares issued                               842,144          $ 22,789,922             1,257,911          $ 24,404,057
Shares issued as reinvestment
   of dividends                              20,335               468,598               170,978             3,023,470
Shares redeemed                            (361,203)           (9,106,230)             (490,481)           (9,317,258)
                                           --------          ------------               -------          ------------

      Net increase                          501,276          $ 14,152,290               938,408          $ 18,110,269
                                           ========          ============               =======          ============


118
--------------------------------------------------------------------------------

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Capital Growth Stock Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                           ----------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
                                            ------              -------                ------               -------
Shares issued                              1,812,698           $55,642,674             1,446,669          $ 36,281,815
Shares issued as reinvestment
   of dividends                              583,668            16,688,505               211,952             4,549,478
Shares redeemed                             (176,653)           (5,433,744)             (407,453)          (10,141,029)
                                           ---------           -----------             ---------          ------------

      Net increase                         2,219,713           $66,897,435             1,251,168          $ 30,690,264
                                           =========           ===========             =========          ============

Small Company Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                                329,975           $ 4,975,909               834,248          $ 15,895,855
Shares issued as reinvestment
   of dividends                              617,583             9,761,271               422,227             8,677,237
Shares redeemed                             (619,778)           (9,407,422)             (423,026)           (8,361,687)
                                            --------           -----------               -------          ------------

      Net increase                           327,780           $ 5,329,758               833,449          $ 16,211,405
                                            ========           ===========               =======          ============

Growth Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                           ----------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                              1,082,322           $17,287,033             1,007,173          $ 10,464,685
Shares issued as reinvestment
   of dividends                               11,575               165,744                     -                     -
Shares redeemed                              (77,732)           (1,124,994)             (126,900)           (1,390,283)
                                           ---------           -----------               -------          ------------

      Net increase                         1,016,165           $16,327,783               880,273          $  9,074,402
                                           =========           ===========               =======          ============

Growth and Income Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                                677,470           $13,575,173             1,172,029          $ 21,565,743
Shares issued as reinvestment
   of dividends                               54,012             1,025,140               588,835            10,072,665
Shares redeemed                             (338,369)           (6,772,616)             (664,326)          (11,954,710)
                                             -------           -----------             ---------          ------------

      Net increase                           393,113           $ 7,827,697             1,096,538          $ 19,683,698
                                             =======           ===========             =========          ============


                                                                             119
--------------------------------------------------------------------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Balanced Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                                730,355         $   9,652,134               697,627          $  8,776,809
Shares issued as reinvestment
   of dividends                              299,519             3,800,882               301,238             3,539,231
Shares redeemed                             (300,362)           (3,964,482)             (163,928)           (2,058,486)
                                             -------         -------------               -------          ------------

      Net increase                           729,512         $   9,488,534               834,937          $ 10,257,554
                                             =======         =============               =======          ============

High Yield Bond Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                            ---------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                                650,374         $   6,381,383             1,294,477          $ 13,092,077
Shares issued as reinvestment
   of dividends                               53,246               505,196                     -                     -
Shares redeemed                             (520,250)           (5,118,177)             (454,581)           (4,517,015)
                                            --------         -------------               -------          ------------

      Net increase                           183,370         $   1,768,402               839,896          $  8,575,062
                                            ========         =============               =======          ============

Money Market Portfolio

                                                     Year Ended                                  Year Ended
                                                  December 31, 1999                           December 31, 1998
                                          -----------------------------------------------------------------------------
                                            Shares              Dollars                Shares               Dollars
Shares issued                              4,619,214          $ 48,821,940             4,602,276          $ 48,227,174
Shares issued as reinvestment
   of dividends                               79,554               825,203                46,686               477,433
Shares redeemed                           (3,698,386)          (39,144,669)           (3,217,716)          (33,720,871)
                                          ----------          ------------             ---------          ------------

      Net increase                         1,000,382          $ 10,502,474             1,431,246          $ 14,983,736
                                          ==========          ============             =========          ============


120
--------------------------------------------------------------------------------

                     [This page intentionally left blank.]

JEFFERSON PILOT VARIABLE FUND, INC.

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Jefferson Pilot Variable Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Jefferson Pilot Variable Fund, Inc. (the "Fund" comprising respectively, the International Equity, World Growth Stock, Global Hard Assets, Emerging Growth, Capital Growth, Small Company, Growth, Growth and Income, Balanced, High Yield Bond, and Money Market) (the "Portfolios") including the related schedules of portfolios investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Jefferson Pilot Variable Fund, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst + Young LLP

Boston, Massachusetts
February 15, 2000


                                                                             121
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Distributor:
Jefferson Pilot Variable Corporation
One Granite Place
Concord, NH 03301

                                                                 ---------------
                                                                 Presorted Bound
                                                                 Printed Matter
                                                                  U.S. Postage
                                                                      PAID
                                                                   Boston, MA
                                                                 Permit # 57842
                                                                 ---------------